Exhibit 10.19

SUBLEASE AGREEMENT

This SUBLEASE AGREEMENT (this “Sublease”) is made as of the 3rd day of January 2024 (the “Effective Date”) between Duck Creek Technologies LLC, a Delaware limited liability company (“Sublessor”) with an address of 22 Boston Wharf Road, Boston, Massachusetts 02110 and Astria Therapeutics, Inc., a Delaware corporation (“Sublessee”), with an address of 75 State Street, Suite 1400, Boston, Massachusetts 02109.

RECITALS:

WHEREAS, pursuant to that certain Lease dated as of August 7, 2017 (the “Master Lease”) by and between Sublessor, as tenant, and MEPT Seaport 13 Stillings LLC, as landlord (the “Master Lessor”), Sublessor has leased, in part, from Master Lessor a portion of the building consisting of approximately 30,110 square feet of space located on the tenth (10th) floor having a street address of 22 Boston Wharf Road, Boston, Massachusetts (the “Subleased Premises”);

WHEREAS, Sublessee desires to sublease from Sublessor, and Sublessor desires to sublease to Sublessee, the entirety of the Subleased Premises upon the terms and conditions set forth in this Sublease.

AGREEMENT:

In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, Sublessor and Sublessee agree as follows:

1.Sublease.

1.1Term. Sublessor demises and subleases to Sublessee, and Sublessee hires and subleases from Sublessor, the Subleased Premises, together with all appurtenances applicable thereto pursuant to the Master Lease for a term (the “Sublease Term”) commencing on the Sublease Commencement Date (as defined in Paragraph 1.2 below) and ending on November 30, 2028 (the “Termination Date”), unless sooner terminated pursuant to any provision hereof.

1.2Sublease Commencement Date. The Sublease Commencement Date shall be the later of: (i) June 1, 2024 or (ii) the date that Master Lessor has granted its Consent (as defined in Paragraph 14.11 of this Sublease) to this Sublease. Promptly after the determination of the Sublease Commencement Date, if requested by either party, Sublessor and Sublessee shall enter into a commencement letter agreement detailing the actual date of the Sublease Commencement Date. Sublessee shall have access to and exclusive use of the Subleased Premises as of the Sublease Commencement Date. Sublessor shall provide Sublessee with appropriate access credentials (e.g. key, key card, etc.) to enable Sublessee to access and use the Subleased Premises beginning June 1, 2024.

1.3Use. The Sublessee shall use and occupy the Subleased Premises only for the Permitted Use in accordance with the provisions of the Master Lease.

1.4Delivery. Sublessee acknowledges and agrees that it has had the opportunity to inspect and familiarize itself with the Subleased Premises and has done so. Sublessee’s taking possession of the Subleased Premises shall be conclusive evidence by Sublessee that the Subleased Premises were in good order and satisfactory condition when Sublessee took possession. The Subleased Premises shall be delivered to Sublessee on the Sublease Commencement Date. Sublessor shall remove all of its personal property and equipment from the Subleased Premises along with the forty (40) cubicles located adjacent to the kitchen/café area, and shall deliver the Subleased Premises, broom clean but otherwise in “AS IS, WHERE IS” condition, without any obligation on the part of Sublessor to prepare or make improvements to the Subleased Premises for Sublessee’s occupancy. Sublessee acknowledges that neither Sublessor nor Sublessor’s agents have made any representation or warranty as to the condition of the Subleased Premises or the suitability of the Subleased Premises for the conduct of Sublessee’s business.

1.5Security Deposit. $391,430.01 (three (3) months of Fixed Rent).

2.Incorporation of the Master Lease.

2.1Compliance with Master Lease. Except as expressly otherwise provided in this Sublease, Sublessee shall timely and fully comply with all of the provisions of the Master Lease that are to be observed or performed during the Sublease Term by Sublessor, as tenant under the Master Lease, with respect to the Subleased Premises, except as expressly provided otherwise by this Sublease; provided, the amount of any base rental for the Subleased Premises (“Fixed Rent”) and any other amounts due hereunder to be paid by Sublessee shall be governed by the terms of this Sublease. Notwithstanding any other provision of this Sublease, Sublessee shall not, by any act or omission, cause Sublessor to be in violation of or in default under the Master Lease, or do or permit, any act that is in violation of this Sublease or the Master Lease.

2.2Incorporation of Master Lease. Insofar as the provisions of the Master Lease do not conflict with specific provisions of this Sublease, such provisions (except for the Excluded Provisions listed below) are incorporated by this reference into this Sublease as fully as if completely restated herein. Subject to the preceding sentence, Sublessee shall be bound by all the provisions of the Master Lease pertaining to the Subleased Premises and shall perform all of the obligations and responsibilities that Sublessor is obligated to perform pursuant to the Master Lease pertaining to the Subleased Premises from and after the Sublease Commencement Date. Therefore, for the purposes of this Sublease, wherever in the Master Lease the words “Premises” or similar words are used, they shall mean the Subleased Premises, whenever in the Master Lease, the word “Landlord” is used, it shall mean Sublessor, and wherever in the Master Lease the word “Tenant” is used, it shall mean Sublessee, provided, however, the word “Landlord” shall mean (i) Master Lessor, not Sublessor, with respect to any provisions in the Master Lease relating to Master Lessor’s representations, warranties or obligations relating to the compliance of the Subleased Premises (or portions thereof) or any portion of the Building with any laws, or any service, repair, restoration, replacement, maintenance or alteration obligations on the part of Master Lessor; any provisions relating to Master Lessor’s obligation to maintain insurance; any provisions relating to Master Lessor’s indemnification obligations; any provisions relating to Master Lessor’s representations, warranties or obligations relating to the existence of hazardous materials on, at, in, under or about the Subleased Premises; any remedial work or other obligations on the part of Master Lessor relating thereto.

2.3Time Periods. Except in the event of a default, in which event the time periods provided in Paragraph 7.2 hereof shall govern, with respect to any time periods provided in the Master Lease: (a) in any instance where Master Lessor under the Master Lease has a certain time period in which to notify Sublessor of some decision by Master Lessor that Master Lessor will or will not take some action, Sublessor shall have an additional five (5) business day period after receiving such notice in which to notify Sublessee; and (b) in any instance where Sublessor, as tenant under the Master Lease, has a certain time period in which to notify Master Lessor under the Master Lease of some decision by Sublessor that Sublessor will or will not take some action, Sublessee must notify

Sublessor at least five (5) business days prior to the end of the period granted in the Master Lease of any decision by Sublessee that Sublessee will or will not take some action.

2.4Subject to Master Lease. This Sublease is expressly subject and subordinate to the Master Lease, and to the rights of Master Lessor thereunder, and Sublessee shall under no circumstances have any greater rights than does Sublessor under the Master Lease, and no provision of this Sublease shall be construed in a manner that would constitute a breach of the Master Lease. Without limiting the generality of the foregoing, in the event of the termination or cancellation of the Master Lease for any reason, this Sublease shall automatically be deemed terminated effective as of the same day of such cancellation or termination of the Master Lease, and neither Sublessor nor Sublessee shall have any liability or obligation to the other as a result thereof; provided, however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease or the Master Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination and the defaulting party shall indemnify, exonerate and hold the non-defaulting party harmless from and against any and all loss, cost, damage and liability (including without limitation reasonable attorneys’ fees) incurred by the non-defaulting party by reason of any breach by the defaulting party of its obligations, covenants and/or undertakings under this Sublease and/or the Master Lease or failure to perform any obligations under this Sublease. Sublessor hereby covenants that it shall not, by its omission or act, do or permit anything to be done which would cause a default under the Master Lease, and Sublessor hereby agrees that it shall not voluntarily terminate the Master Lease (except for any termination rights granted to Sublessor as a result of a casualty or eminent domain).

2.5Approval of Master Lease; Amendments to Master Lease. Sublessee represents that it has read and is familiar with all of the provisions of the Master Lease as redacted and attached hereto. Sublessor shall not amend or modify any term of the Master Lease in any manner that would materially and adversely affect Sublessee’s rights under this Sublease without the prior consent of Sublessee which shall not be unreasonably withheld, delayed or conditioned.

2.6Services. Notwithstanding anything in this Sublease to the contrary, Sublessee acknowledges and agrees that Sublessor shall not be obligated to furnish to Sublessee any services of any nature whatsoever (including, without limitation, the furnishing of heat, electrical energy, air conditioning, loading dock, elevator service, cleaning, window washing, and rubbish removal services, or security services). Insofar as Master Lessor is obligated to furnish any services to the Subleased Premises, to repair or rebuild the same, to perform any other act whatsoever with respect to the Subleased Premises, or to perform any obligation or satisfy any condition under the Master Lease, Sublessee expressly acknowledges that Sublessor does not undertake the performance or observance of such obligations, but is only obligated, upon receipt of written notice from Sublessee, to use commercially reasonable efforts to obtain Master Lessor’s performance for Sublessee’s benefit and without obligating itself to institute legal action or incur any expense.

2.7Consent of Master Lessor. Wherever Sublessor’s consent is required under this Sublease, the consent of Master Lessor shall also be required (to the extent set forth in the Master Lease). Whenever Master Lessor’s consent is required under the Master Lease, the consent of Sublessor shall also be required, which consent by Sublessor shall not be unreasonably withheld where Master Lessor consents thereto.

2.8Master Lessor’s Representations and Warranties. Sublessor shall have no liability or obligation to Sublessee based upon any representation or warranty made by Master Lessor to Sublessor under the Master Lease or based upon any act or omission of Master Lessor or its agents, employees, or contractors.

2.9Sublessor’s Representations. Sublessor represents to Sublessee as follows: (i) the Master Lease, a redacted copy of which is attached hereto as Exhibit A, constitutes the entire agreement between Master Lessor and Sublessor relating to the lease of the Premises, has not been otherwise amended and is in force and effect; (ii) no default or breach by Sublessor or, to the best knowledge of Sublessor, by Master Lessor exists under the Master Lease; (iii) no event has occurred that, with the passage of time, the giving of notice, or both, otherwise would constitute a default or breach by Sublessor, or to the best of Sublessor’s knowledge, the Master Lessor under the Master Lease; (iv) Sublessor shall promptly pay when due all rents due and accruing to Master Lessor under the Master Lease, and perform its obligations under the Master Lease except to the extent required to be performed by Sublessee hereunder; and (v) subject to receipt of Master Lessor’s written consent hereto, Sublessor has the right and power to execute and deliver this Sublease and to perform its obligations hereunder.

3.Inapplicability of Certain Provisions of Master Lease. The following Sections or provisions of the Master Lease (the “Excluded Provisions”) are NOT incorporated into this Sublease and do not form a part of this Sublease except to the extent that they contain defined terms which are used herein: (a) any provisions that are superseded by or in direct conflict with the provisions hereof; (b) any provision granting Sublessor any rights or options to extend or renew the term, or granting Sublessor any expansion options or right of first refusals or first offers, including without limitation, the provisions of Section 2.1.2 and 2.2.2 of the Master Lease; (c) any redacted provisions; and (d) the following sections of the Master Lease: 2.1.3(a) through (h) (regarding creation of the Rooftop Deck), 2.2.3 (regarding the determination of Fair Market Rent for Extension Option), 2.3 (regarding initial buildout plans), 2.4 (regarding Landlord’s work), 2.5 (regarding initial Tenant Improvements), 3.4 (regarding additional rent), 4.27 — third sentence only (regarding limitation of liability), Exhibit C (regarding listing of plans and specification for Tenant Improvements), and Exhibit H (regarding Landlord’s Base Building Work).

4.Rent.

4.1Fixed Rent.

4.1.1Commencing on: September 1, 2024 (the “Sublease Rent Commencement Date”), and continuing through the Termination Date, Sublessee shall pay to Sublessor for the Subleased Premises annual base rental (“Fixed Rent”) as follows:

Sublease Term	Annual Fixed Rent	Monthly Fixed Rent	Fixed Rent/SF
September 1, 2024 - August 31, 2025	$1,565,720.00	$130,476.67	$52.00/SF
September 1, 2025 - August 31, 2026	$1,597,034.40	$133,086.20	$53.04/SF
September 1, 2026 - August 31, 2027	$1,628,951.00	$135,745.91	$54.10/SF
September 1, 2027 - August 31, 2028	$1,661,469.80	$138,455.81	$55.18/SF

September 1, 2028 -	$423,722.97	$141,240.99	$56.29/SF
November 30, 2028	*

*Prorated; Three-month period of remainder of the Sublease Term.

(Fixed Rent and any other amounts due hereunder, including the electricity charges set forth herein, are sometimes referred to herein as “Rent”).

4.1.2Monthly installments of Fixed Rent will be due and payable on or before the first day of each succeeding calendar month during the Sublease Term to the address set forth in Paragraph 4.1.1 above; provided, however, that the first monthly installment of Fixed Rent shall be due and payable upon the execution of this Sublease by Sublessee.

4.2	No Setoff. All Rent shall be payable without any setoff or deduction, and without notice or demand.

5.Additional Rent.

5.1Operating Costs and Property Taxes. Sublessee shall not be responsible for the payment of any Operating Costs or Property Taxes as set forth in Section 3.4 the Master Lease. Sublessee’s Fixed Rent shall be deemed to include said additional rent from the Master Lease.

5.2Utilities. Beginning on the Sublease Commencement Date, Sublessee shall pay for all electricity and other utilities consumed in and/or services which are to serve the Subleased Premises as provided by Section 3.5 of the Master Lease. In addition, if due to Sublessee’s particular manner of use or occupancy of the Premises, there is any surcharge, or supplemental cost or expense charged by Master Lessor or if Sublessee requests any additional services or utilities to the Subleased Premises for which an additional charge is imposed by Master Lessor, Sublessee shall promptly pay such amount to Master Lessor (provided, however, that if Master Lessor requires Sublessor to pay for any such services for the benefit of Sublessee, then Sublessee shall reimburse Sublessor for such costs within thirty (30) days after Sublessee’s receipt of an invoice therefor from Sublessor).

6.Insurance and Indemnity.

6.1Insurance. Sublessee shall carry all of the insurance policies required to be carried by Sublessor under the Master Lease and shall name Master Lessor and Sublessor and any other parties required pursuant to the Master Lease as additional insureds on all such policies. Prior to the earlier to occur of the Sublease Commencement Date or Sublessee’s entry to or occupancy of the Subleased Premises, and at least thirty (30) days prior to each policy’s expiration date, Sublessee shall deliver to Sublessor evidence satisfactory to Sublessor of maintenance of insurance coverage with respect to the Subleased Premises as required under the Master Lease. Without limiting the foregoing, the insurance provisions set forth in the Master Lease are incorporated herein by reference, it being the intention of the parties, and Sublessee hereby agreeing, that Sublessee shall be bound by such insurance provisions as the tenant under the Master Lease, and that such insurance obligations shall extend to both Master Lessor and Sublessor. In addition, the waiver of subrogation and release provisions of the Master Lease shall apply to the relationship between Sublessor and Sublessee, and be binding upon and enforceable as between Sublessor and Sublessee and each party hereby confirms the same and agrees to obtain the necessary waiver of subrogation endorsements from their respective insurers in order to comply with the provisions hereof.

6.2Indemnification and Waiver. Sublessor’s indemnity obligations set forth in Section 4.12 of and elsewhere in the Master Lease are hereby applicable to and binding upon Sublessee, and Sublessee’s indemnity obligations hereunder and therein shall run to both Sublessor and Master Lessor. Master Lessor’s indemnity obligations set forth in Section 4.12_of and elsewhere in the Master Lease are hereby applicable to and binding upon Sublessor. The obligations set forth in this Paragraph shall survive the expiration or sooner termination of this Sublease.

7.Default.

7.1Default and Enforcement. The rights of Sublessor and Sublessee to enforce the provisions of this Sublease, defaults under this Sublease, and termination of this Sublease shall be governed by the applicable default and remedy provisions of the Master Lease as if Sublessor and Sublessee were landlord and tenant thereunder, respectively.

7.2Cure Periods. The parties acknowledge that a failure to perform by Sublessee under this Sublease may place Sublessor in default of its obligations under the Master Lease. Therefore, the parties agree that the period afforded Sublessee to cure a monetary default under this Sublease shall be two (2) days less than that provided to Sublessor under the Master Lease, if any, and the period afforded Sublessee to cure a non-monetary default under this Sublease shall be five (5) days less than that provided to Sublessor under the Master Lease, if any.

7.3Notices. Whenever Sublessor has an obligation to perform any act or to give any notice to Master Lessor under the Master Lease, and such obligation is assumed by Sublessee in this Sublease, then Sublessee shall perform such act or give such notice at least two (2) days before the due date specified in the Master Lease.

8.

Assignment and Sublease. Sublessee shall not assign this Sublease or sublease all or any portion of the Subleased Premises other than in accordance with the terms and conditions set forth in Section 4.16 of the Master Lease. In the event that Sublessor and Master Lessor consent to any assignment or sublet by Sublessee, then Sublessee shall reimburse (i) Master Lessor as provided in the Master Lease and (ii) Sublessor for its reasonable attorneys’ fees incurred in the review of the applicable documentation, regardless of whether such consent is ultimately granted. No permitted assignment or sublease shall release Sublessee from liability under this Sublease. The consent of Sublessor to any one assignment or sublease shall not be deemed to be Sublessor’s consent to any other or further assignment or sublease.

9.

Alterations. Notwithstanding any provisions of the Master Lease to the contrary, Sublessee shall not make any alterations, additions, improvements or other changes in or to the Subleased Premises except as provided in the Master Lease, including, without limitation, the provisions of Section 4.4 thereof. Any Alterations (as defined by the Master Lease) done by or on behalf of Sublessee to the Subleased Premises shall be effected in conformance with all applicable laws, rules, ordinances and regulations and shall be subject to all of the terms and conditions of this Sublease and the Master Lease. Without limiting any of the terms hereof or of the Master Lease or the Sublease and except as hereafter provided, Sublessor shall not be required to approve or consent to any Alterations unless Master Lessor agrees in writing that Sublessor shall have no obligation to remove such Alterations at the expiration of earlier termination of the Sublease Term.

10.

Access by Sublessor. Sublessor may enter the Subleased Premises at reasonable times to examine the Subleased Premises or to make any repairs or replacements Sublessor may deem necessary. Sublessor’s entry into the Subleased Premises shall be upon reasonable prior notice to Sublessee (except in cases of emergency where no notice is required), in each case in accordance with Sublessee’s reasonable policies and procedures, including confidentiality terms if applicable. In addition, in the event that Master Lessor requires Sublessor to remove any alterations or equipment from the Subleased Premises which is not the responsibility of Sublessee to remove pursuant to the terms of this Sublease, then Sublessor shall have access to the Subleased Premises prior to the Termination Date as may be reasonably necessary for Sublessor to complete such removal. Sublessor shall use reasonable efforts to minimize any disruption to Sublessee’s business operations in connection with such access. Notwithstanding anything to the contrary in this Sublease, upon the expiration of the Sublease Term, Sublessee shall not be obligated to remove any alterations, installations, additions, or improvements in or about the Subleased Premises made prior to the Sublease Commencement Date.

11.

Signage. Subject to the reasonable approval of Sublessor and Master Lessor which shall not be unreasonably withheld, and compliance with any applicable provisions of the Master Lease, Sublessee shall have the right to Sublessor’s existing signage space available at the Subleased Premises. On or before the Sublease Commencement Date, Sublessor shall remove Sublessor’s existing signage, if any, at the Subleased Premises in accordance with the terms of the Master Lease.

12.

Hazardous Materials. Notwithstanding anything contained in the Master Lease to the contrary, Sublessee shall not use, store or dispose of any Hazardous Materials in connection with its use and occupancy of the Subleased Premises except with the prior written consent of the Sublessor and the Master Lessor, which may be withheld in their sole discretion. Sublessor represents to Sublessee that as of the date of this Sublease, to the best knowledge of Sublessor, there are no Hazardous Materials in the Subleased Premises.

13.

Holdover in Subleased Premises. If Sublessee fails to surrender the Subleased Premises in the condition required in this Sublease on the Termination Date (or earlier pursuant to the terms of this Sublease), Sublessee shall pay rent for the Subleased Premises at a monthly rate equal to one hundred fifty (150%) percent of the rate of Fixed Rent hereunder, the cost of electricity and all other utilities supplied to the Subleased Premises, and all other charges provided hereunder. During such holdover period, Sublessee shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Paragraph 13 shall be construed as consent by Sublessor or Master Lessor to any holding over by Sublessee, and Sublessor expressly reserves the right to require Sublessee to surrender possession of the Subleased Premises to Sublessor as provided in this Sublease. If Sublessee fails to timely surrender the Subleased Premises to Sublessor, in addition to any other liabilities to Sublessor accruing therefrom, Sublessee shall protect, defend, indemnify and hold Sublessor harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from Sublessee’s holding over, including, without limitation, any claims made by Master Lessor and any succeeding subtenant or licensee. Nothing set forth in this Paragraph 13 shall negate Sublessee’s obligation to vacate the Subleased Premises on the Termination Date (or earlier pursuant to the terms of this Sublease), and Sublessee’s failure to do so shall entitle Sublessor to exercise all of the rights and remedies set forth in the Master Lease and this Sublease.

14.	Miscellaneous.

14.1Waiver. Waiver of one breach of a term, condition, or covenant of this Sublease by either party hereto shall be limited to the particular instance and shall not be deemed to waive future breaches of the same or other terms, conditions, or covenants.

14.2Joint and Several. If Sublessee consists of more than one person or entity, the obligations of such parties under this Sublease shall be joint and several.

14.3Entire Agreement; Amendments. This Sublease, including the exhibits and addenda, if any, embodies the entire agreement between the parties with relation to the transaction contemplated hereby, and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, letters of intent, and understandings, if any, between Sublessor and Sublessee, or displayed by Sublessor’s brokers or agents or Sublessor with respect to the subject matter of this Sublease or the Subleased Premises. There are no representations between Sublessor and Sublessee other than those contained in this Sublease. Any amendment or modification of this Sublease must be in writing and signed by Sublessor and Sublessee (and with the consent of Master Lessor).

14.4Survival of Indemnities and Covenants. Any and all indemnities of each of Sublessor and Sublessee and any and all covenants of each of Sublessor and Sublessee not fully performed on the date of the expiration or termination of this Sublease shall survive such expiration or termination.

14.5Sublessor’s Default. It is the express understanding and agreement of the parties and it is a condition of Sublessor’s agreement to execute this Sublease that, Sublessor shall not be in default under this Sublease unless Sublessor fails to perform obligations required of Sublessor within thirty (30) days after written notice by Sublessee to Sublessor, specifying wherein Sublessor has failed to perform such obligation; provided, however, that if the nature of Sublessor’s obligation is such that more than thirty (30) days are required for its cure, then Sublessor shall not be in default if Sublessor commences performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Except to the extent Sublessor has any such right under the Master Lease, in no event shall Sublessee have the right to terminate this Sublease or to any abatement of or offset from the rent or other charges payable by Sublessee under this Sublease as a result of Sublessor’s default, and Sublessee’s remedies shall be limited to an independent action for damages, specific performance and/or an injunction. Sublessee hereby waives its right to recover consequential damages (including, but not limited to, lost profits) or punitive damages arising out of a Sublessor default. Sublessor hereby waives its right to recover consequential damages (including, but not limited to, lost profits) or punitive damages arising out of a Sublessee default except in the event of Sublessee’s wrongful refusal to relinquish possession of the Subleased Premises for a period of more than fifteen (15) days. This Sublease and the obligations of each of Sublessor and Sublessee hereunder shall not be affected or impaired because such party is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of force majeure, and the time for Sublessor’s and Sublessee’s performance, as applicable, shall be extended for the period of any such delay.

14.6Litigation Costs. If any legal action is filed to enforce this Sublease, or any part thereof, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs of the action.

14.7Notices. All notices, demands and requests given pursuant to this Sublease and other communications related to this Sublease shall be given in accordance with the terms of the Master Lease to the following addresses:

To Sublessor:	Duck Creek Technologies. 100 Summer Street Boston, MA 02110 ATTN: Teresa M. Kim, CFO
With a copy to:	Burns & Levinson LLP 125 High Street Boston, MA 02110 Attn: Michael D. MacClary, Esq.
To Sublessee:	Astria Therapeutics, Inc. 75 State Street, Suite 1400 Boston, MA 02109 ATTN: Legal With a copy via email to Legal@Astriatx.com
With a copy to:	Langer & McLaughlin, LLP 535 Boylston Street, 3rf Floor Boston, MA 02116 Attn: Astria Leasing Matters

Each party shall promptly deliver to the other party copies of all notices, requests, or demands which relate to the Subleased Premises or the use or occupancy thereof after receipt of same from the Master Lessor.

14.8Successors and Assigns. This Sublease shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

14.9Multiple Counterparts. This Sublease may be executed in multiple counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

14.10Surrender of Subleased Premises. Upon the Termination Date or upon earlier expiration of the Sublease as provided herein, Sublessee shall surrender the Subleased Premises in the condition required by the Master Lease. Prior to the expiration of the Sublease Term or the earlier expiration of the Sublease, Sublessee shall, at its sole cost and expense, (a) remove Sublessee’s trade fixtures, furniture, equipment, improvements, alterations as required by Paragraph 9 of this Sublease, signage, cabling, wiring, fixtures and other personal property from the Subleased Premises, (b) repair any damage resulting from such removal. Any of Sublessee’s equipment or personal property which shall remain in the Subleased Premises for more than ten (10) days after the expiration or termination of the term of this Sublease or earlier expiration of the Sublease shall be deemed conclusively to have been abandoned, and either may be retained by Sublessor as its property or may be disposed of in such manner as Sublessor may see fit, at Sublessee’s sole cost and expense.

14.11Conditions. This Sublease shall not be effective unless and until it has been signed by Sublessee and Sublessor, and Master Lessor’s form of consent to this Sublease has been executed and delivered by Master Lessor (“Consent”). Following execution by Master Lessor, the Consent shall be attached hereto as Exhibit B. If Master Lessor does not consent to this Sublease, this Sublease will not become effective, and neither party shall have any obligation or liability to the other. Notwithstanding anything to the contrary in this Sublease, if the Consent is not obtained within fifteen (15) Business Days after the mutual execution and delivery of this Sublease, then Sublessee shall have the right to terminate this Sublease effective upon written notice to Sublessor at any time prior to Sublessee’s receipt of the Consent.

14.12Sublessor’s Exercise of Rights During Damage or Destruction. Sublessee acknowledges and agrees that if the Master Lease gives Sublessor any right to terminate the Master Lease, including, without limitation, in the event of the partial or total damage, destruction, or condemnation of the Subleased Premises or the Building or property of which the Subleased Premises are a part, then the exercise of such right by Sublessor shall not constitute a default or breach hereunder. In addition, in the event any taking by eminent domain or damage by fire or other casualty affects the Subleased Premises, Sublessee shall be entitled to exercise, if applicable, any termination rights afforded the Sublessor under the Master Lease, subject to the provisions set forth therein. Sublessor shall have no obligation to repair or restore the Building, all or any portion of the Premises under the Master Lease, including without limitation, the Subleased Premises or to compensate Sublessee in the event of a fire or other casualty or a taking by way of eminent domain which affects the Building or the Subleased Premises. To the extent Sublessor’s rent is abated under the Master Lease for the Premises pursuant to provisions thereof, Sublessee’s Fixed Rent (and any Additional Rent, to the extent abated for Sublessor) hereunder shall also be abated for the same period. Notwithstanding anything to contrary herein, in the event Master Lessor rebuilds the Subleased Premises following a casualty, Sublessee shall not be required to repair or restore any alterations, installations, additions, or improvements in or about the Subleased Premises made prior to the Sublease Commencement Date.

14.13Capitalized Terms. All terms used herein with initial capital letters that are not specifically defined herein shall have the same meanings attributed to those terms in the Master Lease as the case may be, provided that the same are not in conflict with the terms and provisions of this Sublease.

14.14No Recording. Neither party shall record this Sublease or any notice of this Sublease.

15.

Security Deposit. On the Execution Date, Sublessee shall deposit with Sublessor the Security Deposit in the amount specified in Section 1.5 in United States dollars, as security for the full and faithful performance of every provision of this Sublease to be performed by Sublessee. If Sublessee Defaults with respect to any provision of this Sublease, including but not limited to the provisions relating to the payment of Fixed Rent or Additional Rent, Sublessor may use, apply or retain all or any part of the Security Deposit for the payment of Fixed Rent or Additional Rent or any other amount which Sublessor may spend or become obligated to spend by reason of Sublessee’s Default, to repair damages to any part of the Premises, to clean the Premises or to compensate Sublessor for any other loss or damage which Sublessor may suffer by reason of Sublessee’s Default. Sublessor shall not be required to keep the Security Deposit separate from its general funds, and Sublessee shall not be entitled to interest on the Security Deposit. If Sublessee shall fully and faithfully perform every provision of this Sublease to be performed by it, the Security Deposit or any balance thereof shall be returned to Sublessee within thirty (30) days following the Termination Date or such earlier termination of this Sublease.

16

Brokers. Sublessor and Sublessee represent and warrant that Perry CRE, Inc. and JLL (“Brokers”) are the only brokers involved in the procurement, negotiation, and execution of this Sublease. Brokers’ commission shall be paid by Sublessor pursuant to a separate commission agreement. Neither party dealt with any other broker or finder (other than Brokers) in connection with the consummation of this Sublease and each party agrees to indemnify, hold and save the other party harmless from and against any and all claims for brokerage commissions or finder’s fees arising out of either of their acts in connection with this Sublease.

17.

Quiet Enjoyment. Provided Sublessee is not in default beyond applicable notice and cure periods hereunder, Sublessee shall have the quiet enjoyment of the Subleased Premises during the Sublease Term without interference by Sublessor or anyone claiming by, through or under Sublessor, subject however to all terms and conditions of this Sublease and the Master Lease as incorporated herein.

18.

Prohibited Persons. Each of Sublessor and Sublessee hereby represents and warrants to the other that it is not: (a) in violation of any Anti-Terrorism Law; (b) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (c) dealing in, or otherwise engaging in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224; (d) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in any Anti-Terrorism Law; or (e) a Prohibited Person, nor are any of its partners, members, managers, officers or directors a Prohibited Person. As used herein, “Anti-Terrorism Law” is defined as any law relating to terrorism, anti-terrorism, money laundering or anti-money laundering activities, including, without limitation, Executive Order No. 13224 and Title 3 of the USA Patriot Act. As used herein, “Executive Order No. 13224” is defined as Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, or Support Terrorism”. As used herein, “Prohibited Person” is defined as (i) a person or entity that is listed in the Annex to Executive Order 13224; (ii) a person or entity with whom Sublessee or Sublessor, as applicable, is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; or (iii) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement website or other official publication of such list. As used herein, “USA Patriot Act” is defined as the “Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001” (Public Law 107-56), as may have been or may hereafter be amended.

19.

Furniture. In consideration of the payment of Fixed Rent by Sublessee to Sublessor, and without any additional consideration, Sublessor hereby grants to Sublessee the right to use or dispose of the furniture currently in the Subleased Premises and more particularly described on Exhibit C attached hereto (the “Furniture”). Sublessor shall remove the items laid out in the LOI prior to the Sublease Commencement Date. Sublessee acknowledges and agrees that the Furniture is provided in “as-is” condition without any warranty, implied or express, of any kind whatsoever. Sublessor shall deliver a bill of sale for good and valuable consideration of less than One Hundred Dollars ($100.00) on the Termination Date conveying title to the Furniture to Sublessee. Sublessee shall be responsible for removing from the Subleased Premises so much of the Furniture as may be required to be so removed pursuant to the Master Lease.

EXECUTED as of the Effective Date.

SUBLESSOR:

Duck Creek Technologies, LLC

DocuSigned by:
By:	/s/ Chris Stone
Name:	Chris Stone
Title:	Chief Legal Officer
Duly Authorized

SUBLESSEE:

Astria Therapeutics, Inc.,

DocuSigned by:
By:	/s/ Jill Milne
Name:	Jill Milne
Title:	CEO
Duly Authorized

EXHIBIT A

MASTER LEASE

[SEE ATTACHED]

Execution Copy

GROSS LEASE
(w/Base Amounts)

THIS LEASE (this “Lease”) is made as of August 7th, 2017 (the “Effective Date”), by and between

“Landlord”MEPT Seaport 13 Stillings LLC, a Delaware limited liability company

and

“Tenant”Duck Creek Technologies LLC, a Delaware limited liability company.

TABLE OF CONTENTS

SECTION 1: DEFINITIONS	1
Access Laws	1
Additional Rent	1
Affiliate	1
Base Amount Allocable to the Premises	1
Base Rent	1
Brokers	1
Building	1
Business Day	1
Claims	2
Commencement Date	2
Deck Allowance	2
ERISA	2
Estimated Operating Costs Allocable to the Premises	2
Events of Default	2
Fair Market Rent	2
Governmental Agency	2
Governmental Requirements	2
Green Agency Ratings	2
Hazardous Substance(s)	2
Land	2
Landlord	2
Landlord’s Agents	2
Landlord’s Base Building Work	3
Lease Memorandum	3
Lease Security Deposit	3
Lease Term	3
Lender	3
Manager	3
Manager’s Address	3
Operating Costs	3
Operating Costs Allocable to the Premises	3
Original Tenant	3
Permitted Transferee	3
Permitted Use	3
Plans and Specifications	3
Prepaid Rent	3
Premises	3
Prime Rate	3
Property Taxes	3

i

Punch List Work	4
Rent Commencement Date	4
Rooftop Access Allowance	4
Rooftop Deck Area	4
Restrictions	4
Rent Payment Address	4
Space Plan Allowance	4
Substantial Completion	4
Telecommunication Facilities	4
Telecommunication Services	4
Tenant	4
Tenant Alterations	4
Tenant Delay	5
Tenant Improvement Allowance	5
Tenant Improvements	5
Tenant’s Agents	5
Tenant’s Pro Rata Share	5
Year	5
SECTION 2: PREMISES AND TERM	5
2.1 Lease of Premises	5
2.2 Lease Term	10
2.2.1 Initial Lease Term	10
2.3 Plans and Specifications/Selection of Tenant’s General Contractor	11
2.4 Landlord’s Base Building Work/Commencement Date/Early Entry	13
2.5 Tenant Improvements	13
2.6 Lease Memorandum	15
2.7 Use and Conduct of Business	16
2.8 Compliance with Governmental Requirements and Rules and Regulations	16
2.9 Intentionally Omitted	16
2.10 Sustainable Building Operations	16
2.11 Recycling and Waste Management	17
SECTION 3: BASE RENT, ADDITIONAL RENT AND OTHER SUMS PAYABLE UNDER LEASE	17
3.1 Payment of Rental	17
3.2 Base Rent	17
3.3 Lease Security Provisions	17
3.4 Additional Rent	19
3.5 Utilities	23
3.6 Holdover	24
3.7 Late Charge	25
3.8 Default Rate	25
SECTION 4: MANAGEMENT AND LEASING PROVISIONS	25
4.1 Maintenance and Repair by Landlord	25
4.2 Maintenance and Repair by Tenant	25
4.3 Common Areas/Security	25
4.4 Tenant Alterations	26
4.5 Tenant’s Work Performance	27
4.6 Surrender of Possession	27
4.7 Removal of Property	27
4.8 Access	28
4.9 Damage or Destruction	28
4.10 Condemnation	29
4.11 Parking	29
4.12 Indemnification	30
4.13 Tenant Insurance	31
4.14 Landlord’s Insurance	31
4.15 Waiver of Subrogation	32

ii

4.16 Assignment and Subletting by Tenant	32
4.17 Assignment by Landlord	34
4.18 Estoppel Certificates and Financial Statements	34
4.19 Modification for Lender	34
4.20 Hazardous Substances	34
4.21 Access Laws	35
4.22 Quiet Enjoyment	36
4.23 Signs	36
4.24 Subordination	36
4.25 Workers Compensation Immunity	37
4.26 Brokers	37
4.27 Limitation on Recourse	37
4.28 Mechanic’s Liens and Tenant’s Personal Property Taxes	37
4.29 No Offset; Independent Covenants; Waiver	38
SECTION 5: DEFAULT AND REMEDIES	38
5.1 Events of Default	38
5.2 Remedies	39
5.3 Right to Perform	40
5.4 Landlord’s Default	40
SECTION 6: MISCELLANEOUS PROVISIONS	40
6.1 Notices	40
6.2 Attorney’s Fees and Expenses	41
6.3 No Accord and Satisfaction	41
6.4 Successors; Joint and Several Liability	41
6.5 Choice of Law	41
6.6 No Waiver of Remedies	41
6.7 Offer to Lease	41
6.8 Force Majeure	41
6.9 Landlord’s Consent	42
6.10 Severability; Captions	42
6.11 Interpretation	42
6.12 Incorporation of Prior Agreement; Amendments	42
6.13 Authority	42
6.14 Time of Essence	42
6.15 Survival of Obligations	42
6.16 Consent to Service	42
6.17 Landlord’s Authorized Agents	42
6.18 Waiver of Jury Trial	43
6.19 Specially Designated National or Blocked Person	43

LISTING OF EXHIBITS

Exhibit A	Mandatory Tenant LEED Design, Construction and Performance Requirements
Exhibit B	Drawing Showing Location and Configuration of the Premises
Exhibit C	Listing of Plans and Specifications for Tenant Improvements
Exhibit D	Form of Lease Memorandum
Exhibit E	Rules and Regulations
Exhibit F	Letter of Credit Criteria
Exhibit G	Rooftop Deck Area
Exhibit H	Landlord’s Base Building Work
Exhibit I	Cleaning Specifications
Exhibit J	Drawing Showing the First Floor of the Garage
Exhibit K	Rendering of Building Lobby

iii

SECTION 1: DEFINITIONS

Access Laws: The Americans With Disabilities Act of 1990 (including the Americans with Disabilities Act Accessibility Guidelines for Building and Facilities) and all other Governmental Requirements relating to the foregoing.

Additional Rent: Defined in paragraph captioned “Additional Rent”.

Affiliate: An entity controlling, controlled by, or under common control with Tenant (control being defined as ownership of more than fifty percent (50%) of the beneficial ownership and voting control of the entity in question).

Base Amount Allocable to the Premises: Defined in paragraph captioned “Additional Rent”.

Base Rent: The monthly amount of Base Rent and the portion of the Lease Term during which such monthly amount of Base Rent is payable shall be determined from the following table. For convenience and ease of reference, the annual rental rate for the computation of Base Rent and the annual Base Rent are also set forth in tabular form with the annual Base Rent equaling the monthly Base Rent installment multiplied by twelve. In the case of any conflict or inconsistency between the monthly Base Rent installment and the other illustrative figures set forth in tabular form or in any computations utilizing such figures, the monthly Base Rent installment so specified shall be controlling and conclusive.

Applicable Portion of Lease Term	Rate Per/Rentable Sq. Ft./ Annum	Annual Base Rent	Monthly Base Rent Installment (Annual ÷ 12)
Commencement Date through the date immediately preceding the Rent Commencement Date
Months 1 through 12
Months 13 through 24
Months 25 through 36
Months 37 through 48
Months 49 through 60
Months 61 through 72
Months 73 through 84
Months 85 through 96
Months 97 through 108
Months 109 through 120

Notwithstanding the foregoing, Landlord shall abate all Base Rent applicable to the Premises for the period beginning on the Commencement Date and ending on the date immediately preceding the Rent Commencement Date (the “Abatement Period”). Although Landlord shall abate Base Rent payable for the Abatement Period, Tenant acknowledges and agrees that Tenant shall be liable for all Additional Rent payable during such period. For purposes of the above rent schedule, Month 1 begins on the first day of the first full month of the Lease Term beginning on or after the Rent Commencement Date. If the Rent Commencement Date is a date other than the first day of a calendar month, Base Rent for the period from the Rent Commencement Date through the end of the calendar month in which the Rent Commencement Date occurs shall be at the same rate as months 1 through 12, but shall be prorated as provided in Paragraph 3.2 hereof.

Brokers: Tenant and Landlord were both represented in this transaction by CB Richard Ellis — N.E. Partners, LP, a licensed real estate broker.

Building: The building located on the Land at 22 Boston Wharf Road, Boston, Massachusetts, containing approximately 123,977 rentable square feet.

Business Day: Calendar days, except for Saturdays and Sundays and holidays when banks are closed in Boston, Massachusetts.

Claims: An individual and collective reference to any and all claims, demands, damages, injuries, losses, liens, liabilities, penalties, fines, lawsuits, actions, other proceedings and expenses (including attorneys’ fees and expenses incurred in connection with the proceeding whether at trial or on appeal).

Commencement Date: The date of Substantial Completion of Landlord’s Base Building Work and Landlord’s receipt of a certificate of occupancy for the Building, provided, however, if Landlord is unable to obtain such certificate of occupancy for the Building prior to the substantial completion of the Tenant Improvements then the Commencement Date shall be deemed to have occurred on the date of Substantial Completion of Landlord’s Base Building Work.

Deck Allowance: The maximum amount, if any, to be contributed by Landlord to reimburse Tenant for Deck Costs (as defined in Paragraph 2.1.3(a) hereof), which maximum shall not exceed                                                                                                                                                                                                      per rentable square foot of the Premises).

ERISA: The Employee Retirement Income Security Act of 1974, as now or hereafter amended, and the regulations promulgated under it.

Estimated Operating Costs Allocable to the Premises: Defined in paragraph captioned “Additional Rent”.

Events of Default: One or more of those events or states of facts defined in the paragraph captioned “Events of Default”.

Fair Market Rent: The prevailing base rent and additional rent (including provisions for escalations, subsequent increases, market concessions and incentives such as tenant improvements and free rent periods, and other adjustments) for new leases or lease renewals (as applicable) of a comparable term then currently being negotiated or executed for comparable space located in the Building and for new leases or lease renewals (as applicable) then being negotiated or executed for comparable space located elsewhere in similar first class office buildings located in the Seaport District of Boston, Massachusetts (the “Comparable Properties”), in either case considering the relative age, condition and location of the Building and the Comparable Properties, the relative condition of the Building’s and Comparable Properties’ systems, the relative condition of the Premises and such comparable space, concessions being offered in the Building and in Comparable Properties, amenities available in the Building and in Comparable Properties, and other relevant factors.

Governmental Agency: The United States of America, the state in which the Land is located, any county, city, district, municipality or other governmental subdivision, court or agency or quasi-governmental agency having jurisdiction over the Land and any board, agency or authority associated with any such governmental entity, including the fire department having jurisdiction over the Land.

Governmental Requirements: Any and all statutes, ordinances, codes, laws, rules, regulations, orders and directives of any Governmental Agency as now or later amended.

Green Agency Ratings: Any one or more of the following ratings, as same may be in effect or amended or supplemented from time to time: The U.S. EPA’s Energy Star® rating and/or Design to Earn Energy Star, the Green Building Initiative’s Green Globes TM for Continual Improvement of Existing Buildings (Green GlobesTM-CIEB), the U.S. Green Building Council’s Leadership in Energy and Environmental Design (LEED) rating system, LEED EBOM (existing buildings operations and maintenance) and any applicable substitute third party or governmental mandated rating systems.

Hazardous Substance(s): Asbestos, PCBs, petroleum or petroleum-based chemicals or substances, urea formaldehyde or any chemical, material, element, compound, solution, mixture, sub-stance or other matter of any kind whatsoever which is now or later defined, classified, listed, designated or regulated as hazardous, toxic or radioactive by any Governmental Agency.

Land: The land upon which the Building is located in Boston, Suffolk County, Commonwealth of Massachusetts.

Landlord: The limited liability company named on the first page of this Lease, or its successors and assigns as provided in paragraph captioned “Assignment by Landlord”.

Landlord’s Agents: The managers, officers and employees of Landlord and the consultants and advisors to the Landlord and employees of the foregoing.

Landlord’s Base Building Work: The base building work described on Exhibit H attached hereto. A rendering of the Building lobby that is included in the Landlord’s Base Building Work is attached as Exhibit K, provided that the parties hereto acknowledge and agree that Exhibit K is merely a rendering and that Landlord’s plans and specification for the Building lobby that are included in the Landlord’s Base Building Work shall control.

Lease Memorandum: Defined in paragraph entitled “Lease Memorandum”.

Lease Security Deposit: The letter of credit delivered by Tenant to Landlord as described in the paragraph entitled “Security Provisions.”

Lease Term: Commencing on the Commencement Date and ending on the last day of that calendar month which is one hundred twenty (120) months after the Rent Commencement Date, provided that, if the Rent Commencement Date is the first day of a calendar month, the Lease Term shall end on the date immediately preceding the date which is ten (10) years after the Rent Commencement Date.

Lender: Defined in paragraph entitled “Landlord’s Default”.

Manager: CB Richard Ellis - N.E. Partners, LP, or its replacement as specified by written notice from Landlord to Tenant.

Manager’s Address: 101 Seaport Blvd., Boston, Massachusetts 02210, which address may be changed by written notice from Landlord to Tenant.

Operating Costs: Defined in paragraph captioned “Additional Rent”.

Operating Costs Allocable to the Premises: Defined in paragraph captioned “Additional Rent”.

Original Tenant: Duck Creek Technologies LLC, a Delaware limited liability company.

Permitted Transferee: An Affiliate to which Tenant has either assigned its interest in this Lease or sublet all or any portion of the Premises subject to and in accordance with the terms and provisions of Paragraph 4.16.8 hereof.

Permitted Use: General business office uses, so long as such use is consistent with Governmental Requirements and with first-class buildings of the same or similar use as the Building located in the metropolitan area in which the Building is located.

Plans and Specifications: (a) Those certain plans and specifications for the Tenant Improvements, if any, as listed in Exhibit C and any modifications to them approved in writing by Landlord and Tenant; or (b) if Exhibit C does not include a listing of such plans and specifications, then such plans and specifications shall be prepared by Tenant (the “Preparing Party”) and delivered to Landlord (the “Receiving Party”) and approved by Landlord and Tenant as set forth in the paragraph entitled “Plans and Specifications”.

Prepaid Rent:         , to be applied toward Base Rent for the first full calendar month of the Lease
Term or to the first month in which full rent is due.

Premises: The portion of the Building comprising the entire 10th floor of the Building, depicted on the plan attached as Exhibit B and agreed by Landlord and Tenant for all purposes under this Lease to consist of approximately thirty thousand one hundred ten (30,110) rentable square feet. The number of rentable square feet of the Premises recited above shall be final, conclusive and controlling for all purposes of this Lease.

Prime Rate: Defined in paragraph captioned “Default Rate”.

Property Taxes: (a) Any form of ad valorem real or personal property tax or assessment imposed by any Governmental Agency on the Land, Building, related improvements or any personal property owned by Landlord associated with such Land, Building or improvements; (b) any other form of tax or assessment, license fee, license tax, tax or excise on rent or any other levy, charge, expense or imposition made or required by any Governmental Agency on any interest of Landlord in such Land, Building, related improvements or personal property; (c) any fee for services charged by any Governmental Agency for any services such as fire protection, street, sidewalk and road maintenance, refuse collection, school systems or other services provided or formerly provided to property owners and residents within the general area of the Land; (d) any governmental impositions allocable to or measured by the area of any or all of such Land, Building, related improvements or personal property or the amount of any base rent, additional rent or other sums payable under any lease for any or all of such Land, Building, related improvements or personal property; (e) any gross receipts or other excise tax allocable to, measured by or a function of any one or more of the matters referred to in clause (d); (f) any impositions by any Governmental Agency on any transaction evidenced by a lease of any or all of such Land, Building, related improvements or personal property or charge with respect to any document to which Landlord is a party creating or transferring an interest or an estate in any or all of such Land, Building, related improvements or personal property; (g) any increase in any of the foregoing based upon construction of improvements or change of ownership of any or all of such Land, Building, related improvements or personal property, and (h) tax consultant fees and expenses and costs of appeals of any Property Taxes. Property Taxes shall not include taxes on Landlord’s net income nor any inheritance, estate, succession, transfer, gift, franchise or capital stock tax.

Punch List Work: Minor items of repair, correction, adjustment or completion as such phrase is commonly understood in the construction industry in the metropolitan area in which the Land is located.

Rent Commencement Date: The date which is six (6) months after the Commencement Date, provided, however, if Tenant is unable to obtain a temporary or permanent certificate of occupancy for the Premises upon the substantial completion of the Tenant Improvements solely as a result of an issue with the Landlord’s Base Building Work, then the Rent Commencement Date shall be the later of (a) the date which is six (6) months after the Commencement Date, and (b) the date such issue with the Landlord’s Base Building Work has been corrected.

Rooftop Access Allowance: The maximum amount, if any, to be contributed by Landlord to reimburse Tenant for Rooftop Deck Access Costs (as defined in paragraph 2.1.3(b) hereof), which maximum shall not exceed                                                                   ).

Rooftop Deck Area: The area on the roof of the Building shown on Exhibit G attached hereto.

Restrictions: Any covenants, conditions and restrictions applicable to the Land [which are recorded with the Suffolk County Registry of Deeds.

Rent Payment Address: 22 Boston Wharf Road, BLDG ID: 3521, PO Box 209265, Austin, TX 78720-926.

Space Plan Allowance: The maximum amount, if any, to be contributed by Landlord to reimburse Tenant for the preparation of Tenant’s Space Plan for the Premises, which maximum shall not exceed                                                                    ) (which amount is calculated based upon               per rentable square foot of the Premises).

Substantial Completion: The date that the Landlord’s Base Building Work has been completed substantially in accordance with Exhibit H, subject to Punch List Work. While a certificate of occupancy is not required for substantial completion of the Landlord’s Base Building Work to have occurred, the issuance of a temporary or permanent certificate of occupancy for the Building by the proper governmental authority shall be conclusive evidence that substantial completion has occurred of the Landlord’s Base Building Work. Notwithstanding the above, the Landlord’s Base Building Work shall be considered substantially complete even though (a) there remains to be completed Punch List Work, the lack of which will not materially interfere with Tenant’s construction of the Tenant Improvements including, without limitation, minor or insubstantial details of construction, decoration or mechanical adjustment, or (b) there is a delay in substantial completion due to Tenant’s failure to meet its obligations under this Lease or “Tenant Delay” as such term is defined in this Lease. Without limiting the foregoing, if the Landlord or its general contractor is delayed in substantially completing the Landlord’s Base Building Work as a result of the occurrence of Tenant Delay, then for purposes of determining the Commencement Date, the date of substantial completion shall be deemed to be the date that the Landlord’s Base Building Work would have been substantially completed absent any Tenant Delay. In addition, notwithstanding the definition of the Commencement Date, if the Landlord is delayed in obtaining a certificate of occupancy for the Building as a result of the occurrence of Tenant Delay, then the Commencement Date shall be deemed to be the date that the Landlord’s Base Building Work has been, or would have been, completed absent any Tenant Delay.

Telecommunication Facilities: Equipment, facilities, apparatus and other materials utilized for the purpose of electronic telecommunication, including cable, switches, wires, conduit and sleeves.

Telecommunication Services: Services associated with electronic telecommunications, whether in a wired or wireless mode. Basic voice telephone services are included within this definition.

Tenant: The person or entity(ies) named on the first page of this Lease.

Tenant Alterations: Defined in paragraph captioned “Tenant Alterations”.

Tenant Delay: Any delay in the completion of construction of Landlord’s Base Building Work resulting from (i) Tenant’s failure to comply with the provisions of this Lease, including without limitation, Tenant’s failure to meet any time deadlines established herein, (ii) any delay in the Substantial Completion of Landlord’s Base Building Work caused by Tenant’s early entry into the Premises and work on the Tenant Improvements pursuant to Paragraph 2.4.2 hereof prior to the Substantial Completion of Landlord’s Base Building Work, (iii) any other delay arising from the act or omission of Tenant or Tenant’s Agents, and/or (iv) the occurrence of any other act, omission, failure, or event which this Lease describes as “Tenant Delay.

Tenant Improvement Allowance: The maximum amount, if any, to be contributed by Landlord to reimburse Tenant for Tenant Improvement Costs (as defined in paragraph 2.5.1 hereof), which maximum shall not exceed                                                                                                                                  (calculated based upon                                                       per rentable square foot of the Premises).

Tenant Improvements: Those alterations or improvements to the Premises as appear and are depicted in the Plans and Specifications.

Tenant’s Agents: Any and all officers, partners, contractors, subcontractors, consultants, licensees, agents, concessionaires, subtenants, servants, employees, customers, guests, invitees or visitors of Tenant.

Tenant’s Pro Rata Share: is 30,110/123,977 = twenty-four and twenty-nine one-hundredths percent (24.29%), which shall be final, conclusive and controlling during the Lease Term for all purposes of this Lease.

Year: A calendar year commencing January 1 and ending December 31 or that portion of the calendar year within the Lease Term.

SECTION 2: PREMISES AND TERM

2.1	Lease of Premises.

2.1.1Initial Premises. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, upon the terms and conditions set forth in this Lease.

2.1.2Right of First Offer.

(a)While this Lease is in full force and effect, provided that all amounts then due and payable under this Lease have been paid in full and no Event of Default has occurred during the Lease Term and further provided that the Original Tenant is itself occupying the entire Premises then demised to Tenant, in each case both as of the date of the Acceptance Notice and the Offer Space Inclusion Date (each as defined below), in the event that any rentable space in the Building which is contiguous to the Premises then leased by Tenant hereunder (“Potential Expansion Space”) shall become available (or is anticipated to become available) for lease as a result of the expiration or termination of any lease now existing or hereafter entered into, Landlord shall first offer such Potential Expansion Space to Tenant at the Landlord’s then current asking rates for the Building, including any market concessions then being offered by Landlord, by written notice (a “ROFO Notice”) on an “AS IS” basis as of the date of the Offer Space Inclusion Date for the balance of the Lease Term, subject to any renewal rights of then current tenants. The date on which Landlord delivers possession of any Potential Expansion Space to Tenant in connection with Tenant’s exercise of the right of first offer is referred to herein as the “Offer Space Inclusion Date”. If any Potential Expansion Space is available as of the date hereof, Landlord shall have no obligation to offer such space-to Tenant pursuant to the right of first offer until after the expiration or termination of any lease of such space hereafter entered into by Landlord (including any extensions thereof). Notwithstanding the foregoing or anything herein to the contrary, any exercise by Tenant of the right of first offer shall be conditioned upon Landlord’s approval of Tenant’s financial condition based upon Landlord’s standard underwriting criteria and a review of Tenant’s then current financial statements.

(b)The leasing of Potential Expansion Space pursuant to the right of first offer shall be on the same terms, covenants and conditions as provided for herein with respect to the Premises except (i) Base Rent and escalations for Operating Costs and Property Taxes shall be at the Landlord’s then asking rates for the Building as set forth in Paragraph 2.1.2(a) above, and (ii) Landlord shall have no obligation to prepare, refurbish or construct the Potential Expansion Space or any part thereof or otherwise provide any amount of improvement allowance in respect of the Potential Expansion Space, except for the improvement allowance (if any) set forth in the applicable ROFO Notice. The ROFO Notice shall include the anticipated availability date (the “Anticipated Availability Date”) for the Potential Expansion Space. Tenant shall have fifteen (15) Business Days from the ROFO Notice within which to accept Landlord’s offer in writing to lease all (but not less than all) of the offered Potential Expansion Space. If Tenant has not accepted Landlord’s offer set forth in any ROFO Notice in writing (an “Acceptance Notice”) within said fifteen (15) Business Day time period and/or has not executed an amendment to this Lease satisfactory to Landlord in its reasonable discretion (a “ROFO Amendment”) within ten (10) days after Landlord’s delivery of same to Tenant (in each case time being of the essence), then such right of first offer shall expire as to such Potential Expansion Space and be of no further force or effect, and the Landlord shall be free to lease all or any portion of the applicable Potential Expansion Space to any third party at any time thereafter on the same terms and conditions as offered to Tenant or on such other terms and conditions as Landlord shall determine.

(c)Notwithstanding the foregoing or anything herein to the contrary, if less than three {3) years were to remain on the Lease Term as of the Anticipated Availability Date for any Potential Expansion Space offered to Tenant, Tenant may not exercise such right of first offer unless the Extension Option (as defined in subparagraph 2.2.2 hereof) is still available to Tenant and Tenant exercises such Extension Option (provided that, at Landlord’s option, the Fair Market Rent for the Extension Period for both the then existing Premises and the Potential Expansion shall not be determined prior to the date which is twelve (12) months prior to the then expiration date of the Lease Term).

(d)If Tenant timely accepts Landlord’s ROFO Notice to lease any Potential Expansion Space and Landlord is unable to deliver possession of the Potential Expansion Space to Tenant for any reason beyond Landlord’s reasonable control on or before the Anticipated Availability Date as set forth in the ROFO Notice, the applicable Potential Expansion Space shall become part of the Premises leased hereunder on the date on which Landlord is able to so deliver possession and Landlord shall have no liability to Tenant therefor and this Lease shall not in any way be impaired. In such case, the date on which Landlord is able to so deliver possession shall be the Offer Space Inclusion Date.

(e)If the Tenant does not accept, or is deemed not to have accepted, Landlord’s offer set forth in any ROFO Notice for certain Potential Expansion Space, Landlord shall not offer to lease the Potential Expansion Space set forth in the applicable ROFO Notice to a third party for an annual rental rate that is less than ninety percent (90%) of the annual rental rate offered to Tenant for such Potential Expansion Space. If Landlord desires to offer to lease such Potential Expansion Space at an annual rental rate of less than ninety percent (90%) of the annual rental rate offered to Tenant in the ROFO Notice, Landlord must provide Tenant with a second ROFO Notice with such revised rental rate and the process set forth above in this subparagraph 2.1.2 shall repeat.

2.1.3Rooftop Deck.

(a)Subject to Tenant obtaining any and all necessary governmental permits, approvals and licenses and the terms and conditions set forth herein, (i) Tenant shall have, as appurtenant to the Premises, the right at Tenant’s sole cost and expense to construct an open air deck on the roof of the Building in the Rooftop Deck Area (the “Rooftop Deck”) and access thereto, and (ii) upon the completion of any such Rooftop Deck, Tenant shall have the exclusive right to use the Rooftop Deck during the Lease Term. All costs and expenses, including all hard and soft costs such as and without limitation, all labor and materials, architectural, engineering, project management, and permitting fees incurred by Tenant for the Rooftop Deck (excluding Rooftop Deck Access Costs, as defined in paragraph 2.1.3(b) below) are hereinafter collectively referred to as the “Deck Costs”). Landlord shall cooperate with Tenant’s efforts to obtain any necessary governmental approvals for the construction and use of the Rooftop Deck, provided that Landlord shall not he required to incur any out-of-pocket expense in connection therewith.

(b)Prior to the date of this Lease, Landlord and Landlord’s architect have established and framed a location for the potential addition of an elevator or lift for access to the Rooftop Deck. The cost of any such elevator or lift and improvements necessary to access the Rooftop Deck shall be paid by Tenant, provided that Landlord shall grant an allowance to Tenant in an amount equal to the Rooftop Access Allowance (as defined in Section 1.1 hereof) to be used solely to reimburse the Tenant for the costs associated with such access (collectively, the “Rooftop Deck Access Costs”), including any necessary additional elevator lift, framed structural steel, demolition of concrete and access hallways and doors (collectively, the “Access Work”). For avoidance of doubt, no portion of the Rooftop Access Allowance may be used to pay for the costs and expenses of any Tenant Improvements other than Rooftop Deck Access Costs unless Tenant elects not to construct the Rooftop Deck and so notifies

Landlord in writing, in which event the Rooftop Access Allowance will be included as part of the Tenant Improvement Allowance.

(c)Landlord shall grant an allowance to Tenant in an amount equal to the Deck Allowance (as defined in Section 1.1 hereof) to be used solely to reimburse the Tenant for the Deck Costs, provided that no more than fifteen percent (15%) of the Deck Allowance may be used for soft costs. For avoidance of doubt, no portion of the Deck Allowance may be used to pay for any furniture or equipment or to pay for the costs and expenses of any work on the Rooftop Deck not included in the Plans and Specifications, and Tenant shall be responsible, at its sole cost and expense, for all such costs and expenses.

(d)The installation of the Rooftop Deck and Access Work shall constitute Tenant Improvements and, as such, shall be subject to all terms hereof applicable thereto, except that Tenant shall not be permitted to use any of the Tenant Improvement Allowance for any costs related to the Rooftop Deck or Access Work, including, without limitation, the cost of designing, fabricating, installing, maintaining or removing the Rooftop Deck or Access Work.

(e)If Tenant elects to construct the Rooftop Deck in accordance with the terms hereof, the Plans and Specifications to be submitted by Tenant to Landlord for approval by Landlord pursuant to Paragraph 2.3 hereof shall include the Rooftop Deck and Access Work and shall be subject to all of the terms thereof.

(f)Without in any way limiting the scope or terms of Paragraph 2.1.3(a) hereof, Tenant shall be solely responsible for the design and construction of the Rooftop Deck and Access Work. Without limiting the foregoing, Tenant hereby acknowledges that (i) Tenant shall be solely responsible for compliance of the Rooftop Deck with Access Laws and any other laws governing accessibility of the Rooftop Deck by persons with disabilities, and (ii) Tenant shall be solely responsible for the cost of any modifications required to the Building in order to comply with Access Laws and any other laws governing accessibility of the Rooftop Deck by persons with disabilities. Notwithstanding Landlord’s review and approval of Tenant’s Plans and Specifications for the Rooftop Deck and Access Work, Landlord shall have no liability to Tenant or to any other person for errors or omissions in such Plans and Specifications or in the construction of the Rooftop Deck or Access Work (Landlord’s review and approval of the such plans and specifications being for Landlord’s own purposes). Tenant shall indemnify, defend, protect and hold Landlord and Landlord’s Agents harmless from all Claims which arise in any way, directly or indirectly from or in connection with the design, construction and/or use of the Rooftop Deck and Access Work, including without limitation, claims arising from the work of Tenant’s architect, engineer, contractor, employees or agents.

(g)Subject to the terms and conditions hereof, provided that all Tenant Allowance Conditions (as defined in Paragraph 2.5.6) hereof have been satisfied, the Rooftop Access Allowance shall be available in a single draw (the “Rooftop Access Allowance Advance”) upon the completion of the Rooftop Deck and Access Work, to reimburse Tenant for Rooftop Deck Access Costs incurred and paid by Tenant in the following manner. In the event that Tenant elects not to construct the Rooftop Deck and so notifies Landlord in writing, the Rooftop Access Allowance will be included as part of the Tenant Improvement Allowance. At least twenty (20) Business Days before the date upon which the Tenant desires the Rooftop Access Allowance Advance, the Tenant shall submit an itemized requisition (an “Access Requisition”) on a form acceptable to the Landlord in its reasonable discretion, stating the amount of the Rooftop Access Allowance Advance, the items(s) to be reimbursed from the proceeds thereof, and the date upon which the advance is desired. Landlord’s obligation to make the Rooftop Access Allowance Advance shall be subject to Tenant’s satisfaction of each and all of the following conditions: (1) to the extent required by Governmental Requirements, Tenant shall have submitted to Landlord an issued and effective certificate of occupancy or approved inspection for the Rooftop Deck and Access Work for the Permitted Rooftop Deck Use and a certification signed by Tenant’s architect certifying that the Rooftop Deck and the Access Work have been completed in accordance with Plans and Specifications approved by the Landlord and attaching thereto executed final waivers or releases of liens from Tenant’s general contractor and each of Tenant’s subcontractors and suppliers in connection with the Rooftop Deck and Access Work in such form as Landlord may reasonably require, plus a certificate of Tenant’s general contractor identifying each contractor, subcontractor and supplier who performed labor and/or supplied materials for the Rooftop Deck and Access Work, (2) Tenant shall have furnished Landlord with copies of third party invoices and evidence of payment of same, for all work and services performed and materials delivered in connection with the Rooftop Deck and Access Work, and (3) at the time of the Rooftop Access Allowance Advance is to be made there shall exist no event which is, or solely with the passage of time and/or giving of notice would be, an Event of Default. Subject to satisfaction of all of the foregoing conditions, Landlord shall pay to Tenant, within twenty (20) Business Days after receipt by Landlord of a written request therefore from Tenant in accordance with the foregoing, the lesser of (a) the full amount of the Rooftop Access Allowance, if the aggregate sum of the paid invoices for Access Work from contractors submitted pursuant to (2) above equals or exceeds the full amount of the Rooftop Access Allowance, or (b) the aggregate sum of the paid invoices for Access Work from contractors submitted pursuant to (2) above, if said aggregate sum is less than the full amount of the Rooftop Access Allowance. Tenant shall not be entitled to any credit, trade off or cash payment for any unused portion of the Rooftop Access Allowance, and the Landlord shall have no obligation to Tenant with respect to any such unused portion of the Rooftop Access Allowance. Further, notwithstanding anything herein to the contrary, in the event that Tenant has not completed the Rooftop Deck and Access Work and satisfied all of the conditions for payment of the Rooftop Access Allowance on or before the date which is eighteen (18) months after the Commencement Date, the Rooftop Access Allowance shall be deemed forfeited and Landlord shall have no further obligation to make the Rooftop Access Allowance Advance.

(h)Subject to the terms and conditions hereof, provided that all Tenant Allowance Conditions (as defined in Paragraph 2.5.6) hereof have been satisfied, the Deck Allowance shall be available in a single draw (the “Deck Allowance Advance”) upon the completion of the Rooftop Deck and Access Work, to reimburse Tenant for Deck Costs incurred and paid by Tenant in the following manner. At least twenty (20) Business Days before the date upon which the Tenant desires the Deck Allowance Advance, the Tenant shall submit an itemized requisition (a “Deck Requisition”) on a form acceptable to the Landlord in its reasonable discretion, stating the amount of the Deck Allowance Advance, the items(s) to be reimbursed from the proceeds thereof, and the date upon which the advance is desired. Landlord’s obligation to make the Deck Allowance Advance shall be subject to Tenant’s satisfaction of each and all of the following conditions: (1) to the extent required by Governmental Requirements, Tenant shall have submitted to Landlord an issued and effective certificate of occupancy or approved inspection for the Rooftop Deck and Access Work for the Permitted Rooftop Deck Use and a certification signed by Tenant’s architect certifying that the Rooftop Deck and the Access Work have been completed in accordance with Plans and Specifications approved by the Landlord and attaching thereto executed final waivers or releases of liens from Tenant’s general contractor and each of Tenant’s subcontractors and suppliers in connection with the Rooftop Deck and Access Work in such form as Landlord may reasonably require, plus a certificate of Tenant’s general contractor identifying each contractor, subcontractor and supplier who performed labor and/or supplied materials for the Rooftop Deck and Access Work, (2) Tenant shall have furnished Landlord with copies of third party invoices and evidence of payment of same, for all work and services performed and materials delivered in connection with the Rooftop Deck and Access Work, and (3) at the time of the Deck Allowance Advance is to be made there shall exist no event which is, or solely with the passage of time and/or giving of notice would be, an Event of Default. Subject to satisfaction of all of the foregoing conditions, Landlord shall pay to Tenant, within twenty (20) Business Days after receipt by Landlord of a written request therefore from Tenant in accordance with the foregoing, the lesser of (a) the full amount of the Deck Allowance, if the aggregate sum of the paid invoices for the Rooftop Deck from contractors submitted pursuant to (2) above equals or exceeds the full amount of the Deck Allowance, or (b) the aggregate sum of the paid invoices for the Rooftop Deck from contractors submitted pursuant to (2) above, if said aggregate sum is less than the full amount of the Deck Allowance. Tenant shall not be entitled to any credit, trade off or cash payment for any unused portion of the Deck Allowance, and the Landlord shall have no obligation to Tenant with respect to any such unused portion of the Deck Allowance, except that Tenant may apply any unused portion of the Deck Allowance to the Tenant Improvement Costs. Further, notwithstanding anything herein to the contrary, in the event that Tenant has not completed the Rooftop Deck and Access Work and satisfied all of the conditions for payment of the Deck Allowance on or before the date which is eighteen (18) months after the Commencement Date, the Deck Allowance shall be deemed forfeited and Landlord shall have no further obligation to make the Rooftop Access Allowance Advance.

(i)Tenant’s use of the Rooftop Deck shall be subject to compliance with all applicable Governmental Requirements (including, without limitation, all fire and safety codes and the ADA), the non-compliance with which shall be Tenant’s responsibility. At all times during the Lease Term, Tenant shall maintain in full force and effect all necessary permits, approvals and licenses from the City of Boston and the Commonwealth of Massachusetts for Tenant’s use and operation of the Rooftop Deck.

(j)Notwithstanding anything herein to the contrary, Tenant shall not have no right to sublet, license or otherwise permit the use of the Rooftop Deck by anyone other than Tenant’s employees, invitees, subtenants and assigns (it being agreed that Tenant’s subtenants and assignees shall have the right to use the Rooftop Deck only in connection with a bona fide sublease or assignment of the indoor portion of the Premises).

(k)Tenant shall have the right to use the Rooftop Deck solely for the following purposes: (i) enjoying outdoor views, (ii) lunch seating for Tenant’s employees, (iii) gatherings and functions for Tenant’s employees, customers and vendors, and (iv) limited storage of furniture to be used on the Rooftop Deck provided that such furniture is properly secured to prevent damage and injury to the building and persons in the event of wind or other storms and is kept in a reasonably neat and orderly condition (collectively, the “Permitted Rooftop Deck Use”).

(l)The following restrictions shall apply at all times to Tenant’s use of the Rooftop Deck: (i) no music or other entertainment (live or recorded, amplified or acoustic) shall be played on the Rooftop Deck at or above a volume at which such music can be heard by any Building tenant at any time, (ii) no more than the maximum number of occupants permitted by applicable governmental laws, ordinances, orders, rules, regulations and other restrictions shall be present on the Rooftop Deck, and (iii) no liquids, odors or smoke shall migrate into neighboring Buildings or into the premises of other Building tenants.

(m)No smoking shall be permitted on the Rooftop Deck or any portion of the roof of the Building by Tenant’s employees, agents, contractors or invitees. Tenant shall enforce a no-smoking policy on the Rooftop Deck and the roof of the Building by any employees, agents, contractors or invitees of Tenant. Tenant further acknowledges and agrees to monitor use of the Rooftop Deck and the roof of the Building to prevent smoking from occurring, and Tenant shall post a clearly visible notice at the entrance to the Rooftop Deck that smoking is not permitted on the Rooftop Deck or otherwise on the roof of the Building.

(n)In the event that Landlord, on at least two (2) separate occasions receives a good-faith complaint from any Building tenant regarding the volume of music, conversations or other noise emanating from the Rooftop Deck or conduct or activities conducted on the Rooftop Deck being unreasonably loud (each such complaint, a “Complaint”), Landlord shall have the right to require Tenant, at Tenant’s sole cost expense, to implement on the Rooftop Deck such sound mitigation measures as may be reasonably designated by Landlord or its consultant. In the event that, from and after Tenant’s implementation of the foregoing sound mitigation measures or Tenant’s notice of any Complaint relating to Tenant’s conduct or activities on the Rooftop Deck, Landlord receives two (2) additional Complaints, Landlord shall have the right to impose additional reasonable restrictions and measures with regard to the Rooftop Deck until such time as Tenant shall have returned to compliance with the terms, conditions, rules and regulations set forth herein. Within ten (10) days after Landlord’s demand therefor, Tenant shall reimburse Landlord for all costs incurred by Landlord in investigating Complaints and verifying Tenant’s compliance with this paragraph, including, without limitation, the costs of any third-party consultants retained by Landlord.

(o)Tenant shall not utilize, place or store on the Rooftop Deck any heating, cooking or open flame appliances, equipment or devices. In no event shall Tenant utilize any propane heaters on the Rooftop Deck.

(p)Tenant shall be solely responsible for providing for the orderly control of its employees, agents, contractors and invitees when using the Rooftop Deck. Tenant assumes full responsibility for the security and protection of its employees, agents, contractors and invitees on the Rooftop Deck. Tenant shall be responsible for implementing security measures and access control for the Rooftop Deck.

(q)Tenant shall not place any items of furniture or equipment on the Rooftop Deck (collectively, the “Rooftop Deck Personal Property”) without first receiving Landlord’s written permission, which permission shall not be unreasonably withheld, conditioned or delayed. In no event shall Tenant place any items on the Rooftop Deck that are otherwise prohibited herein. Landlord shall have the right to reasonably determine the permissible location of the Rooftop Deck Personal Property on the Rooftop Deck. Tenant shall be responsible for securing the Rooftop Deck Personal Property when the same is not in use, and for the removal and storage thereof during windy conditions, inclement weather and extended periods of non-use. Tenant’s use of the Rooftop Deck Personal Property shall be solely at Tenant’s risk, and Landlord shall have no responsibility for damage, vandalism, or theft thereof.

(r)Whenever deemed necessary by Landlord in order to conduct maintenance, repairs, alterations or installations to the Building, upon one (1) Business Days’ notice to Tenant (or immediately in case of emergency), Tenant shall cease temporarily the use of the Rooftop Deck and shall, at Tenant’s sole expense, remove the Rooftop Deck Personal Property from the Rooftop Deck and, if necessary to accommodate the nature and extent of such maintenance, repairs, alterations or installations, store the same either at the Building (in which event Tenant shall pay Landlord’s then-standard rental charge for storage space) or offsite (i.e., at a site other than the Building). Landlord shall use reasonable efforts to (i) minimize interference with Tenant’s use and enjoyment of the Rooftop Deck during any such maintenance, repairs, alterations or installations to the Building, and (ii) diligently complete any such maintenance, repairs, alterations or installations to the Building.

(s)Tenant shall not use the Rooftop Deck for storage purposes of any kind, including, without limitation, storage of the Rooftop Deck Personal Property during extended periods of non-use. In no event shall the Rooftop Deck be used for overnight sleeping.

(t)Tenant shall insure the Rooftop Deck and its use of the Rooftop Deck under Paragraph 4.13 of this Lease as if the Rooftop Deck was part of the Premises, and Tenant shall indemnify and hold harmless Landlord for Tenant’s use of the Rooftop Deck under Paragraph 4.12 of this Lease as if the Rooftop Deck was part of the Premises.

(u)Tenant shall keep the Rooftop Deck reasonably clean and in good condition and repair at all times. Tenant shall store its garbage (so-called “wet” and “dry”), trash and other refuse generated on the Rooftop Deck in proper containers and shall remove the same with a frequency sufficient to prevent odors and/or vermin. Landlord, in its reasonable discretion, shall have the right to require Tenant, at Tenant’s sole cost and expense, to contract for and utilize a pest extermination service in order to eradicate any vermin outbreak (or to control any ongoing vermin issues) attributable to Tenant’s use of the Rooftop Deck.

(v)Tenant shall be responsible for ensuring that its agents, employees, contractors and invitees do not access the roof area of the Building beyond the Rooftop Deck for any reason without the prior written consent of Landlord in each instance.

(w)In the event that, as a result of the acts or omissions of Tenant or its employees, agents, contractors or invitees, the City of Boston or any governmental agency shall impose a monetary penalty or charge or ban on use with respect to the Rooftop Deck and/or Tenant’s use thereof or shall require attendance at a hearing with respect to the Rooftop Deck and/or Tenant’s use thereof, Tenant shall be solely responsible for any such penalty, charge or ban and Tenant shall otherwise abide by any decision of the City of Boston or any governmental agency.

(x)Landlord shall have the right to impose additional rules and regulations regarding Tenant’s use of, and access to, the Rooftop Deck, which rules and regulations shall be issued in good faith and consistent with those which would be issued by other institutional owners of first class office buildings of comparable size, age, quality in the Seaport area, taking into account the reasonable interests of other Building tenants as well as Tenant’s reasonable rights under this Lease.

2.2Lease Term.

2.2.1Initial Lease Term. The Lease Term shall be for the period stated in the definition of that term, unless earlier terminated as provided in this Lease.

2.2.2Option to Extend. While this Lease is in full force and effect, provided that no Event of Default has occurred at any time during the Lease Term, and further provided that the Original Tenant has not assigned this Lease nor sublet more than seven thousand five hundred (7,500) rentable square feet of the Premises then demised to Tenant under this Lease (excluding transfers to Permitted Transferees), in each case both as of the time of option exercise and as of the commencement of the herein additional term, Tenant shall have the right or option (the “Extension Option”) to extend the original term of this Lease for one (1) period of five (5) years (the “Option Period”). Such extension of the original term shall be on the same terms and covenants as provided for in the original term except that (a) Tenant shall have no further option to extend the Lease Term, (b) Base Rent for the Option Period shall be one hundred percent (100%) of the then Fair Market Rent for the Premises as determined in accordance with subparagraph 2.2.3, and (c) Landlord shall have no obligation to prepare, refurbish or construct the Premises or any part thereof prior to the commencement of the Option Period or otherwise provide any amount of improvement allowance in respect of the Premises. Any exercise of such Extension Option by Tenant as provided herein shall be irrevocable. If the Fair Market Rent has not been determined as of the commencement date of the Option Period, Tenant initially shall pay Base Rent plus escalations for the extended term at the Fair Market Rent designated by Landlord, with a retroactive adjustment to be made within ten (10) Business Days after the determination of Fair Market Rent. Notice (the “Option Notice”) of

Tenant’s intention to exercise the Extension Option must be given to Landlord, in writing, at least twelve (12) months prior to the then current expiration of the Lease Term (time being of the essence) or the Extension Option shall lapse and be of no further force or effect. If Tenant exercises the Extension Option, after the determination of the Fair Market Rent for the Premises as herein provided, the Landlord and Tenant shall execute an amendment to this Lease confirming same.

2.2.3Determination of Fair Market Rent for Extension Option. If Tenant exercises the Extension Option as provided above, Landlord and Tenant shall have a period of twenty (20) days after Landlord’s receipt of the Option Notice to agree upon the Fair Market Rent for the Premises. If Landlord and Tenant fail to reach agreement on the Fair Market Rent for the Premises, then the Fair Market Rent for the Premises shall be determined by three (3) licensed commercial real estate brokers, one of whom shall be named by Landlord, one of whom shall be named by Tenant, and the third of whom shall be selected by the brokers chosen by Landlord and Tenant. All such brokers shall be independent and none of the brokers nor their firms shall have been employed by Landlord (with respect to the Building), Tenant or their affiliates for the immediately preceding five (5) years. Furthermore, each such broker shall be a commercial real estate broker licensed in Massachusetts, specializing in office leasing in the so-called “Seaport District” of Boston, with not less than ten (10) years’ experience in appraising comparable commercial properties in such market and recognized as reputable within the local real estate industry (each such broker being defined herein for purposes of this paragraph as a “Qualified Broker”). The parties each agree to select their Qualified Broker within ten (10) days after the expiration of the aforesaid twenty (20) day period. The third Qualified Broker shall be selected by the first two Qualified Brokers within ten (10) days after the first two (2) Qualified Brokers have been selected. If a party fails to timely select a Qualified Broker, the determination of the Fair Market Rent for the Premises shall be made by the Qualified Broker selected by the other party. Within fifteen (15) days after the third Qualified Broker has been selected, all of the Qualified Brokers shall meet to attempt to agree upon the Fair Market Rent for the Premises. If the Qualified Brokers are unable to reach agreement, all Qualified Brokers shall, within fifteen (15) days after the expiration of the preceding fifteen (15) day period, arrange to simultaneously submit to Landlord and Tenant in writing the Fair Market Rent for the Premises he or she deems appropriate (each such Qualified Broker’s determination of Fair Market Rent for purposes of this paragraph being referred to herein as an “Appraisal”). If none of the Appraisals varies from the mean of the other two (2) Appraisals by more than ten percent (10%), the mean of the determinations of all three (3) Appraisals shall be the Fair Market Rent for the Premises. If, on the other hand, any single Appraisal varies from the mean of the other two (2) Appraisals by more than ten percent (10%), the mean of the two (2) Appraisals which are closest shall be the Fair Market Rent for the Premises. The Fair Market Rent for the Premises determined in accordance with this subparagraph 2.2.3 shall be final and binding on Landlord and Tenant. Each of the parties to this Lease shall pay the costs of the services of the Qualified Broker selected by that party, and the cost of the services of the third Qualified Broker shall be divided equally between Landlord and Tenant.

2.3	Plans and Specifications/Selection of Tenant’s General Contractor.

2.3.1If there are no Plans and Specifications attached as Exhibit C, then Tenant shall retain a licensed architect of its choice, subject to Landlord’s prior written approval, to prepare the Plans and Specifications for the Tenant Improvements. The plans and specifications shall be subject to Landlord’s approval, which approval shall not be unreasonably delayed, provided that such Plans and Specifications comply with the requirements of this paragraph 2.3. Tenant acknowledges that Landlord is seeking LEED certification for the core and shell of the Building and in connection therewith Tenant acknowledges and agrees that the Tenant Improvements must be designed consistent with the Mandatory Tenant LEED Design, Construction and performance Requirements set forth on Exhibit A attached hereto. In addition to, and without limiting, the foregoing, Tenant is encouraged to use reasonable efforts to (a) design the Tenant Improvements consistent with the Landlord’s sustainability practices and certain Green Agency Ratings (as determined by Landlord), specifically the SMACNA “IAQ Guidelines for Occupied Buildings under Construction” 1995, Chapter 3, (b) engage a third party LEED or Green Globe Accredited Professional or similarly qualified professional with respect to the design and construction of the Tenant Improvements, and (c) seek and maintain LEED for Commercial Interiors certification with respect to the Tenant Improvements and to register the Premises with the U. S. Green Building Council prior to completion of the Plans and Specifications.

2.3.2Within ten (10) days following the date of execution of the Lease by Tenant, Tenant shall cause its architect to furnish to Landlord for Landlord’s approval space plans sufficient to convey the architectural design of the Premises, including, without limitation, the location of doors, partitions, kitchenettes and bathrooms (including an estimate of the number and type of plumbing fixtures), and, to the extent then known, the location of heavy floor loads and other special requirements (collectively, the “Space Plan”). If required by Landlord, Tenant’s architect shall consult with Landlord’s engineer in preparing the Space Plan, and incorporate such engineer’s requirements into the Space Plan. The fees of such engineer and any other out-of-pocket expenses incurred by Landlord in connection with Landlord’s review of Tenant’s Space Plan and Plans and Specifications and the inspection of the Tenant Improvements, which collectively shall not exceed                          shall be Tenant Improvement Costs (as hereafter defined) and reimbursed by Tenant to Landlord. If Landlord shall reasonably disapprove of any portion of the Space Plan within five (5) Business Days after Landlord’s receipt thereof, Landlord shall advise Tenant of the reasons therefor and shall notify Tenant of the revisions-to the Space Plan that are reasonably required by Landlord for the purpose of obtaining approval. If Landlord fails for any reason to approve or disapprove Tenant’s Space Plan within five (5) Business Days after Landlord’s receipt thereof, Landlord shall be deemed to have disapproved such Space Plan and such deemed disapproval shall in no event be considered or deemed unreasonable. Tenant shall within seven (7) days submit to Landlord, for Landlord’s reasonable approval, a redesign of the Space Plan, incorporating the revisions required by Landlord. The foregoing process shall be repeated until Landlord has approved Tenant’s Space Plan.

2.3.3 Tenant shall cause its architect to prepare from Tenant’s approved Space Plan, complete Plans and Specifications within sixty (60) days after Landlord approves the Space Plan. The Plans and Specifications shall (a) be compatible with the Building shell and with the design, construction and equipment of the Building; (b) comply with all Governmental Requirements; (c) comply with all applicable insurance regulations; and (d) be consistent with the approved Space Plan. Tenant shall submit the Plans and Specifications for Landlord’s Approval in the same manner as provided in Subparagraph 2.3.2 above for approval by Landlord of Tenant’s Space Plan.

2.3.4Landlord shall grant an allowance to Tenant in an amount up to the Tenant Space Plan Allowance (as defined in Section 1 hereof) to be used solely to reimburse the Tenant for the cost (the “Space Plan Costs”) of the preparation of Tenant’s Space Plan. Payment by Landlord of any portion of the Tenant Space Plan Allowance shall be subject to satisfaction of each and all of the following conditions: (1) Tenant shall have furnished Landlord with copies of third party invoices and evidence of payment of same for all Space Plan Costs, (2) Tenant shall have furnished Landlord with copes of Tenant’s final approved Space Plan, and (3) Tenant shall not be in default of any term or condition of this Lease. Subject to satisfaction of all of the foregoing conditions, Landlord shall pay to Tenant, within thirty (30) days after receipt by Landlord of a written request therefore from Tenant in accordance with the foregoing, the lesser of (a) the full amount of the Tenant Space Plan Allowance, if the aggregate sum of the paid invoices submitted pursuant to (1) above equals or exceeds the full amount of the Tenant Space Plan Allowance, or (b) the aggregate sum of the paid invoices submitted pursuant to (1) above, if said aggregate sum is less than the full amount of the Tenant Space Plan Allowance. Tenant shall not be entitled to any credit, trade off or cash payment for any unused portion of the Tenant Space Plan Allowance, and the Landlord shall have no obligation to Tenant with respect to any such unused portion of the Tenant Space Plan Allowance.

2.3.5Unless Tenant agrees to use Consigli Construction (“Consigli”) as its general contractor for the construction of the Tenant Improvements, Tenant shall obtain bids (each a “Bid” and collectively the “Bids”) for the Tenant Improvements (including buildout, general conditions and overhead profits) from Consigli and two (2) general contractors that are mutually acceptable to Landlord and Tenant (collectively, the “Approved Contractors”), provided that in all events the general contractor engaged by Tenant and all of its subcontractors of any tier shall: (i) be parties to, and bound by, a collective bargaining agreement with a labor organization affiliated with the Building and Construction Trades Council of the AFL-CIO and (ii) employ only members of such organization to perform work within their respective jurisdictions). Such contractors also shall comply with all requirements in Paragraph 4.5 of this Lease. Upon receipt of such Bids, Tenant shall promptly (x) provide a copy of each such Bid to Landlord, and (y) review such Bids and obtain any revisions thereto that are necessary to cause each Bid to include all of the same work and be based upon all of the same plans and specifications. At the conclusion of such process, if Consigli’s Bid does not exceed the average of the two (2) lowest Bids or if Consigli agrees to reduce its bid to the average of the two (2) lowest Bids, then Tenant agrees to use Consigli as its general contractor for the Tenant Improvements. If Consigli’s bid is higher than the average of the two

(2) lowest Bids and Consigli will not agree to reduce its bid to the average of the two (2) lowest Bids, then Tenant may select one of the other Approved Contractors to construct the Tenant Improvements.

2.4	Landlord’s Base Building Work/Commencement Date/Early Entry.

2.4.1Landlord shall complete the Landlord’s Base Building Work at Landlord’s sole cost and expense and obtain a certificate of occupancy for the Building (but not as to the Premises). Landlord shall deliver possession of the Premises to the Tenant on the Commencement Date. Tenant acknowledges that the Premises shall be delivered in a “shell” condition with only Landlord’s Base Building Work completed and that Landlord shall have no obligation to build out the Premises for Tenant’s use. Tenant further acknowledges that, except for the completion of Landlord’s Base Building Work, the Premises shall be delivered to Tenant in AS IS condition and that no representations as to the condition of the Premises have been made by Landlord, provided that the base building systems which serve the Premises, including electrical and life safety systems and new rooftop HVAC units shall be delivered in good working order. The taking of possession by Tenant shall establish that the Premises are in good and satisfactory condition when possession was so taken and the Commencement Date shall occur as provided in the definition of that term. In no event shall Tenant’s refusal or failure to take possession of the Premises delay or postpone the occurrence of the Commencement Date.

2.4.2Tenant acknowledges that Landlord’s general contractor for Landlord’s Base Building Work is Consigli. In the event that Tenant engages Consigli as Tenant’s general contractor for the Tenant Improvements, if the Commencement Date has not occurred prior to October 1, 2017 Tenant shall be permitted entry into the Premises on or about October 1, 2017 solely for the limited purpose of having Consigli begin construction of the Tenant Improvements in a manner coordinated with Consigli’s completion of the Landlord’s Base Building Work, but any such entry prior to the Commencement Date shall be at the Tenant’s sole risk and subject to all of the terms and conditions of this Lease, except the obligation to pay Base Rent and escalations for Property Taxes and Operating Expenses.

2.5	Tenant Improvements.

2.5.1Upon receipt of possession of the Premises and the selection of the general contractor for the Tenant Improvements, each in accordance with Paragraph 2.3 hereof, the Tenant shall prepare the Premises for Tenant’s occupancy and complete the Tenant Improvements (including low voltage cabling) in accordance with the Plans and Specifications and at the Tenant’s sole cost and expense (all such costs and expenses, including all hard and soft costs such as and without limitation, all labor and materials, architectural, engineering, permitting, project management, and space planning fees are hereinafter collectively referred to as the “Tenant Improvement Costs”, provided that Tenant Improvement Costs shall not include Access Costs or Deck Costs). Tenant shall make no changes to the Plans and Specifications or the work reflected in the Plans and Specifications without the consent of the Landlord. Tenant’s completion of the Tenant Improvements shall be performed by Tenant’s contractors, who shall (a) be selected by Tenant and approved by Landlord (such approval not to be unreasonably withheld), and (b ) work under the direction of Tenant or Tenant’s qualified representative. Landlord shall have the right to have its representative at the Premises at all times during the construction of the Tenant Improvements to review and monitor the performance of same. The Tenant Improvements shall be performed by contractors employed by Tenant under one or more construction contracts, in form and content approved in advance in writing by Landlord (which approval shall be subject to Landlord’s discretion and may include a requirement that the prime contractor and the respective subcontractors of any tier: (a) be parties to, and bound by, a collective bargaining agreement with a labor organization affiliated with the Building and Construction Trades Council of the AFL-CIO and (b) employ only members of such organization to perform work within their respective jurisdictions). Such contractors also shall comply with all requirements in Paragraph 4.5 of this Lease.

2.5.2Prior to commencing any work on the Tenant Improvements, Tenant shall submit a budget for the Tenant Improvements (which shall include all Tenant Improvement Costs) to Landlord for Landlord’s approval. Upon Landlord’s approval of such a budget, the same shall be referred to herein as the “Approved Budget”. If the aggregate of the Tenant Improvement Costs (taking into account any increases as a result of change orders requested by Tenant and approved by Landlord) at any time exceeds the Tenant Improvement Allowance, such excess shall be referred to herein as “Tenant’s Contribution”.

2.5.3All Tenant Improvements, regardless of which party constructed or paid for them, shall become the property of Landlord and shall remain upon and be surrendered with the Premises upon the expiration or earlier termination of this Lease; provided that, at Landlord’s election and upon notice to

Tenant, Tenant shall be required to remove all or any portion of the Tenant Improvements (including Telecommunication Facilities) upon the expiration or earlier termination of this Lease. Notwithstanding the foregoing, except as provided below in this subparagraph 2.5.3, if Tenant’s submission of its Plans and Specifications to the Landlord for approval is accompanied by a written request that Landlord identify any Tenant Improvements that Landlord may require Tenant to remove upon the expiration or earlier termination of the Lease and such request includes a notice at the top of the page having a heading in at least 12-point type, bold and all capital letters stating “LANDLORD’S APPROVAL MUST IDENTIFY ANY TENANT IMPROVEMENTS WHICH LANDLORD MAY REQUIRE TENANT TO REMOVE UPON THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE”, then Landlord shall identify such Tenant Improvements (if any) by written notice to Tenant given at the time of Landlord’s approval of the Plans and Specifications, and Tenant shall not be required to remove any such Tenant Improvements not so identified. In all events, Landlord reserves the right to require Tenant to remove any wiring and cabling installed by Tenant.

2.5.4Tenant shall be solely responsible for the design and construction of the Tenant Improvements. Notwithstanding Landlord’s review and approval of the Plans and Specifications, Landlord shall have no liability to Tenant or to any other person for errors or omissions in the Plans and Specifications or in the construction of the Tenant Improvements (Landlord’s review and approval of the Plans and Specifications being for Landlord’s own purposes). Tenant shall indemnify, defend, protect and hold Landlord and Landlord’s Agents harmless from all Claims which arise in any way, directly or indirectly from or in connection with the design and construction of the Tenant Improvements, including without limitation, claims arising from the work of Tenant’s architect, engineer, contractor, employees or agents.

2.5.5Landlord shall grant an allowance to Tenant in an amount equal to the Tenant Improvement Allowance (as defined in Section 1.1 hereof) to be used solely to reimburse the Tenant for the Tenant Improvement Costs, provided that no more than fifteen percent (15%) of the Tenant Improvement Allowance may be used for soft costs. For avoidance of doubt, no portion of the Tenant Improvement Allowance may be used to pay for any furniture or equipment or to pay for the costs and expenses of any work at the Premises not included in the Plans and Specifications, and Tenant shall be responsible, at its sole cost and expense, for all such costs and expenses.

2.5.6Subject to the terms and conditions hereof, the Tenant Improvement Allowance shall be available for disbursement in up to a maximum of eleven (11) monthly draws plus one (1) final draw of the Retainage (as defined below) in the following manner (each a “Tenant Allowance Advance”), provided that at no time shall Landlord be required to make a Tenant Allowance Advance if following such advance the aggregate amount of the Tenant Improvement Allowance advanced by Landlord would exceed Landlord’s Share of the aggregate amount of the Tenant Improvement Costs incurred by Tenant through such date (the “Balance Requirement”). As used herein, “Landlord’s Share” means and refers to a fraction (expressed as a percentage), the numerator of which is the original amount of the Tenant Improvement Allowance and the denominator of which is the total amount of the Approved Budget (taking into account any increases as a result of change orders requested by Tenant and approved by Landlord).. At least twenty (20) Business Days before the date upon which the Tenant desires a Tenant Allowance Advance, the Tenant shall submit an itemized requisition (a “Requisition”) on a form acceptable to the Landlord, stating the amount of the advance, the items(s) to be reimbursed or paid from the proceeds thereof, and the date upon which the advance is desired. In addition to the overall Balance Requirement, each Tenant Allowance Advance shall be limited to Landlord’s Share of the Tenant Improvement Costs incurred by Tenant during the applicable period and each Tenant Allowance Advance (except the last) shall be subject to retainage in the amount of ten percent (10%) (the “Retainage”). Landlord’s obligation to make any Tenant Allowance Advance shall be subject to Tenant’s satisfaction of all of the following conditions other than item number (6), and Landlord’s obligation to advance the Retainage shall be subject to Tenant’s satisfaction of each and all of the following conditions numbered (1) through (6): (1) Tenant shall have submitted to Landlord a certification signed by Tenant’s architect certifying that all work on the Tenant Improvements which is included in such Requisition has been completed in accordance with Plans and Specifications approved by the Landlord and attaching thereto an executed waiver or release of liens from Tenant’s general contractor for the Tenant Improvements for all work performed and materials delivered that are included in such Requisition, which waiver and release shall be in such form as Landlord may reasonably require, (2) Tenant shall have provided Landlord with executed waivers or releases of liens from each of Tenant’s subcontractors and suppliers for all work performed and materials delivered that are included in such Requisition, which waivers and releases shall be in such form as Landlord may reasonably require, (3) Tenant shall have submitted to Landlord a certification of Tenant’s general contractor for the Tenant Improvements identifying each contractor, subcontractor and supplier who performed labor and/or supplied materials for the Tenant Improvements that are included in such Requisition, (4) Tenant shall have furnished Landlord with copies of third party invoices (and paid receipts in the case of a disbursement of the Tenant Improvement Allowance), for all work performed and materials delivered which are included in such Requisition, (5) at the time of such Tenant Allowance Advance there shall exist no event which is, or solely with the passage of time and/or giving of notice would be, an Event of Default, and (6) with respect to the advance of the Retainage, Tenant shall have submitted to Landlord an issued and effective certificate of occupancy for the Premises for the Permitted Use and a certification signed by Tenant’s architect certifying that the Tenant Improvements have been completed in accordance with Plans and Specifications approved by the Landlord and attaching thereto executed final waivers or releases of liens from Tenant’s general contractor and each of Tenant’s subcontractors and suppliers in such form as Landlord may reasonably require, plus a certificate of Tenant’s general contractor identifying each contractor, subcontractor and supplier who performed labor and/or supplied materials for the Tenant Improvements. The foregoing items (1) through (6) above are herein collectively referred to as the “Tenant Allowance Conditions”. Subject to satisfaction of the Balance Requirement and all of the Tenant Allowance Conditions applicable to a particular Tenant Allowance Advance, Landlord shall pay to Tenant from the remaining undisbursed Tenant Improvement Allowance, within twenty (20) Business Days after receipt by Landlord of a written request from Tenant for a Tenant Allowance Advance in accordance with the foregoing (or on such later date as requested by Tenant), Landlord’s Share of the amount of the Tenant Improvement Costs incurred by Tenant during the applicable period (after deducting the applicable Retainage, except in the case of a final Requisition for the Retainage). Tenant shall not be entitled to any credit, trade off or cash payment for any unused portion of the Tenant Improvement Allowance, and Landlord shall have no obligation to Tenant with respect to any such unused portion of the Tenant Improvement Allowance. Further, notwithstanding anything herein to the contrary, in the event that Tenant has not completed the Tenant Improvements and/or satisfied all of the conditions for payment of the Tenant Improvement Allowance on or before the date which is eighteen (18) months after the Commencement Date, Landlord shall have no further obligation to make any Tenant Allowance Advance.

2.5.7In all events, Tenant shall complete the Tenant Improvements on or before the date which is eighteen (18) months after the Commencement Date. In addition, on or before the date which is the earlier to occur of the date which is thirty (30) days after substantial completion of the Tenant Improvements and the date which is eighteen (18) months after the Commencement Date, if not already done pursuant to Paragraph 2.5.6 above, Tenant shall submit to Landlord an issued and effective certificate of occupancy for the Premises for the Permitted Use and a certification signed by Tenant’s architect certifying that the Tenant Improvements have been completed in accordance with Plans and Specifications approved by the Landlord, together with executed final waivers or releases of liens from Tenant’s general contractor and each of Tenant’s subcontractors and suppliers in connection with the Tenant Improvements in such form as Landlord may reasonably require, plus a certificate of Tenant’s general contractor identifying each contractor, subcontractor and supplier who performed labor and/or supplied materials for the Tenant Improvements.

2.6Lease Memorandum. Following the Commencement Date„ Landlord may prepare and submit to the Tenant a Lease Memorandum in the form of Exhibit D, completed in good faith by Landlord, and executed by Landlord. The information inserted on the Lease Memorandum shall be controlling and conclusive and shall prevail over any inconsistent provision in this Lease on (a) the mutual execution of the Lease Memorandum by Landlord and Tenant or (b) the lapse of seven (7) days following delivery of the Lease Memorandum to Tenant without Tenant delivering to Landlord a written objection to all or part of the information in the Lease Memorandum. If Tenant does object in good faith to any information set forth in the Lease Memorandum, it shall execute the Lease Memorandum subject to its specifically-stated, written objections. Tenant must explain the reasons for its objections in reasonable detail. That portion of the Lease Memorandum to which no objection was made shall be conclusive and controlling. Pending resolution of any dispute by agreement or a final determination by a court of competent jurisdiction in accordance with this Lease, Landlord’s information as inserted in the Lease Memorandum shall be utilized subject to any later adjustment agreed or found to be appropriate. Tenant’s refusal or failure to execute a Lease Memorandum shall neither prevent nor delay the occurrence of the Commencement Date. In no event shall the Lease Memorandum be recorded.

2.7Use and Conduct of Business.

2.7.1The Premises are to be used only for the Permitted Uses, and for no other business or purpose without the prior consent of Landlord. Landlord makes no representation or warranty as to the suitability of the Premises for Tenant’s intended use. Tenant shall, at its own cost and expense, obtain and maintain any and all licenses, permits, and approvals necessary or appropriate for its use, occupation and operation of the Premises for the Permitted Uses. Tenant’s inability to obtain or maintain any such license, permit or approval necessary or appropriate for its use, occupation or operation of the Premises shall not relieve it of its obligations under this Lease, including the obligation to pay Base Rent and Additional Rent.

2.7.2No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on any or all of the Land or Building. Tenant shall not commit or allow to be committed or exist: (a) any waste upon the Premises, (b) any public or private nuisance, or (c) any act or condition which disturbs the quiet enjoyment of any other tenant in the Building, violates any of Landlord’s contracts affecting any or all of the Land or Building, creates or contributes to any work stoppage, strike, picketing, labor disruption or dispute, interferes in any way with the business of Landlord or any other tenant in the Building or with the rights or privileges of any contractors, subcontractors, licensees, agents, concessionaires, subtenants, servants, employees, customers, guests, invitees or visitors or any other persons lawfully in and upon the Land or Building, or causes any impairment or reduction of the good will or reputation of the Land or Building.

2.7.3Tenant shall not, without the prior consent of Landlord, use any apparatus, machinery, device or equipment in or about the Premises which will cause any substantial noise or vibration or any increase in the normal consumption level of electric power. If any of Tenant’s apparatus, machinery, devices or equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide, at its sole cost and expense, adequate insulation or take other such action, including removing such apparatus, machinery, devices or equipment, as may be necessary to eliminate the disturbance. No food or beverage dispensing machines shall be installed by Tenant in the Premises without the prior written consent of Landlord.

2.7.4Tenant shall not use or operate the Premises in any manner that will cause the Building or any part thereof not to conform with Landlord’s sustainability practices or the certification of the Building issued pursuant to any Green Agency Rating.

2.7.5Except in the case of an emergency and subject to Governmental Requirements and the terms and conditions hereof, Tenant and Tenant’s employees shall have access to and the right to use the Premises twenty-four (24) hours per day, seven (7) days a week subject to Landlord’s building security procedures and requirements, Building rules and regulations and maintenance requirements.

2.8Compliance with Governmental Requirements and Rules and Regulations. Tenant shall comply with all Governmental Requirements and Restrictions relating to its use, occupancy and operation of the Premises and shall observe such reasonable rules and regulations as may be adopted and published by Landlord from time to time for the safety, care and cleanliness of the Premises and the Building, and for the preservation of good order in the Building and for the administration and management of the Building. Current Rules and Regulations are attached to this Lease as Exhibit E. Landlord shall comply with all Governmental Requirements and Restrictions, including Access Laws, relating to the common areas of the Land and Building, provided that Tenant shall be responsible for all repairs, modifications, or installations to the foregoing (a) required due to the Tenant Improvements, any Tenant Alterations, or any repairs by Tenant in the Premises or Tenant’s particular manner of use of the Premises, or (b) required due to the act or negligence of any of the Tenant or Tenant’s Agents, or (c) which are Tenant’s responsibility pursuant to other provisions of this Lease.

2.9Intentionally Omitted.

2.10Sustainable Building Operations

2.10.1This Building is or may become in the future certified under certain Green Agency Ratings or operated pursuant to Landlord’s sustainable building practices, as same may be in effect or modified from time to time. Landlord’s sustainability practices address, without limitation, whole-building operations and maintenance issues including chemical use; indoor air quality; energy efficiency; water efficiency; recycling programs; exterior maintenance programs; and systems upgrades to meet green building energy, water, Indoor Air Quality, and lighting performance standards. All of Tenant’s construction and maintenance methods and procedures, material purchases, and disposal of waste must be in compliance with minimum standards and specifications as outlined by the Green Agency Ratings, in addition to all Governmental Requirements so long as said compliance is achievable at no additional cost to Tenant.

2.10.2Tenant shall use reasonable efforts to use proven energy and carbon reduction measures, including energy efficient bulbs in task lighting; use of lighting controls; daylighting measures to avoid overlighting interior spaces; turning off lights and equipment at the end of the work day; and purchasing ENERGY STAR® qualified equipment, including but not limited to lighting, office equipment, commercial and residential quality kitchen equipment, vending and ice machines; and purchasing products certified by the U.S. EPA’s Water Sense® program so long as said compliance is achievable at no additional cost to Tenant..

2.11Recycling and Waste Management. Tenant covenants and agrees, at its sole cost and expense: (a) to comply with all present and future Governmental Requirements regarding the collection, sorting, separation, and recycling of garbage, trash, rubbish and other refuse (collectively, “trash”); (b) to comply with Landlord’s recycling policy, as stated in the Rules and Regulations (as such policy may be amended or supplemented from time to time subject to Paragraph 2.8 hereof), as part of Landlord’s sustainability practices where it may be more stringent than applicable Governmental Requirements, including without limitation, recycling such categories of items designated by Landlord and transporting such items to any recycling areas designated by Landlord; (c) to sort and separate its trash and recycling into such categories as are provided by Governmental Requirements or Landlord’s then-current sustainability practices; (d) that each separately sorted category of trash and recycling shall be placed in separate receptacles as directed by Landlord; (e) that Landlord reserves the right to refuse to collect or accept from Tenant any waste that is not separated and sorted as required by Governmental Requirements, and to require Tenant to arrange for such collection at Tenant’s sole cost and expense, utilizing a contractor satisfactory to Landlord; and (f) that Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Landlord or Tenant by reason of Tenant’s failure to comply with the provisions of this paragraph 2.11.

SECTION 3: BASE RENT, ADDITIONAL RENT AND OTHER SUMS PAYABLE UNDER LEASE

3.1Payment of Rental. Tenant agrees to pay Base Rent, Additional Rent and any other sum due under this Lease to Landlord without demand, deduction, credit, adjustment or offset of any kind or nature, in lawful money of the United States when due under this Lease, at the Rent Payment Address, or to such other party or at such other place as Landlord may from time to time designate in writing.

3.2Base Rent. On execution of this Lease, Tenant shall pay to Landlord the amount specified in the definition of Prepaid Rent for the month specified in the definition of that term. Tenant agrees to pay the monthly installments of Base Rent to Landlord, without demand and in advance, on or before the first day of each calendar month of the Lease Term. The monthly Base Rent installment for any partial month at the beginning or end of the Lease Term shall be prorated. Base Rent for any partial month at the beginning of the Lease Term shall be paid by Tenant on the Commencement Date.

3.3Lease Security Provisions.

3.3.1On execution of this Lease, as security for the full and faithful payment of all sums due under this Lease and the full and faithful performance of every covenant and condition of this Lease to be performed by Tenant, Tenant shall deliver a letter of credit in the amount of Nine Hundred Eighteen Thousand Three Hundred Fifty-Five and 02/100 Dollars ($918,355.02) in favour of Landlord. The letter of credit initially delivered pursuant to this paragraph and all substitutions, replacements and renewals of it, must be consistent with and shall satisfy all the requirements in the letter of credit criteria set forth on Exhibit F hereto. The term “Letter of Credit” shall mean and refer to a letter of credit conforming to this subparagraph. If a Letter of Credit has not been delivered to and accepted by Landlord on or before the full execution of this Lease, at Landlord’s election, the failure to deliver such Letter of Credit may be treated by Landlord (a) as a condition subsequent to the effectiveness of this Lease such that this Lease shall be voidable by Landlord by notice to Tenant at any time prior to Landlord’s receipt of the Letter of Credit or (b) an Event of Default. If Landlord elects to treat the failure to deliver the Letter of Credit on execution of this Lease as an Event of Default, Landlord may pursue all available rights and remedies, including the right to specific performance and the right to attach assets of Tenant. Pending delivery of the Letter of Credit, Landlord also may defer contracting for Tenant Improvements and/or suspend work on same.

3.3.2Tenant shall have the right to reduce the amount of the Letter of Credit on or after each of the dates set forth below to the amount set forth opposite such date (each such date on which the amount of the Letter of Credit may first be reduced is referred to herein as a “Reduction Date”), provided that on each Reduction Date and on the date any such reduction is implemented (a) the Lease is in full force and effect, and (b) all Base Rent and Additional Rent then due has been paid in full and no Event of Default has theretofore occurred at any time during the Lease Term. If the conditions for reduction of the Letter of Credit are satisfied with respect to any Reduction Date, upon the written request of the Tenant, Landlord shall permit Tenant to replace or amend the Letter of Credit accordingly. If on any Reduction Date the Letter of Credit shall not be reduced because one (1) or more of the conditions set forth in clauses (a) and (b) above were not satisfied, there shall be no further reduction in the amount of the Letter of Credit and the then required amount of the Letter of Credit shall remain in effect for the remainder of the Lease Term.

Reduction Date	Required Amount of Letter of Credit	Reduction Amount
The date that is one (1) year after the Rent Commencement Date
The date that is two (2) years after the Rent Commencement Date
The date that is three (3) years after the Rent Commencement Date
The date that is four (4) years after the Rent Commencement Date
The date that is five (5) years after the Rent Commencement Date
The date that is six (6) years after the Rent Commencement Date

If the Letter of Credit is reduced to                                                                                                                                 subject to and in accordance with the terms and conditions set forth above, for avoidance of doubt Tenant acknowledges and agrees that the required amount of the Letter of Credit shall remain at                                                                                                                                    for the remainder of the Lease Term.

3.3.3Landlord may draw on the Letter of Credit, in whole or in part at Landlord’s election, without advance notice to Tenant at any time or from time to time on or after (a) the occurrence of any Event of Default, (b) if Tenant, or anyone in possession of the Leased Premises through Tenant, holds over after the expiration or earlier termination of this Lease, (c) Landlord is given _notice by-the-issuer of the Letter of Credit that it is terminating the Letter of Credit, (d) a confirming bank gives notice to Landlord that it will cease to act in that capacity, (e) the Letter of Credit expires on a specified date by its terms and is not renewed or replaced at least sixty (60) days in advance of its expiration date or (f) to the extent permitted by law, in the event any bankruptcy, insolvency, reorganization or any other debtor creditor proceeding is instituted by or against Tenant, or (g) the issuer of the letter of credit fails or ceases to maintain the minimum credit rating required under the letter of credit criteria set forth on Exhibit F hereto.

3.3.4Landlord may apply any sum drawn on the Letter of Credit to amounts owing to Landlord under this Lease in such order and priority as Landlord elects in its absolute discretion. If any of the proceeds drawn on the Letter of Credit are not applied immediately to sums owing to Landlord under this Lease, Landlord may retain any such excess proceeds as a cash Lease Security Deposit for application, at Lender’s election, to future sums owing to Landlord under this Lease, in such order and priority as

Landlord elects in its absolute discretion. Tenant shall, within fifteen (15) days after Landlord’s demand, restore the amount of the Letter of Credit drawn so that the Letter of Credit is restored to the original amount of the Letter of Credit. If Tenant does not restore the Letter of Credit to its original amount within the required time period, such non-restoration shall be considered an Event of Default.

3.3.5Additionally, Landlord’s draw and application of all or any portion of the proceeds of the Letter of Credit shall not impair any other rights or remedies provided under this Lease or under applicable law and shall not be construed as a payment of liquidated damages. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, the Letter of Credit shall be returned to Tenant or, if Landlord has drawn on the Letter of Credit, the remaining proceeds of the Letter of Credit which are in excess of sums due the Landlord shall be repaid to Tenant, without interest, within thirty (30) Business Days after the expiration or termination of the Lease Term and delivery of possession of the Leased Premises to Landlord in accordance with this Lease.

3.3.6On any request by Landlord made during the Lease Term, Tenant shall cooperate in accomplishing any reasonable modification of the Letter of Credit requested by Landlord. If the Letter of Credit should be lost, mutilated, stolen or destroyed, Tenant shall cooperate in obtaining the issuance of a replacement.

3.3.7Tenant shall not assign or grant any security interest in the Letter of Credit and any attempt to do so shall be void and of no effect.

3.3.8In the event of a sale or transfer of Landlord’s estate or interest in the Land and Building, Landlord shall have the right to transfer the Letter of Credit to the vendee or the transferee, Tenant shall pay any transfer fees charged by the issuing bank and Landlord shall thereafter be considered released by Tenant from all liability for the return of the Letter of Credit. Tenant shall cooperate in effecting such transfer.

3.3.9No mortgagee or purchaser of any or all of the Building at any foreclosure proceeding brought under the provisions of any mortgage shall (regardless of whether the Lease is at the time in question subordinated to the lien of any mortgage) be liable to Tenant or any other person for any or all amounts drawn against the Letter of Credit or any other or additional lease security deposit or other payment made by Tenant under the provisions of this Lease), unless Landlord has actually delivered it in cash to such mortgagee or purchaser, as the case may be.

3.4Additional Rent. Definitions of certain terms used in this paragraph are set forth in the last subparagraph of this paragraph entitled “Additional Rent”. Tenant agrees to pay to Landlord additional rent as computed in this paragraph (individually and collectively the “Additional Rent”):

3.4.1Estimated Operating Costs. Tenant shall pay to Landlord as Additional Rent one-twelfth (1/12) of the amount, if any, by which the Estimated Operating Costs Allocable to the Premises exceeds the Base Amount Allocable to the Premises. This sum shall be paid in advance on or before the first day of each calendar month of the Lease Term. Landlord shall furnish Tenant a written statement of Estimated Operating Costs Allocable to the Premises in advance of the commencement of each Year. If such written statement is furnished after the commencement of the Year (or as to the first Year during the Lease Term, after the Commencement Date), Tenant shall also make a retroactive lump-sum payment to Landlord equal to the monthly payment amount multiplied by the number of months during the Year (or as to the first Year during the Lease Term, after the Commencement Date) for which no payment was paid. Notwithstanding the foregoing, Landlord reserves the right, from time to time during each Year, to revise the Estimated Operating Costs Allocable to the Premises and upon notice to Tenant of such revision, Tenant shall adjust its payment to Landlord under this subparagraph 3.4.1 accordingly.

3.4.2Actual Costs. After the close of each Year, Landlord shall deliver to Tenant a written statement setting forth the Operating Costs Allocable to the Premises during the preceding Year. If such Operating Costs Allocable to the Premises for any Year exceed the Estimated Operating Costs Allocable to the Premises paid by Tenant to Landlord pursuant to subparagraph 3.4.1 for such Year, Tenant shall pay the amount of such excess to Landlord within twenty (20) Business Days after receipt of such statement by Tenant. If such statement shows the Operating Costs Allocable to the Premises to be less than the Estimated Operating Costs Allocable to the Premises paid by Tenant to Landlord pursuant to subparagraph 3.4.1, then the amount of such overpayment shall be paid by Landlord to Tenant within twenty (20) Business Days following the date of such statement or, at Landlord’s option, shall be credited towards the installment(s) of Additional Rent next coming due from Tenant.

3.4.3Determination. The determination of Operating Costs Allocable to the Premises shall be made by Landlord.

3.4.4Operating Cost Audit. Landlord shall maintain records concerning estimated and actual Operating Costs Allocable to the Premises for no less than twelve (12) months following the period covered by the statement or statements furnished Tenant, after which time Landlord may dispose of such records. Provided that Tenant is not then in default of its obligation to pay Base Rent, Additional Rent or other payments required to be made by it under this Lease and further provided that Tenant is not otherwise in default under this Lease, Tenant may, at Tenant’s sole cost and expense, cause a Qualified Person (defined above) to inspect Landlord’s records for the prior Year. Such inspection, if any, shall be conducted no more than once each Year, during Landlord’s normal business hours within sixty (60) calendar days after receipt of Landlord’s written statement of Operating Costs Allocable to the Premises for the previous Year, upon first furnishing Landlord at least twenty (20) Business Days prior written notice. In no event shall Tenant be permitted to review Landlord’s records for any particular Year more than once. As a condition to Tenant’s right to conduct such inspection, Tenant agrees (i) to promptly furnish Landlord (at Tenant’s cost) with a copy of all draft and final reports of Tenant’s examination of Landlord’s records, and (ii) except as required by applicable law, that neither Tenant nor any of Tenant’s Agents shall divulge the contents of Landlord’s records or the results of its examination to any third party. Any errors disclosed by the review shall be promptly corrected by Landlord; provided, however, that if Landlord disagrees with any such claimed errors, Landlord shall have the right to cause another review to be made by an auditor of Landlord’s choice. In the event the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord) reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be paid by Landlord to Tenant within thirty (30) days following such review or, at Landlord’s option (except after the expiration of the Lease Term), credited against Tenant’s subsequent installment(s) of Operating Costs Allocable to the Premises due to Landlord under the Lease. In the event that such results show that Tenant has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated Operating Costs Allocable to the Premises (except after the expiration of the Lease Term, in which case Tenant shall pay Landlord the amount of such underpayment within thirty (30) days following such examination)..

3.4.5End of Term. If this Lease shall terminate on a day other than the last day of a Year, (a) Landlord shall estimate the Operating Costs Allocable to the Premises and Property Taxes Allocable to the Premises for such Year predicated on the most recent reliable information available to Landlord; (b) the amount determined under clause (a) of this sentence shall be prorated by multiplying such amount by a fraction, the numerator of which is the number of days within the Lease Term in such Year and the denominator of which is 360; (c) the Operating Costs Base Amount Allocable to the Premises shall be prorated in the manner described in clause (b); (d) the clause (c) amount (i.e., the prorated Operating Costs Base Amount Allocable to the Premises) shall be deducted from the clause (b) amount (i.e., the prorated Operating Costs Allocable to the Premises); (e) if the clause (d) amount exceeds the Estimated Operating Costs Allocable to the Premises paid by Tenant for the last Year in the Lease Term, then Tenant shall pay the excess to Landlord within ten (10) Business Days after Landlord’s delivery to Tenant of a statement for such excess; and (f) if the Estimated Operating Costs Allocable to the Premises paid by Tenant for the last Year in the Lease Term exceeds the clause (d) amount, then Landlord shall refund to Tenant the excess within the ten (10) Business Day period described in clause (e) if Tenant is not then in default of any of its obligations under this Lease. Landlord’s and Tenant’s obligations under this paragraph shall survive the expiration or other termination of this Lease.

3.4.6Definitions. Each underlined term in this subparagraph shall have the meaning set forth next to that underlined term:

Operating Costs Base Amount Allocable to the Premises: The Operating Costs Allocable to the Premises for the year beginning January 1, 2018 and ending December 31, 2018 (the “Base Year”).

Estimated Operating Costs Allocable to the Premises: Landlord’s written estimate of Operating Costs Allocable to the Premises for a Year to be given by Landlord to Tenant pursuant to subparagraph 3.4.1.

Operating Costs (net of Property Taxes): All expenses paid or incurred by Landlord for maintaining, operating, owning and repairing any or all of the Land, Building, Premises, related improvements, and the personal property used in conjunction with such Land, Building, Premises and related improvements, except for Property Taxes. Included are all expenses paid or incurred by Landlord for: (a) utilities, including electricity, water, gas, sewers, fire sprinkler charges, refuse collection, Telecommunication Services, cable television, steam, heat, cooling or any other similar service and which are not payable directly by tenants in the Building; (b) supplies; (c) cleaning, painting and janitorial services (including window washing), landscaping and landscaping maintenance (including irrigating, trimming, mowing, fertilizing, seeding and replacing plants), snow removal and other services; (d) security services, if any; (e) insurance premiums and applicable insurance deductible payments by Landlord; (f) management fees, which fees in any calendar year shall not exceed an amount equal to four percent (4%) of the gross revenues for the Land and the Building; (g) compensation (including employment taxes and fringe benefits) of all persons and business organizations who perform duties in connection with any service, repair, maintenance, replacement or improvement or other work included in this subparagraph; (h) license, permit and inspection fees; (i) assessments and special assessments due to deed restrictions, declarations or owners associations or other means of allocating costs of a larger tract of which the Land is a part,; (j) rental of any machinery or equipment; (k) audit fees and accounting services related to the Building, and charges for the computation of the rents and charges payable by tenants in the Building (but only to the extent the cost of such fees and services are in addition to the cost of the management fee); (I) the cost of repairs or replacements; (m) charges under maintenance and service contracts; (n) legal fees and other expenses of legal or other dispute resolution proceedings; (o) maintenance and repair of the roof and roof membranes, (p) costs incurred by Landlord for compliance with any and all Governmental Requirements, including Access Laws (excluding costs incurred by Landlord to correct any violation existing as of the Commencement Date of any valid, applicable Governmental Requirement in effect and as interpreted by governmental authorities as of the Commencement Date), and to increase the efficiency of any electrical, mechanical or other system servicing the Building or the Land; (q) elevator service and repair, if any; (r) business taxes and license fees; (s) any other expense or charge which in accordance with generally accepted accounting and management principles would be considered an expense of maintaining, operating, owning or repairing the Building; (t) insurance endorsements or insurance policies purchased in order to repair, replace and re-commission the Building for re-certification pursuant to any Green Agency Rating (or, in the event the Building has not achieved any certification under any Green Agency Rating, such insurance that is purchased in order to facilitate rebuilding the building upon a casualty so as to achieve such certification) or support achieving energy and carbon reduction targets; (u) all costs of maintaining, managing, reporting, commissioning, and recommissioning the Building or any part thereof that was designed and/or built to be sustainable and conform with any commissioning the Building or any part thereof to seek certification under any Green Agency Rating; and (v) the amortization of costs of capital improvements in accordance with the next sentence. Costs associated with capital improvements installed or constructed by Landlord other than in the initial construction of the Building, whether such were constructed or installed before or after the Commencement Date, shall be amortized with interest return at the Prime Rate plus two (2) percentage points over the estimated useful life of the capital improvement as determined by Landlord and the annual amortization of principal and interest attributable to the Lease Term shall be an Operating Cost. The capital improvements referred to in the previous sentence shall include: replacement of roof structure and roof membranes; exterior painting; parking area resurfacing, resealing and restriping parking areas and driveways and upgrading Building common systems and facilities (including HVAC systems, and if owned by Landlord, Telecommunication Facilities).

Exclusions from Operating Costs: Operating Costs shall not include any of the following: ground rent; interest and amortization of funds borrowed by Landlord for items other than capital improvements; leasing commissions and advertising and space planning expenses incurred in procuring tenants; costs incurred by Landlord to the extent that Landlord is actually reimbursed by insurance proceeds or is otherwise actually reimbursed by another third party (in each case less costs of recovery, which shall be included in Operating Costs); costs incurred by Landlord due solely to the violation by Landlord or any other tenant of the terms and conditions of any lease of space in the Building; Landlord’s general corporate overhead and administrative expenses not directly attributable to the operation and management of the Building, except to the extent included in the management fee permitted hereby; costs to the extent arising from the negligence or willful misconduct of Landlord or Landlord’s Agents as finally determined by judgment of a court of competent jurisdiction which is not subject to appeal; and salaries, wages, or other compensation paid to officers or executives of Landlord in their capacities as officers and executives.

Gross-Up Provision: If less than ninety-five hundred percent (95%) of the net rentable area of the Building is occupied by tenants at all times during any Year, then Operating Costs for such Year may include all additional costs and expenses that Landlord reasonably determines would have been incurred had ninety-five hundred percent (95%) of the Building been occupied at all times during such Year by tenants.

Operating Costs Allocable to the Premises: The product of Tenant’s Pro Rata Share times Operating Costs (net of Property Taxes).

Qualified Person: This means an accountant or other person experienced in accounting for income and expenses of office projects, who is engaged solely by Tenant on terms which do not entail any compensation based or measured in any way upon any savings in Additional Rent or reduction in Operating Costs Allocable to the Premises achieved through the inspection process described in this subparagraph.

Property Tax Base Amount: Tenant’s Pro Rata Share of the Property Taxes payable for the fiscal tax year 2019 (beginning July 1, 2018 and ending June 30, 2019); provided however, if the City of Boston’s assessment for fiscal tax year 2019 does not reflect the approximate full square footage of the Building that is shown on the plans and specifications that have been filed with the City of Boston as of the Effective Date, the Property Tax Base Amount will be the fiscal year that does reflect the approximate full square footage of the Building as set forth on such plans and specifications.

Property Taxes Allocable to the Premises: Tenant’s Pro Rata Share of Property Taxes.

3.4.7Property Tax Escalation. In addition to the payments required by the previous subparagraphs of this paragraph, Tenant shall pay as Additional Rent to Landlord one-twelfth (1/12) of the amount, if any, by which (a) Landlord’s estimate of the Property Taxes Allocable to the Premises for the current tax year exceeds the Property Tax Base Amount. This sum shall be paid in advance on or before the first day of each calendar month of the Lease Term. After the close of each tax year during the Lease Term, Landlord shall deliver to Tenant a written statement setting forth (1) the actual Property Taxes Allocable to the Premises for the preceding tax year, (2) the difference between the amount referred to in clause (1) and the Property Tax Base Amount and (3) the differential between the amount referred to in clause (2) and the sum of the tentative monthly payments toward such amount made by Tenant. If the differential referred to in clause (3) of the previous sentence represents an underpayment by Tenant, such differential shall be paid to Landlord within twenty (20) Business Days after delivery of Landlord’s written statement to Tenant; if such differential represents an overpayment by Tenant, Landlord shall, at its option, either credit such overpayment to the installment(s) of Additional Rent next coming due from Tenant or refund such overpayment to Tenant within twenty (20) Business Days after Tenant’s concurrence in the amount due as a refund. If the Lease Term begins or ends on a day other than the beginning or end of a tax year, the amount due as described in clause (2) of this subparagraph shall be prorated on a per diem basis with reference to the tax year. The provisions of this subparagraph shall survive the expiration or other termination of this Lease.

3.4.8Tenant’s Costs. Tenant agrees to reimburse or pay Landlord within twenty (20) Business Days after invoice from Landlord for (a) any cleaning expenses incurred by Landlord, including carpet cleaning, garbage and trash removal expenses, over and above the normal cleaning provided by Landlord, if any, or due to the presence of a lunchroom or kitchen or food or beverage dispensing machines within the Premises, (b) any expense incurred by Landlord for usage in the Premises of heating, ventilating and air conditioning services, elevator services, electricity, water, janitorial services, or any other services or utilities over and above the normal usage for the Premises, (c) any expense incurred by Landlord relating to or arising out of the usage by Tenant or Tenant’s Agents of the public or common areas of the Building or Land, or any of the equipment contained therein, which usage is over and above the normal usage for such public or common areas or equipment, and (d) any other direct expense incurred by Landlord on Tenant’s behalf. Landlord reserves the right to install and activate separate metering of electricity, water or other utilities to the Premises, and Tenant agrees to reimburse or pay Landlord within twenty (20) Business Days after invoice from Landlord for all costs of such separate metering, in which case the Operating Costs Base Amount Allocable to the Premises and Operating Costs shall be adjusted accordingly.

3.4.9Payments Deemed Additional Rent. Any sums payable under this Lease pursuant to this paragraph or otherwise shall be Additional Rent and, in the event of nonpayment of such sums, Landlord shall have the same rights and remedies with respect to such nonpayment as it has with respect to nonpayment of the Base Rent due under this Lease.

3.5Utilities

3.5.1Landlord shall have the right from time to time to select the company or companies providing electricity, gas, fuel, one or more categories of Telecommunication Services and any other utility services to the Building. Landlord reserves the right to change electricity providers for the Building at any time and to purchase green or renewable energy. Electricity service for the Premises (including lights, plugs and electricity to power HVAC) shall be separately metered to the Premises and separately accounted for and billed to Tenant by the utility provider. The direct meter for electricity shall be installed by Tenant at Tenant’s expense as a part of the Tenant Improvements. With the exception of water and sewer, Tenant shall contract directly and pay for all utilities used on or from the Premises together with any taxes, penalties, surcharges or similar charges relating to such utilities. If any such service is not separately accounted for and billed to Tenant by the utility provider, at Landlord’s option the cost therefor shall either be (a) paid by Tenant to Landlord or (b) included as an Operating Cost under this Lease.

3.5.2Tenant acknowledges that space on the Building rooftop and in Building risers, equipment rooms and equipment closets is limited. If Tenant requires Telecommunication Services for the Premises other than from the provider or providers of Telecommunication Services selected by Landlord and whose Telecommunication Facilities are installed in or about the Building or on the rooftop of the Building, provision for alternate or supplemental Telecommunication Services or Telecommunication Facilities has been made in a license agreement accompanying and made part of this Lease. Unless otherwise required by law, neither Tenant, nor a provider of Telecommunication Services to Tenant, in the future shall be entitled to locate or install Telecommunication Facilities in, on or about the Building without (a) first obtaining Landlord’s advance, written consent (given in its absolute discretion) and (b) the advance execution by Landlord and Tenant of a satisfactory agreement granting a license to Tenant for such purposes and setting forth the scope, the additional rent, if any, royalties and the other terms and conditions of that license, and (c) Tenant negotiating and obtaining the right, if any is required, to bring such Telecommunication Facilities across public or private property to an approved entry point to the Building. The agreement referred to in clause (b) of the previous sentence shall be incorporated in and become part of this Lease. Any future application by Tenant for permission to locate or install Telecommunication Facilities shall (1) be in such form and shall be accompanied by such supporting information as the Landlord may require, (2) be subject to such procedures, regulations and controls as the Landlord may specify and (3) be accompanied by such payment as the Landlord may reasonably request to reimburse Landlord for its costs of evaluating and processing the application and in negotiating and preparing the agreement described earlier in this subparagraph.

3.5.3Landlord shall in no case be liable or in any way be responsible for damages or loss to Tenant arising from the failure of, diminution of or interruption in electrical power, natural gas, fuel, Telecommunication Services, sewer, water, or garbage collection services, other utility service or building service of any kind to the Premises, unless such interruption in, deprivation of or reduction of any such service was caused by the gross negligence or willful misconduct of Landlord, its agents or contractors or by a failure in facilities, equipment or systems in the Landlord’s ownership. To the extent that Landlord bears any responsibility for any such interruption, deprivation or reduction in utility or building services to the Premises, Landlord’s responsibility and Tenant’s remedy shall be limited to an abatement in Base Rent for the period beginning with (a) the day which is five (5) Business Days after the date on which Tenant delivers notice to Landlord of such interruption, deprivation or reduction and that Tenant is being deprived of all reasonable use of the Premises and ending on (b) the date such interruption, deprivation or reduction which is Landlord’s responsibility is not causing Tenant to be deprived of all reasonable use of the Premises.

3.5.4HVAC service shall be provided to the Premises Mondays through Fridays from 8:00 a.m. to 6:00 p.m. except for holidays (“Building Standard Hours”), Landlord shall provide HVAC service at times in addition to Building Standard Hours (“After-Hours HVAC”); provided, however, Tenant gives Landlord notice prior to 1:00 p.m. on the same day such After-Hours HVAC is required with respect to service on Business Days and prior to 1:00 p.m. on the immediately preceding Business Day with respect to service on non-Business Days. The charge to Tenant for After-Hours HVAC shall be at Landlord’s then-standard hourly rate in effect from time to time for After-Hours HVAC (currently $35.00 per hour but subject to change in accordance with the foregoing); provided, however there will be no charge for After-Hours HVAC on Saturdays between 9:00 AM and 1:00 PM (although Tenant must request same as set forth in the preceding sentence). Any HVAC service on holidays shall be considered After-Hours HVAC. Notwithstanding the foregoing, Landlord agrees not to charge Tenant for the first twenty (20) hours of After-Hours HVAC provided to the Premises in any calendar month (the “Monthly After-Hours HVAC Allotment”). For avoidance of doubt, Tenant shall not be entitled to any credit, trade off or cash payment for any unused portion of the Monthly After-Hours HVAC Allotment for any calendar month any no unused portion of the Monthly After-Hours HVAC Allotment for any calendar month may be used in any future month or otherwise carried forward.

3.5.5Tenant shall not install any supplemental HVAC, space heaters or other utilities or energy-intensive equipment (“Supplemental Utilities Equipment”) in the Premises without Landlord’s prior written consent. In the event that Landlord consents in writing to such installation, Tenant shall be responsible, all at its sole cost and expense, for the installation, maintenance, and repair of any of Supplemental Utilities Equipment, and, at Landlord’s election, shall remove same from the Premises upon the expiration or termination of the Lease Term at Tenant’s sole cost and expense. Tenant agrees that it will maintain and repair any Supplemental Utilities Equipment, and major components thereof, in first-class condition, and any such equipment will be operated on sensors or timers that limit the operation of such Supplemental Utilities Equipment to hours of occupancy in the areas immediately adjacent to the occupying personnel. Tenant shall, at its sole cost and expense, enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor or the seller of any such Supplemental Utilities Equipment, and upon Landlord’s reasonable request, Tenant will provide Landlord with reasonable evidence of such maintenance and repair. Upon Landlord’s request, at reasonable times and upon prior notice to Tenant (except in the event of an emergency, where no notice is required) Landlord shall have the right to inspect, on not less than a monthly basis, the aforementioned Supplemental Utilities Equipment and major components provided Landlord shall use commercially reasonable efforts to minimize Landlord’s interference with Tenant’s business. Tenant shall not permit any Supplemental Utilities Equipment to disturb or interfere with any of the Building’s systems or any other tenant in the Building, and Tenant will remove, at Tenant’s sole cost and expense, any such Supplemental Utilities Equipment at Landlord’s direction in the event of such disturbance or interference. Landlord reserves the right to separately submeter (or cause Tenant to separately submeter) any Supplemental Utilities Equipment, all at Tenant’s sole cost and expense. Notwithstanding anything herein to the contrary, in the event that any Supplemental Utilities Equipment is required to be removed from the Premises by Tenant pursuant to the terms of this paragraph 3.5.5, Landlord may perform such removal at its election, and Tenant shall reimburse Landlord for any costs relating thereto, or in the event that Tenant performs such removal, Tenant shall be responsible to Landlord for any damage caused to the Premises or Building in connection therewith.

3.5.6Tenant shall be required to submit to Landlord any electricity consumption data and costs in a format deemed reasonably acceptable by Landlord.

3.5.7Subject to the terms and conditions hereof, Landlord shall also furnish janitorial services to the Premises in accordance with the cleaning specifications attached hereto as Exhibit I, as such specifications may be modified from time to time by the Landlord in its reasonable discretion.

3.6Holdover. Tenant is not authorized to hold over beyond the expiration or earlier termination of the Lease Term. If Lardlord consents to a holdover and no other agreement is reached between Tenant and Landlord concerning the duration and terms of the Holdover, Tenant’s holdover shall be a month-to-month tenancy. During such tenancy, Tenant shall pay to Landlord one and one-half times (150%) the rate of Base Rent in effect on the expiration or termination of the Lease Term plus all Additional Rent and other sums payable under this Lease, and shall be bound by all of the other covenants and conditions specified in this Lease, so far as applicable. If the Landlord does not consent to the Tenant’s remaining in possession, Landlord shall have all the rights and remedies provided for by law and this Lease, including the right to recover consequential damages suffered by Landlord in the event of Tenant’s wrongful refusal to relinquish possession of the Premises for a period of more than fifteen (15) days. The Base Rent applicable for the period that Tenant wrongfully remains in possession shall in be increased to one hundred fifty percent (150%) of the rate of Base Rent in effect on the expiration or termination of the

Lease Term for the first thirty (30) days of such unauthorized holdover and thereafter to twice the rate of Base Rent in effect on the expiration or termination of the Lease Term.

3.7Late Charge. If Tenant fails to make any payment of Base Rent, Additional Rent or other amount when due under this Lease, a late charge is immediately due and payable by Tenant equal to five percent (5%) of the amount of any such payment. Landlord and Tenant agree that this charge compensates Landlord for the administrative costs caused by the delinquency. The parties agree that Landlord’s damage would be difficult to compute and the amount stated in this paragraph represents a reasonable estimate of such damage. Assessment or payment of the late charge contemplated in this paragraph shall not excuse or cure any Event of Default or breach by Tenant under this Lease or impair any other right or remedy provided under this Lease or under law.

3.8Default Rate. Any Base Rent, Additional Rent or other sum payable under this Lease which is not paid when due shall bear interest at a rate equal to the lesser of: (a) the published prime or reference rate then in effect at a national banking institution designated by Landlord (the “Prime Rate”), plus four (4) percentage points, or (b) the maximum rate of interest per annum permitted by applicable law (the “Default Rate”), but the payment of such interest shall not excuse or cure any Event of Default or breach by Tenant under this Lease or impair any other right or remedy provided under this Lease or under law.

SECTION 4: MANAGEMENT AND LEASING PROVISIONS

4.1Maintenance and Repair by Landlord.

4.1.1Subject to the paragraphs captioned “Damage or Destruction” and “Condemnation”, Landlord shall endeavor to maintain the public and common areas of the Building in reasonably good order and condition subject to reasonable wear and tear. Landlord shall make such repairs thereto as become necessary after obtaining actual knowledge of the need for such repairs. All repair costs shall be included in Operating Costs, except for damage occasioned by the act or omission of Tenant or Tenant’s Agents which shall be paid for entirely by Tenant upon demand by Landlord. In the event any or all of the Building becomes in need of maintenance or repair which Landlord is required to make under this Lease, Tenant shall immediately give written notice to Landlord, and Landlord shall not be obligated in any way to commence such maintenance or repairs until a reasonable time elapses after Landlord’s receipt of such notice.

4.1.2Landlord shall not be liable by reason of any injury to or interference with Tenant/s business arising from the making of any repairs, alterations, additions or improvements in or to the Premises or the Building or to any appurtenances or equipment therein. There shall be no abatement of rent because of such repairs, alterations, additions or improvements or because of any delay by Landlord in making the same.

4.2Maintenance and Repair by Tenant.

4.2.1Except as is expressly set forth as Landlord’s responsibility pursuant to the paragraph captioned “Maintenance and Repair by Landlord,” Tenant shall at Tenant’s sole cost and expense keep, clean and maintain the Premises in good condition and repair, including interior painting, cleaning of the interior side of all exterior glass, plumbing and utility fixtures and installations, carpets and floor coverings, all interior wall surfaces and coverings (including tile and paneling), window replacement, exterior and interior doors, roof penetrations and membranes in connection with any Tenant installations on the roof, light bulb replacement (which lighting purchases must comply with Landlord’s sustainability practices and shall be reported to Landlord in a format suitable to Landlord) and interior preventative maintenance. All maintenance and repairs made by Tenant must comply with Landlord’s sustainability practices and any applicable Green Agency Rating, as the same may change from time to time. If Tenant fails to maintain or repair the Premises in accordance with this paragraph, then Landlord may, but shall not be required to, enter the Premises upon two (2) Business Days prior written notice to Tenant (or immediately without any notice in the case of an emergency) to perform such maintenance or repair at Tenant’s sole cost and expense. Tenant shall pay to Landlord the cost of such maintenance or repair plus a five percent (5%) administration fee within ten (10) Business Days of written demand from Landlord.

4.2.2Without limiting the generality of paragraphs 3.5.5 or 4.2.1 hereof, Tenant shall be responsible at Tenant’s sole cost and expense for the maintenance, repair and/or replacement of any special heating, ventilating, air conditioning, plumbing, electrical or other systems and fixtures installed solely to service the Premises, whether installed or paid for by Landlord or Tenant.

4.3Common Areas/Security.

4.3.1The common areas of the Building shall be subject to Landlord’s sole management and control. Without limiting the generality of the immediately preceding sentence, Landlord reserves the exclusive right as it deems necessary or desirable to install, construct, remove, maintain and operate lighting systems, facilities, improvements, equipment, Telecommunication Facilities and signs on, in or to all parts of the common areas; change the number, size, height, layout, or locations of walks, driveways and truckways or parking areas now or later forming a part of the Land or Building; make alterations or additions to the Building or common area; close temporarily all or any portion of the common areas to make repairs, changes or to avoid public dedication; grant easements to which the Land will be subject; replat, subdivide, or make other changes to the Land; place or relocate or cause to be placed or located utility lines and Telecommunication Facilities through, over or under the Land and Building; and use or permit the use of all or any portion of the roof of the Building. Landlord reserves the right to relocate parking areas and driveways (if any) and to build additional improvements in the common areas.

4.3.2Landlord has no duty or obligation to provide any security services in, on or around the Premises, Land or Building, and Tenant recognizes that security services, if any, provided by Landlord will be for the sole benefit of Landlord and the protection of Landlord’s property and under no circumstances shall Landlord be responsible for, and Tenant waives any rights with respect to, Landlord providing security or other protection for Tenant or Tenant’s Agents or property in, on or about the Premises, Land or Building. Subject to Landlord’s prior approval, Tenant may, at its sole cost and expense, install, establish and maintain security services within the Premises; provided that, such security services (including any apparatus, facilities, equipment or people utilized in connection with the provision of such security services) comply with the Governmental Requirements and shall not cause the Building to be out of compliance with the Governmental Requirements. Notwithstanding the foregoing, any such security services installed, established or maintained by Tenant must not affect or impact any portion of the Building or the Land other than the Premises and shall not in any way limit or interfere with Landlord’s ability to exercise its rights as provided in the paragraph captioned “Access”. Tenant’s rights under this subparagraph are subject to all the obligations, limitations and requirements as set forth in the paragraphs captioned “Tenant Alterations” and “Tenant’s Work Performance”.

4.4Tenant Alterations. Tenant shall not make any alterations, additions or improvements in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any floor covering, wall covering, fixtures, plumbing, wiring or Telecommunication Facilities (individually and collectively “Tenant Alterations”), without first obtaining the consent of Landlord which may be withheld in Landlord’s absolute discretion. Notwithstanding the foregoing, upon at least fifteen (15) Business Days advance written notice to Landlord but without Landlord’s consent, Tenant may make interior non-structural Tenant Alterations with an aggregate cost which does not exceed Twenty-Five Thousand Dollars ($25,000.00) in any period of twelve (12) consecutive calendar months which (a) are entirely cosmetic or functional in nature (such as painting and carpeting, shelving or cubicles), (b) do not affect any of the Building’s mechanical, HVAC, electrical, plumbing or other systems, (c) do not involve the installation or demolition of any interior wall or door, and (d) do not require the issuance of any permit by any Governmental Agency (Tenant Alterations satisfying all of the foregoing items (a) through (d) are referred to herein as “Permitted Alterations”). Tenant shall deliver to Landlord full and complete plans and specifications for any proposed Tenant Alterations. All Permitted Alterations shall be performed at Tenant’s expense by Tenant and, if consent by Landlord is required and given for any Tenant Alterations, all such work shall be performed at Tenant’s expense by Landlord or by Tenant at Landlord’s election . Tenant shall pay to Landlord all costs incurred by Landlord for any architecture, engineering, supervisory and/or legal services in connection with any Tenant Alterations, including, without limitation, Landlord’s review of the Plans and Specifications. Without limiting the generality of the foregoing, Landlord may require Tenant (if Landlord has elected to require Tenant to perform the Tenant Alterations or if Tenant is performing Permitted Alterations), at Tenant’s sole cost and expense, to obtain and provide Landlord with proof of insurance coverage and a payment and performance bond, in forms, amounts and by companies acceptable to Landlord. Should Tenant make any alterations without Landlord’s prior written consent, or without satisfaction of any conditions established by Landlord, Landlord shall have the right, in addition to and without limitation of any right or remedy Landlord may have under this Lease, at law or in equity, to require Tenant to remove some or all of Tenant Alterations, or at Landlord’s election, Landlord may remove such Tenant Alterations and restore the Premises at Tenant’s expense. Nothing contained in this paragraph or the paragraph captioned “Tenant’s Work Performance” shall be deemed a waiver of the provisions of the paragraph captioned “Mechanic’s Liens”.

4.5Tenant’s Work Performance. If Landlord elects to require Tenant to perform the Tenant Alterations, Landlord may, in its absolute discretion, require that Tenant provide a payment and performance bond to cover the entire work to be performed, which bond must be in form, amount and by a company acceptable to Landlord. Any Tenant Alterations to be performed under this paragraph shall be performed by contractors approved by Landlord and employed by Tenant under one or more construction contracts, in form and content approved in advance in writing by Landlord. Approval shall be subject to Landlord’s discretion and shall include a requirement that the prime contractor and the respective subcontractors of any tier performing the Tenant Alterations: (a) be parties to, and bound by, a collective bargaining agreement with a labor organization affiliated with the Building and Construction Trades Council of the AFL-CIO applicable to the geographic area in which the Building is located and to the trade or trades in which the work under the contract is to be performed and (b) employ only members of such labor organizations to perform work within their respective jurisdictions. The previous sentence shall apply whether it is Landlord or Tenant performing or contracting for any such alterations, additions, improvements or installations. Waivers or exceptions to the requirement in the third sentence of this paragraph may be given only in writing by Landlord. With the specific, prior written approval of Landlord, which may be withheld in Landlord’s sole and absolute discretion, in clause (a) of the third sentence of this paragraph the following substitutions may be made: (1) a project labor agreement in place of a collective bargaining agreement, and (2) an independent, nationally recognized labor organization in place of a labor organization affiliated with the Building and Construction Trades Council of the AFL-CIO. Tenant’s contractors, workers and suppliers shall work in harmony with and not interfere with workers or contractors of Landlord or other tenants of Landlord. If Tenant’s contractors, workers or suppliers do, in the opinion of Landlord, cause such disharmony or interference, Landlord’s consent to the continuation of such work may be withdrawn upon written notice to Tenant. All Tenant Alterations shall be (1) completed in accordance with the plans and specifications approved by Landlord; (2) completed in accordance with all Governmental Requirements; (3) carried out promptly in a good and workmanlike manner; (4) of all new materials; and (5) free of defect in materials and workmanship. In addition to the above requirements, Tenant shall use commercially reasonable efforts to contract for services to be performed in or about the Premises with companies which are a Responsible Contractor. A “Responsible Contractor” is defined as a contractor or subcontractor who pays workers a fair wage and Fair Benefits as evidenced by payroll and employee records and who complies with a service-disabled veteran business policy. “Fair Benefits” are defined as including employer-paid family health care coverage, pension benefits, and apprenticeship programs. Any and all Tenant Alterations that affects at least fifty percent (50%) of the Premises will be performed in accordance with Landlord’s sustainability practices, (as same may be in effect or amended or supplemented from time to time) and any Green Agency Ratings, as the same may change from time to time. Tenant further agrees to engage a qualified third party LEED or Green Globe Accredited Professional or similarly qualified professional during the design phase through implementation of any Tenant Alterations covered by the preceding sentence, in order to review all plans, material procurement, demolition, construction and waste management procedures to ensure they are in full conformance to Landlord’s sustainability practices, as aforesaid, and Tenant agrees to seek and maintain LEED for Commercial Interiors certification for such Tenant Alterations. Tenant shall pay for all damage to the Premises, Building and Land caused by Tenant or Tenant’s Agents. Tenant shall indemnify, defend and hold harmless Landlord and Landlord’s Agents from any Claims arising as a result of the Tenant Alterations or any defect in design, material or workmanship of any Tenant Alterations.

4.6Surrender of Possession. Tenant shall, at the expiration or earlier termination of this Lease, surrender and deliver the Premises to Landlord in as good condition as when received by Tenant from Landlord or as later improved, reasonable use and wear excepted, and free from all tenancies or occupancies by any person.

4.7Removal of Property. Unless otherwise agreed to in writing by Landlord, Tenant agrees that there are and shall be no trade fixtures in the Premises owned by Tenant. Upon expiration or earlier termination of this Lease, Tenant may remove its personal property, office supplies and office furniture and equipment if (a) such items are readily moveable and are not attached to the Premises; (b) such removal is completed prior to the expiration or earlier termination of this Lease; (c) Tenant is not in default of any covenant or condition of this Lease at the time of such removal; and (d) Tenant immediately repairs all damage caused by or resulting from such removal. All other property in the Premises and any Tenant Alterations (including, wall-to-wall carpeting, paneling, wall covering, lighting fixtures and apparatus or Telecommunication Facilities or any other article affixed to the floor, walls, ceiling or any other part of the Premises or Building) shall become the property of Landlord and shall remain upon and be surrendered with the Premises; provided, however, at Landlord’s sole election, Tenant shall be obligated, at its sole cost and expense, to remove all (or such portion as Landlord shall designate) of the Tenant Alterations (including Telecommunication Facilities), repair any damages resulting from such removal and return the Premises to the same condition as existed prior to such Tenant Alterations. Tenant waives all rights to any payment or compensation for such Tenant Alterations (including Telecommunication Facilities). If Tenant shall fail to remove any of its property from the Premises, Building or Land at the expiration or earlier termination of this Lease or when Landlord has the right of re-entry, Landlord may, at its option, remove and store such property at Tenant’s expense without liability for loss of or damage to such property, such storage to be for the account and at the expense of Tenant. Tenant shall pay all costs incurred by Landlord within five (5) Business Days after demand for such payment. If Tenant fails to pay the cost of storing any such property, Landlord may, at its option, after it has been stored for a period of twenty (20) Business Days or more, sell or permit to be sold, any or all such property at public or private sale (and Landlord may become a purchaser at such sale), in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant, and Landlord shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorney’s fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or later become due Landlord from Tenant under this Lease; and, fourth, the balance, if any, to Tenant.

4.8Access. Tenant shall permit Landlord and Landlord’s Agents to enter into the Premises and the Rooftop Deck at any time on at least one (1) Business Day’s notice (except in case of emergency in which case no notice shall be required), for the purpose of inspecting the same or for the purpose of repairing, altering or improving the Premises or the Building. Nothing contained in this paragraph shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary, Landlord may temporarily close Building or Land entrances, Building doors or other facilities, without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or as relieving Tenant from the duty of observing or performing any of the provisions of this Lease. Landlord shall have the right to enter the Premises and the Rooftop Deck at any time during the Lease Term for the purpose of showing the Premises to prospective tenants and to erect on the Premises a suitable sign indicating the Premises are available. Tenant shall give written notice to Landlord at least twenty (20) Business Days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises and Rooftop Deck prior to vacating. In the event of Tenant’s failure to give such notice or arrange such joint inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration. Landlord shall not be liable for the consequences of admitting by passkey, or refusing to admit to the Premises, Tenant or any of Tenant’s Agents, or other persons claiming the right of admittance.

4.9Damage or Destruction.

4.9.1If the Premises or the Rooftop Deck are damaged by fire, earthquake or other casualty, Tenant shall give immediate written notice thereof to Landlord. If Landlord estimates that the damage can be repaired in accordance with the then-existing Governmental Requirements within one hundred-twenty (120) Business Days after Landlord is notified by Tenant of such damage and if there are sufficient insurance proceeds available to repair such damage, then Landlord shall proceed with reasonable diligence to restore the Premises to substantially the condition which existed prior to the damage and this Lease shall not terminate. If, in Landlord’s estimation, the damage cannot be repaired within such one hundred-twenty (120) Business Day period or if there are insufficient insurance proceeds available to repair such damage, Landlord may elect in its absolute discretion to either: (a) terminate this Lease or (b) restore the Premises to substantially the condition which existed prior to the damage and this Lease will continue. If Landlord restores the Premises under this paragraph, then Landlord shall use commercially reasonable efforts to proceed toward completion of the restoration and (1) the Lease Term shall be extended for the time required to complete such restoration, (2) Tenant shall pay to Landlord, upon demand, Tenant’s Pro Rata Share of any applicable deductible amount specified under Landlord’s insurance and (3) notwithstanding anything to the contrary contained herein, Landlord shall not be required to repair or restore Tenant Improvements, Tenant Alterations (including Telecommunication Facilities), or any or all furniture, fixtures, equipment, inventory, improvements or other property which was in or about the Premises at the time of the damage and was not owned by Landlord. Base Rent, Additional Rent and any other sum due under this Lease during any reconstruction period shall not be abated. Tenant agrees to look to the provider of Tenant’s insurance for coverage for the loss of Tenant’s use of the Premises and any other related losses or damages incurred by Tenant during any reconstruction period.

4.9.2If the Building is damaged by fire, earthquake or other casualty and more than fifty percent (50%) of the Building is rendered untenantable, without regard to whether the Premises are affected by such damage, Landlord may in its absolute discretion and without limiting any other options available to Landlord under this Lease or otherwise, elect to terminate this Lease by notice in writing to Tenant within forty (40) Business Days after the occurrence of such damage if Landlord is also terminating the leases of other tenants in the Building who are similarly situated to Tenant. Such notice shall be effective twenty (20) Business Days after receipt by Tenant unless a later date is set forth in Landlord’s notice.

4.9.3Notwithstanding anything contained in this Lease to the contrary, if there is damage to the Premises or Building and the holder of any indebtedness secured by a mortgage or deed of trust covering any such property requires that the insurance proceeds be applied to such indebtedness or if the insurance proceeds are otherwise inadequate to complete the repair of the damages to the Premises, the Building or both, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) Business Days after Landlord is notified of such requirement.

4.9.4Notwithstanding the foregoing, if the Premises or the Building are wholly or partially damaged or destroyed within the final six (6) months of the Term, Landlord may, at its option, elect to terminate this Lease upon written notice to Tenant within thirty (30) days following such damage or destruction.

4.10Condemnation. If all of the Premises, or such portions of the Building as may be required for the Tenant’s reasonable use of the Premises, are taken by eminent domain or by conveyance in lieu thereof, this Lease shall automatically terminate as of the date the physical taking occurs, and all Base Rent, Additional Rent and other sums payable under this Lease shall be paid to that date. In case of taking of a part of the Premises or a portion of the Building not required for the Tenant’s reasonable use of the Premises, then this Lease shall continue in full force and effect and the Base Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such reduction in Base Rent to be effective as of the date the physical taking occurs. Additional Rent and all other sums payable under this Lease shall not be abated but Tenant’s Pro Rata Share may be redetermined as equitable under the circumstances. Landlord reserves all rights to damages or awards for any taking by eminent domain relating to the Premises, Building, Land and the unexpired term of this Lease. Tenant assigns to Landlord any right Tenant may have to such damages or award and Tenant shall make no claim against Landlord for damages for termination of its leasehold interest or interference with Tenant’s business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be entitled for Tenant’s moving expenses or other relocation costs; provided that, such expenses or costs may be claimed only if they are awarded separately in the eminent domain proceedings and not as a part of the damages recoverable by Landlord.

4.11Parking.

4.11.1Upon Tenant’s request made on or before the Commencement Date, Landlord shall cause the operator (the “Garage Operator”) of the parking garage (the “Garage”) in the Building to enter into a license agreement or license agreements with Tenant pursuant to which the Garage Operator shall grant Tenant a license to use up to fifteen (15) reserved parking spaces (the “Reserved Parking Spaces”) in the Garage on a month-to month basis during the Lease Term at the monthly parking rates in effect from time to time as established by the Garage Operator and on the terms set forth therein. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the licensing of such parking spaces by Tenant or the use of the Garage by Tenant. Tenant’s continued right to use the Reserved Parking Spaces is conditioned upon Tenant’s payment of all monthly parking fees. The Reserved Parking Spaces initially shall be located on the first floor of the Garage (a plan depicting the first floor of the Garage is attached as Exhibit J) and closest to the elevator entrance, provided, however, Landlord and the Garage Operator reserve the right in their discretion to relocate the Reserved Parking Spaces from time to time upon not less than ten (10) Business Days’ notice to Tenant. Notwithstanding the foregoing, neither Landlord nor the Garage Operator shall relocate the Reserved Parking Spaces except as Landlord and/or the Garage Operator reasonably determine may be necessary for construction, safety or to comply with any Governmental Requirements. Landlord shall have no obligation to monitor the use of the Garage, nor shall Landlord be responsible for any loss or damage to any vehicle or other property or for any injury to any person. Tenant’s Reserved Parking Spaces shall be used only for parking of automobiles no larger than full size passenger automobiles, sport utility vehicles or pick-up trucks. Tenant’s license to use such parking spaces in the Garage shall be subject to the reasonable rules and regulations relating to parking adopted by Garage Operator and/or the Landlord from time to time.

4.11.2No more often than once during any ninety (90) day period, Tenant may reduce the number of Reserved Parking Spaces to be made available to Tenant hereunder by giving Garage Operator and Landlord at least sixty (60) days advance written notice thereof. If Tenant shall have released any Reserved Parking Spaces, subject to availability as determined by Garage Operator Tenant shall have the right from time to time (but not more than once in any ninety (90) day period) upon not less than ninety (90) days advance written notice to Garage Operator and Landlord to increase the number of Reserved Parking Spaces (the location of which shall be mutually agreed upon by Tenant and the Garage Operator) to be made available up to the maximum number of parking spaces provided for in Paragraph 4.11.1 hereof.

4.11.3Subject to Tenant obtaining any and all necessary governmental permits and approvals and the terms and conditions set forth herein, Tenant shall have the right to brand the Reserved Parking Spaces from time to time licensed by Tenant pursuant to the terms hereof with Duck Creek Technologies LLC signage (the “Parking Identification Signs”), provided that the exact size, location, colors, design, and specifications of the Parking Identification Signs shall be subject to Landlord’s prior written approval and compliance with any Building signage criteria. Any and all costs in connection with the permitting, fabrication, installation and maintenance of the Parking Identification Signs shall be borne by Tenant. Tenant agrees to maintain the Parking Identification Signs in good condition at all times. Upon vacation of the Premises on the expiration or earlier termination of this Lease or at such earlier time as to any Reserved Parking Space no longer licensed by Tenant, Tenant shall be responsible, at its sole cost, for the removal of all (or the applicable) Parking Identification Signs and for the repair of any damage to the Garage or the remainder of the Building caused by such removal. If Tenant fails to perform such work after written notice from Landlord, Landlord may cause the same to be performed and the reasonable cost thereof shall be Additional Rent immediately due and payable within thirty (30) days after Landlord’s delivery of a written demand and a supporting invoice for same.

4.11.4The parking spaces licensed by Tenant pursuant to this Paragraph 4.11 are provided to the Original Tenant solely for use by Original Tenant’s own personnel and such Reserved Parking Spaces may not otherwise be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval.

4.11.5Neither the Garage Operator nor the Landlord shall have any obligation whatsoever to monitor, secure or police the use of the parking or other common areas.

4.12Indemnification.

4.12.1Tenant shall indemnify, defend and hold harmless Landlord and Landlord’s Agents from and against any and all Claims, arising in whole or in part out of (a) the possession, use or occupancy of the Premises or the business conducted in the Premises, (b) any act, omission or negligence of Tenant or Tenant’s Agents, or (c) any breach or default under this Lease by Tenant.

4.12.2Except to the extent resulting from the negligence or willful misconduct of Tenant or any of Tenant’s Agents as finally determined by a court of competent jurisdiction and subject to the terms of Paragraph 4.15 hereof Landlord shall indemnify, defend and hold harmless Tenant from and against any and all Claims, to the extent arising out of any negligence of Landlord or Landlord’s Agents in failing to repair or maintain the Building as required by this Lease after notice by Tenant as required by the paragraph captioned “Maintenance and Repair by Landlord”; but in no event shall Landlord’s responsibility extend to any interruption to Tenant’s business or any indirect or consequential losses suffered by Tenant or Tenant’s Agents or extend beyond Landlord’s responsibility as set forth in the paragraph entitled “Utilities” when that paragraph is applicable.

4.12.3Except as specified in the next sentence, neither Landlord nor Landlord’s Agents shall, to the extent permitted by law, have any liability to Tenant, or to Tenant’s Agents, for (1) any Claims arising out of any cause whatsoever, including repair to any portion of the Premises; (2) interruption in or interference with the use of the Premises or any equipment therein; (3) any accident or damage resulting from any use or operation by Landlord, Tenant or any person or entity of heating, cooling, electrical, sewerage or plumbing equipment or apparatus or Telecommunication Facilities; (4) termination of this Lease by reason of damage to the Premises or Building; (5) fire, robbery, theft, vandalism, mysterious disappearance or a casualty of any kind or nature; (6) actions of any other tenant of the Building or of any other person or entity; (7) inability to furnish any service required of Landlord as specified in this Lease; or (8) leakage in any part of the Premises or the Building from rain, ice or snow, or from drains, pipes or plumbing fixtures in the Premises or the Building. Landlord shall be responsible only for Claims arising solely out of the negligence or willful misconduct of Landlord in failing to repair or maintain the Building as required by this Lease after notice by Tenant as required by the paragraph captioned “Maintenance and Repair by Landlord”; but in no event shall Landlord’s responsibility extend to any interruption to Tenant’s business or any indirect or consequential losses suffered by Tenant or Tenant’s Agents or extend beyond Landlord’s responsibility as set forth in the paragraph entitled “Utilities” when that paragraph is applicable. The obligations of this paragraph shall be subject to the paragraph captioned “Waiver of Subrogation”.

4.13Tenant Insurance.

4.13.1Tenant shall, throughout the Lease Term, at its own expense, keep and maintain in full force and effect the following policies, each of which shall be endorsed as needed to provide that the insurance afforded by these policies is primary and that all insurance carried by Landlord is strictly excess and secondary and shall not contribute with Tenant’s liability insurance:

(a)A policy of commercial general liability insurance, including a contractual liability endorsement covering Tenant’s obligations under the paragraph captioned “Indemnification”, insuring against claims of bodily injury and death or property damage or loss with a combined single limit at the Commencement Date of this Lease of not less than Two Million Dollars ($2,000,000.00), which limit shall be reasonably increased during the Lease Term at Landlord’s request to reflect both increases in liability exposure arising from inflation as well as from changing use of the Premises or changing legal liability standards, which policy shall be payable on an “occurrence” rather than a “claims made” basis, and which policy names Landlord, Bentall Kennedy (U.S.) Limited Partnership, the Manager and, at Landlord’s request, Landlord’s mortgage lender(s) and/or investment advisors, as additional insureds;

(b)A policy of extended property insurance (which is commonly called “all risk”) covering Tenant Improvements, Tenant Alterations (including Telecommunication Facilities), and any and all furniture, fixtures, equipment, inventory, improvements and other property in or about the Premises which is not owned by Landlord, for one hundred percent (100%) of the then current replacement cost of such property;

(c)Business interruption insurance in an amount sufficient to cover costs, damages, lost income, expenses, Base Rent, Additional Rent and all other sums payable under this Lease, should any or all of the Premises not be usable for a period of up to twelve (12) months;

(d)A policy of worker’s compensation insurance as required by applicable law and employer’s liability insurance with limits of no less than One Million Dollars ($1,000,000.00); and

(e)A policy of comprehensive automobile liability insurance, including loading and unloading, and covering owned, non-owned and hired vehicles, with limits of no less than One Million Dollars ($1,000,000.00) per occurrence.

4.13.2All insurance policies required under this paragraph shall be with companies reasonably approved by Landlord and each policy shall provide that it is not subject to cancellation, lapse or reduction in coverage except after thirty (30) days’ written notice to Landlord. Prior to the Commencement Date and from time to time thereafter, Tenant shall deliver to Landlord, Bentall Kennedy (U.S.), LP, the Manager, and, at Landlord’s request, any other parties hereunder required to be named as additional insureds, certificates evidencing the existence and amounts of all such policies.

4.13.3If Tenant fails to acquire or maintain any insurance or provide any certificate required by this paragraph, Landlord may, but shall not be required to, obtain such insurance or certificates and the costs associated with obtaining such insurance or certificates shall be payable by Tenant to Landlord on demand.

4.14Landlord’s Insurance. Landlord shall, throughout the Lease Term, keep and maintain in full force and effect:

4.14.1A policy of commercial general liability insurance, insuring against claims of bodily injury and death or property damage or loss with a combined single limit at the Commencement Date of not less than One Million Dollars ($1,000,000.00) per occurrence and Two Million Dollars ($2,000,000.00) in the aggregate, which policy shall be payable on an “occurrence” rather than a “claims made” basis;

4.14.2A policy of extended property insurance (what is commonly called “all risk”) covering the Building and Landlord’s personal property, if any, located on the Land in the amount of one hundred percent (100%) of the then current replacement value of such property; and

4.14.3Landlord may, but shall not be required to, maintain other types of insurance as Landlord deems appropriate, including but not limited to, property insurance coverage for earthquakes and floods in such amounts as Landlord deems appropriate. Such policies may be “blanket” policies which cover other properties owned by Landlord.

4.15Waiver of Subrogation. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant hereby each waive and release the other from any and all Claims or any loss or damage that may occur to the Land, Building, Premises, or personal property located therein, by reason of fire or other casualty regardless of cause or origin, including the negligence or misconduct of Landlord, Tenant, Landlord’s Agents or Tenant’s Agents, but only to the extent of the insurance proceeds paid to such releasor under its policies of insurance or, if it fails to maintain the required policies, the insurance proceeds that would have been paid to such releasor if it had maintained such policies. Each party to this Lease shall promptly give to its insurance company written notice of the mutual waivers contained in this subparagraph, and shall cause its insurance policies to be properly endorsed, if necessary, to prevent the invalidation of any insurance coverages by reason of the mutual waivers contained in this subparagraph.

4.16Assignment and Subletting by Tenant.

4.16.1Tenant shall not have the right to assign, transfer, mortgage or encumber this Lease in whole or in part, nor sublet the whole or any part of the Premises, nor allow the occupancy of all or any part of the Premises by another, without first obtaining Landlord’s written consent, which consent shall not be unreasonably withheld in the case of a proposed assignment or subletting provided that no Event of Default exists and further provided that the proposed assignee or subtenant (a) is not a tenant of the Building or any building located in Boston, Massachusetts owned by Landlord or an affiliate of Landlord, (b) is not a party from or to which Landlord or an affiliate of Landlord has received or issued a letter of intent or term sheet for the leasing of any space in the Building within the preceding six (6) months, and (c) will not use the Premises as a business which provides shared workspace and services (the “Restricted Use”) for entrepreneurs, freelancers, startups, and other businesses, such as by way of example only, WeWork, Breather Products, and Regus. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of all sums payable under this Lease and for compliance with all of its other obligations as tenant under this Lease. Landlord’s acceptance of Base Rent, Additional Rent or any other sum from any assignee, sublessee, transferee, mortgagee or encumbrance holder shall not be deemed to be Landlord’s approval of any such conveyance. Upon the occurrence of an Event of Default, if the Premises or any part of the Premises are then subject to an assignment or subletting, Landlord may, at its option, collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rents against any sums due to Landlord from Tenant under this Lease. No such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease. Landlord’s right of direct collection shall be in addition to and not in limitation of any other rights and remedies provided for in this Lease or at law. Tenant makes an absolute assignment to Landlord of such assignments and subleases and any rent, lease security deposits and other sums payable under such assignments and subleases as collateral to secure the performance of the obligations of Tenant under this Lease.

4.16.2In the event Tenant desires to assign this Lease or to sublet all or any portion of the Premises, Tenant shall give written notice of such desire to Landlord setting forth the name of the proposed subtenant or assignee, the proposed term, the nature of the proposed subtenant’s or assignee’s business to be conducted on the Premises, the rental rate, and any other particulars of the proposed subletting or assignment that Landlord may reasonably request. Without limiting the preceding sentence, Tenant shall also provide Landlord with: (a) such financial information as Landlord may request concerning the proposed subtenant or assignee, including recent financial statements certified as accurate and complete by a certified public accountant and by the president, managing partner or other appropriate officer of the proposed subtenant or assignee; (b) proof satisfactory to Landlord that the proposed subtenant or assignee will immediately occupy and thereafter use the entire Premises (or any sublet portion of the Premises) for the remainder of the Lease Term (or for the entire term of the sublease, if shorter) in compliance with the terms of this Lease; and (c) a copy of the proposed sublease or assignment or letter of intent. Tenant shall pay to Landlord, upon Landlord’s demand therefor,

Landlord’s reasonable attorneys’ fees incurred in the review of such documentation and in documenting Landlord’s consent , plus an administrative fee of $1,000.00 as Landlord’s fee for processing such proposed assignment or sublease. Receipt of such fees shall not obligate Landlord to approve the proposed assignment or sublease.

4.16.3In determining whether to grant or withhold consent to a proposed assignment or sublease, Landlord may consider, and weigh, any factor it deems relevant, in its sole and absolute discretion. In no event may Tenant or any assignee, subtenant or other occupant of any portion of the Premises use any portion of the Premises for the Restricted Use, provided that Landlord shall have the right to lease other portions of the Building for the Restricted Use.

4.16.4Within fifteen (15) Business Days after Landlord’s receipt of all required information to be supplied by Tenant pursuant to this paragraph, Landlord shall notify Tenant of Landlord’s approval, disapproval or conditional approval of any proposed assignment or subletting or of Landlord’s election to recapture as described below. Landlord shall have no obligation to respond unless and until all required information has been submitted. In the event Landlord approves of any proposed assignment or subletting, Tenant and the proposed assignee or sublessee shall execute and deliver to Landlord an assignment (or subletting) and assumption agreement in form and content satisfactory to Landlord.

4.16.5Any transfer, assignment or hypothecation of any of the stock or interest in Tenant, or the assets of Tenant, or any other transaction, merger, reorganization or event, however constituted which (a) results in fifty percent (50%), or more of such stock, interest or assets going into different ownership, or (b) is a subterfuge denying Landlord the benefits of this paragraph, shall be deemed to be an assignment within the meaning and provisions of this paragraph and shall be subject to the provisions of this paragraph.

4.16.6If Landlord consents to any assignment or sublease and Tenant receives rent or any other consideration, either initially or over the term of the assignment or sublease, in excess of the Base Rent and Additional Rent (or, in the case of a sublease of a portion of the Premises, in excess of the Base Rent paid by Tenant on a square footage basis under this Lease), Tenant shall pay to Landlord fifty percent (50%) of such excess.

4.16.7Landlord shall have the right to recapture the Premises or the applicable portion thereof (a “Recapture”) by giving written notice of such Recapture to Tenant within fifteen (15) Business Days after receipt of Tenant’s written request for Landlord’s consent to such proposed assignment or subletting. Tenant shall have no right to retract its request for Landlord’s consent to assign or sublease once such request has been made. Such Recapture shall terminate this Lease as to the applicable space effective on the prospective effective date of assignment or subletting, which shall be the last day of a calendar month and shall not be earlier than forty-five (45) Business Days after receipt of Tenant’s request hereunder. If less than the entire Premises are recaptured, this Lease shall remain in full force and effect with respect to that remaining area not recaptured by Landlord. Tenant shall surrender that portion of the Premises recaptured by Landlord in accordance with the terms and conditions of this Lease. Notwithstanding the first sentence of this subparagraph, Landlord shall have no right to Recapture the Premises or applicable portion thereof if (a) Tenant’s proposed assignment or sublet together with any previous assignments and sublets encompass, in the aggregate, net rentable area equal to or less than seven thousand five hundred (7,500) rentable square feet and the term thereof shall expire at least two (2) years prior to the then expiration date of the Lease Term, or (b) Tenant’s proposed assignment or sublet is made pursuant to Paragraph 4.16.8.

4.16.8Notwithstanding anything to the contrary in this Lease, provided that all amounts due under this Lease have been paid in full and further provided that no_Event of Default exists, upon not less than fifteen (15) Business Days advance written notice to Landlord but without Landlord’s consent, Tenant may assign this Lease or sublet all or any portion of the Premises to an Affiliate of the Tenant, provided that (a) Tenant has delivered to Landlord satisfactory evidence that the assignee or subtenant is an Affiliate of the Tenant, (b) such Affiliate assumes all of the liabilities and obligations of the Tenant under this Lease in a writing in form and substance reasonably satisfactory to Landlord, (c) such Affiliate has a tangible net worth immediately following such transaction certified to Landlord by the president, managing partner or other appropriate officer of the Affiliate (provided that if the Affiliate has or otherwise obtains audited financial statements, copies of same also shall be provided to Landlord) equal to or greater than the tangible net worth of Tenant as of the date of this Lease or the date immediately prior to such transaction (whichever is greater), in each case as determined in accordance with generally accepted accounting principles, (d) Tenant reimburses Landlord on demand for all reasonable costs and expenses incurred by Landlord in determining compliance with the terms of this subparagraph 4.16.8, including reasonable attorneys’ fees, and (e) such entity remains an Affiliate of the Original Tenant subsequent to the date of such assignment and for the remainder of the Lease Term (if such entity ever ceases to constitute an Affiliate of the Original Tenant, the same shall constitute an assignment of this Lease requiring Landlord’s consent). In all events, Tenant shall remain liable for its obligations under this Lease despite any such transfer.

4.17Assignment by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations under this Lease and in any and all of the Land or Building. If Landlord sells or transfers any or all of the Building, including the Premises, Landlord and Landlord’s Agents shall, upon consummation of such sale or transfer, be released automatically from any liability relating to obligations or covenants under this Lease to be performed or observed after the date of such transfer, and in such event, Tenant agrees to look solely to Landlord’s successor-in-interest with respect to such liability; provided that, as to the Lease Security Deposit and Prepaid Rent, Landlord shall not be released from liability therefor unless Landlord has delivered (by direct transfer or credit against the purchase price) the Lease Security Deposit or Prepaid Rent to its successor-in-interest.

4.18Estoppel Certificates and Financial Statements. Tenant shall, from time to time, upon the written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: (a) the date this Lease was executed and the date it expires; (b) the date Tenant entered into occupancy of the Premises; (c) the amount of monthly Base Rent and Additional Rent and the date to which such Base Rent and Additional Rent have been paid; and (d) certifying that (1) this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date of the agreement so affecting this Lease); (2) Landlord is not in breach of this Lease (or, if so, a description of each such breach) and that no event, omission or condition has occurred which would result, with the giving of notice or the passage of time, in a breach of this Lease by Landlord; (3) this Lease represents the entire agreement between the parties with respect to the Premises; (4) all required contributions by Landlord to Tenant on account of Tenant Improvements have been received; (5) on the date of execution, there exist no defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord; (6) no Base Rent, Additional Rent or other sums payable under this Lease have been paid in advance except for Base Rent and Additional Rent for the then current month; (7) no security has been deposited with Landlord (or, if so, the amount of such security); (8) it is intended that any Tenant’s statement may be relied upon by a prospective purchaser or mortgagee of Landlord’s interest or an assignee of any such mortgagee; and (9) such other information as may be reasonably requested by Landlord. If Tenant fails to respond within five (5) Business Days of its receipt of a written request by Landlord as provided in this paragraph, such shall be a breach of this Lease and Tenant shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser, mortgagee or assignee. In addition, Tenant shall, from time to time, upon the written request of Landlord, deliver to or cause to be delivered to Landlord or its designee then current financial statements (including a statement of operations and balance sheet and statement of cash flows) certified as accurate by a certified public accountant and prepared in conformance with generally accepted accounting principles for (i) Tenant, (ii) any successor entity to Tenant by merger or operation of law, and (iii) any guarantor of this Lease. Notwithstanding the foregoing, Landlord shall not request such financial statements more than once in any calendar year, unless an Event of Default exists or such request is made in connection with a sale, financing or refinancing contemplated by Landlord.

4.19Modification for Lender. If, in connection with obtaining construction, interim or permanent financing for the Building or Land Landlord’s lender if any, shall request reasanable modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold or delay its consent to such modifications; provided that, such modifications do not increase the obligations of Tenant under this Lease or materially adversely affect Tenant’s rights under this Lease.

4.20Hazardous Substances.

4.20.1Neither Tenant, any of Tenant’s Agents nor any other person shall store, place, generate, manufacture, refine, handle, or locate on, in, under or around the Land or Building any Hazardous Substance, except for storage, handling and use of reasonable quantities and types of cleaning fluids and office supplies in the Premises in the ordinary course and the prudent conduct of Tenant’s business in the Premises. Tenant agrees that (a) the storage, handling and use of such permitted Hazardous Substances must at all times conform to all Governmental Requirements and to applicable fire, safety and insurance requirements; (b) the types and quantities of permitted Hazardous Substances which are stored in the Premises must be reasonable and appropriate to the nature and size of Tenant’s operation in the Premises and reasonable and appropriate for a first-class building of the same or similar use and in the same market area as the Building; and (c) no Hazardous Substance shall be spilled or disposed of on, in, under or around the Land or Building or otherwise discharged from the Premises or any area adjacent to the Land or Building. In no event will Tenant be permitted to store, handle or use on, in, under or around the Premises any Hazardous Substance which will increase the rate of fire or extended coverage insurance on the Land or Building, unless: (1) such Hazardous Substance and the expected rate increase have been specifically disclosed in writing to Landlord; (2) Tenant has agreed in writing to pay any rate increase related to each such Hazardous Substance; and (3) Landlord has approved in writing each such Hazardous Substance, which approval shall be subject to Landlord’s discretion.

4.20.2Tenant shall indemnify, defend and hold harmless Landlord and Landlord’s Agents from and against any and all Claims arising out of any breach of any provision of this paragraph, which expenses shall also include laboratory testing fees, personal injury claims, clean-up costs and environmental consultants’ fees. Tenant agrees that Landlord may be irreparably harmed by Tenant’s breach of this paragraph and that a specific performance action may appropriately be brought by Landlord; provided that, Landlord’s election to bring or not bring any such specific performance action shall in no way limit, waive, impair or hinder Landlord’s other remedies against Tenant.

4.20.3As of the execution date of this Lease, Tenant represents and warrants to Landlord that, except as otherwise disclosed by Tenant to Landlord, Tenant has no intent to bring any Hazardous Substances on, in or under the Premises except for the type and quantities authorized in the first paragraph of the paragraph captioned “Hazardous Substances”.

4.21Access Laws.

4.21.1Tenant agrees to notify Landlord immediately if Tenant receives notification or otherwise becomes aware of: (a) any condition or situation on, in, under or around the Land or Building which may constitute a violation of any Access Laws or (b) any threatened or actual lien, action or notice that the Land or Building is not in compliance with any Access Laws. If Tenant is responsible for such condition, situation, lien, action or notice under this paragraph, Tenant’s notice to Landlord shall include a statement as to the actions Tenant proposes to take in response to such condition, situation, lien, action or notice.

4.21.2Tenant shall not alter or permit any assignee or subtenant or any other person to alter the Premises in any manner which would violate any Access Laws or increase Landlord’s responsibilities for compliance with Access Laws, without the prior approval of the Landlord. In connection with any such approval, Landlord may require a certificate of compliance with Access Laws from an architect, engineer or other person acceptable to Landlord. Tenant agrees to pay the reasonable fees incurred by such architect, engineer or other third party in connection with the issuance of such certificate of compliance. Landlord’s consent to any proposed Tenant Alteration shall not (a) relieve Tenant of its obligations or indemnities contained in this paragraph or this Lease or (b) be construed as a warranty that such proposed alteration complies with any Access Law.

4.21.3Tenant shall be solely responsible for all costs and expenses relating to or incurred in connection with: (a) failure of the Premises to comply with the Access Laws; and (b) bringing the Building and the common areas of the Building into compliance with Access Laws, if and to the extent such noncompliance arises out of or relates to: (1) Tenant’s use of the Premises, including the hiring of employees; (2) any Tenant Alterations to the Premises; or (3) any Tenant Improvements constructed in the Premises at the request of Tenant, regardless of whether such improvements are constructed prior to or after the Commencement Date.

4.21.4Landlord shall be responsible for all costs and expenses relating to or incurred in connection with bringing the common areas of the Building into compliance with Access Laws, unless such costs and expenses are Tenant’s responsibility as provided in the preceding subparagraph. Any cost or expense paid or incurred by Landlord to bring the Premises or common areas of the Building into compliance with Access Laws which is not Tenant’s responsibility under the preceding subparagraphs shall be amortized over the useful economic life of the improvements (not to exceed ten (10) years) with interest at the Prime Rate plus four (4) percentage points compounded daily, and shall be an Operating Cost for purposes of this Lease.

4.21.5Tenant agrees to indemnify, defend and hold harmless Landlord and Landlord’s Agents from and against any and all Claims arising out of or relating to any failure of Tenant or Tenant’s Agents to comply with Tenant’s obligations under this paragraph.

4.21.6The provisions of this paragraph shall supersede any other provisions in this Lease regarding Access Laws, to the extent inconsistent with the provisions of any other paragraphs.

4.22Quiet Enjoyment. Landlord covenants that Tenant, upon paying Base Rent, Additional Rent and all other sums payable under this Lease and performing all covenants and conditions required of Tenant under this Lease shall and may peacefully have, hold and enjoy the Premises without hindrance or molestation by Landlord subject to the provisions of this Lease.

4.23Sings.

4.23.1Tenant shall be permitted to have its entity name listed on the main directory sign for the Building situated in the main lobby of the Building. Tenant also shall be permitted to have one (1) entryway sign bearing Tenant’s name next to Tenant’s entryway into the Premises. Said sign shall be installed by Landlord at Tenant’s expense and shall be of a size, design and coloration, and in a location consistent with Landlord’s standard tenant entryway signage for the Building. Tenant shall reimburse Landlord for the cost of such entryway sign within ten (10) days of receipt of an invoice for same.

4.23.2Notwithstanding anything to the contrary in the Rules and Regulations and subject to Tenant obtaining any and all necessary governmental approvals and the terms and conditions set forth herein, beginning on the Rent Commencement Date and during such portion of the Lease Term that the Original Tenant (or a Permitted Transferee of all of Tenant’s rights under this Lease) itself continues to lease and actually use and occupy the entire tenth floor of the Building, Tenant shall have the non-exclusive right at Tenant’s sole cost and expense to install and maintain an exterior signage plaque (a “Plaque”) on the exterior of the Building identifying Tenant, provided, however, at Landlord’s option the actual installation of the Plaque shall be performed by Landlord’s contractors but at the Tenant’s expense. The exact size, location, colors, design, and specifications of the Plaque shall be subject to Landlord’s prior written approval and compliance with any Building signage criteria. Landlord shall have the right to grant other tenants of the Building the right to maintain identification signs or plaques on the exterior of the Building, provided that, as long as Tenant has the right to maintain the Plaque in accordance with the terms hereof and Tenant continues to lease more office space in the Building than any other tenant, such signs or plaques of other tenants of the Building (excluding any retail tenants) shall not be larger and more prominent than Tenant’s Plaque. Prior to installation of its Plaque, Tenant shall obtain any and all necessary permits and approvals required by applicable Governmental Requirements. Thereafter, Tenant shall at all times maintain all necessary permits and approvals required by applicable Governmental Requirements in effect from time to time. Any and all costs in connection with the permitting, fabrication, installation and maintenance of the Plaque shall be borne by Tenant. The installation of Tenant’s Plaque shall constitute a Tenant Alteration and, as such, shall be subject to all terms hereof applicable to Tenant Alterations, and without limiting the generality of the foregoing, such installation shall be subject to the terms and conditions of Paragraphs 4.4 and 4.5 (Tenant Alterations and Tenant Work Performance, respectively). Tenant agrees to maintain its Plaque in good condition at all times. Upon vacation of the Premises on the expiration or earlier termination of this Lease or at such earlier time as Tenant is no longer permitted to maintain its Plaque on the Building in accordance with the terms hereof, Tenant shall be responsible, at its sole cost, for the removal of such Plaque and for the repair of any damage to the Building caused by such removal. If Tenant fails to perform such work after written notice from Landlord, Landlord may cause the same to be performed and the reasonable cost thereof shall be Additional Rent immediately due and payable within thirty (30) days after Landlord’s delivery of a written demand and a supporting invoice for same. Notwithstanding the foregoing or anything herein to the contrary, if, at any time during the Lease Term, the Original Tenant ceases to itself lease and actually use and occupy at least the entire tenth floor of the Building under this Lease and/or an Event of Default occurs, Landlord in its sole discretion may terminate Tenant’s right to maintain the Plaque and may require Tenant to permanently remove the Plaque.

4.24Subordination.

4.24.1Tenant subordinates this Lease and all rights of Tenant under this Lease to any mortgage, deed of trust, ground lease or vendor’s lien, or similar instrument which may from time to time be placed upon the Premises (and all renewals, modifications, replacements and extensions of such encumbrances), and each such mortgage, deed of trust, ground lease or lien or other instrument shall be superior to and prior to this Lease. Notwithstanding the foregoing, the holder or beneficiary of such mortgage, deed of trust, ground lease, vendor’s lien or similar instrument shall have the right to subordinate or cause to be subordinated any such mortgage, deed of trust, ground lease, vendor’s lien or similar instrument to this Lease or to execute a non-disturbance agreement in favor of Tenant on the standard form utilized by such lender or ground lessor. At the request of Landlord, the holder of such mortgage or deed of trust or any ground lessor, Tenant shall execute, acknowledge and deliver promptly in recordable form any instrument or subordination agreement in the standard form customarily employed by such holder. Tenant further covenants and agrees that if the lender or ground lessor acquires the Premises as a purchaser at any foreclosure sale or otherwise, Tenant shall recognize and attorn to such party as landlord under this Lease, and shall make all payments required hereunder to such new landlord without deduction or set-off and, upon the request of such purchaser or other successor, execute, deliver and acknowledge documents confirming such attornment. Notwithstanding anything herein to the contrary, in no event shall the lender or ground lessor which acquires the Premises as a purchaser at any foreclosure sale or otherwise be (i) bound by any payment of Base Rent or Additional Rent for more than one month in advance, (ii) bound by any amendment or modification of this Lease made without the consent of the lender or ground lessor, (iii) liable in any way to Tenant for any act or omission, neglect or default on the part of the Landlord under this Lease (provided that the foregoing shall not relieve any successor landlord from the Landlord’s maintenance and repair obligations under this Lease with respect to any condition existing as of the date such successor landlord acquires title to the Premises), (iv) obligated to perform any work or improvements to be done by Landlord in the Premises or to provide any tenant improvement or other allowance to Tenant, or (v) subject to any counterclaim or setoff which theretofore accrued to Tenant against Landlord. Tenant waives the provisions of any law or regulation, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease or the obligations of Tenant hereunder in the event that any such foreclosure or termination or other proceeding is prosecuted or completed.

4.24.2If at any time during the Lease Term the Building is encumbered by a mortgage, then upon Tenant’s written request, Landlord shall obtain for Tenant, at no cost to Landlord, a subordination, non-disturbance and attornment agreement from the holder of such mortgage, in the standard form customarily employed by such holder. Tenant shall reimburse Landlord, within ten (10) days after demand therefor, for Landlord’s out-of-pocket costs, including fees charged by the holder(s) of any mortgage(s) and its or their counsel and other reasonable attorney’s fees and disbursements, incurred in connection with such subordination, non-disturbance and attornment agreement.

4.25Workers Compensation Immunity. If and to the extent that Tenant is obligated to indemnify, defend or hold harmless Landlord or Landlord’s Agents from any Claims arising from its use of the Premises or any act or failure to act by Tenant or Tenant’s Agents or otherwise, Tenant expressly waives, to and in favor of Landlord and Landlord’s Agents, its statutory workers compensation act employers immunity relative to any injury to an employee or employees of Tenant.

4.26Brokers. Each party to this Lease shall indemnify, defend and hold harmless the other party from and against any and all Claims asserted against such other party by any real estate broker, finder or intermediary relating to any act of the indemnifying party in connection with this Lease. Landlord shall be responsible for paying any commission or fee owed to Landlord’s broker, CB Richard Ellis-N.E. Partners, LP, in connection with this Lease pursuant to a written agreement between CB Richard Ellis-N.E. Partners, LP and Landlord.

4.27Limitation on Recourse. Landlord has executed this Lease by its authorized representative signing solely in a representative capacity. Notwithstanding anything contained in this Lease to the contrary, Tenant confirms that the covenants of Landlord are made and intended, not as personal covenants of the Landlord’s authorized representative, or for the purpose of binding such authorized representative personally, but solely in the exercise of the representative powers conferred upon such authorized representative by their principal Liability with respect to the entry and performance of this Lease by or on behalf of Landlord, however it may arise, shall be asserted and enforced only against Landlord’s estate and equity interest in the Building. Neither Landlord nor any of Landlord’s Agents shall have any personal liability in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant’s use of the Premises. Further, in no event whatsoever shall any Landlord’s Agent have any liability or responsibility whatsoever arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant’s use of the Premises. Any and all personal liability, if any, beyond that which may be asserted under this paragraph, is expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

4.28Mechanic’s Liens and Tenant’s Personal Property Taxes.

4.28.1Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or

Tenant in the Premises or to charge the rentals payable under this Lease for any Claims in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall immediately pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises and Tenant shall indemnify, defend and hold harmless Landlord from any and all Claims arising out of any such asserted Claims. Tenant agrees to give Landlord immediate written notice of any such Claim.

4.28.2Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord’s property and Landlord elects to pay them or if the assessed value of Landlord’s property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, Tenant shall reimburse Landlord for the sums so paid by Landlord, upon demand by Landlord.

4.29No Offset; Independent Covenants; Waiver. Rent shall be paid without notice or demand, and without setoff, counterclaim, defense, abatement, suspension, deferment, reduction or deduction, except as expressly provided herein. Tenant waives all rights (i) to any abatement, suspension, deferment, reduction or deduction of or from Rent, except to the extent otherwise expressly set forth herein, and (ii) to quit, terminate or surrender this Lease or the Premises or any part thereof, except as expressly provided herein. TENANT HEREBY ACKNOWLEDGES AND AGREES THAT THE OBLIGATIONS OF TENANT HEREUNDER SHALL BE SEPARATE AND INDEPENDENT COVENANTS AND AGREEMENTS, THAT RENT SHALL CONTINUE TO BE PAYABLE IN ALL EVENTS AND THAT THE OBLIGATIONS OF TENANT HEREUNDER SHALL CONTINUE UNAFFECTED, UNLESS THE REQUIREMENT TO PAY OR PERFORM THE SAME SHALL HAVE BEEN TERMINATED PURSUANT TO AN EXPRESS PROVISION OF THIS LEASE. LANDLORD AND TENANT EACH ACKNOWLEDGES AND AGREES THAT THE INDEPENDENT NATURE OF THE OBLIGATIONS OF TENANT HEREUNDER REPRESENTS FAIR, REASONABLE, AND ACCEPTED COMMERCIAL PRACTICE WITH RESPECT TO THE TYPE OF PROPERTY SUBJECT TO THIS LEASE, AND THAT THIS AGREEMENT IS THE PRODUCT OF FREE AND INFORMED NEGOTIATION DURING WHICH BOTH LANDLORD AND TENANT WERE REPRESENTED BY COUNSEL SKILLED IN NEGOTIATING AND DRAFTING COMMERCIAL LEASES IN MASSACHUSETTS, AND THAT THE ACKNOWLEDGEMENTS AND AGREEMENTS CONTAINED HEREIN ARE MADE WITH FULL KNOWLEDGE OF THE HOLDING IN WESSON V. LEONE ENTERPRISES, INC., 437 MASS. 708 (2002). SUCH WAIVER AND ACKNOWLEDGEMENTS BY TENANT ARE A MATERIAL INDUCEMENT TO LANDLORD ENTERING INTO THIS LEASE.

SECTION 5: DEFAULT AND REMEDIES

5.1Events of Default.

5.1.1The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant (“Event of Default”):

(a)vacation or abandonment of all or any portion of the Premises;

(b)failure by Tenant to make any payment of Base Rent, Additional Rent or any other sum payable by Tenant under this Lease within five (5) days after written notice that such payment was not paid when due, provided, however, Landlord need not give any such notice nore than once in any twelve (12) month period, and any further failure-by Tenant within any such twelve (12) month period to make any payment of Base Rent, Additional Rent or any other sum payable by Tenant under this Lease within five (5) days after its due date shall constitute an immediate Event of Default without any notice from Landlord;

(c)failure by Tenant to observe or perform any covenant or condition of this Lease, other than the making of payments, where such failure shall continue for a period of ten (10) Business Days after written notice from Landlord;

(d)the failure of Tenant to surrender possession of the Premises at the expiration or earlier termination of this Lease in the condition required by this Lease;

(e)(1) the making by Tenant of any general assignment or general arrangement for the benefit of creditors; (2) the filing by or against Tenant of a petition in bankruptcy, including reorganization or arrangement, unless, in the case of a petition filed against Tenant, unless the same is dismissed within twenty (20) Business Days; (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located in the Premises or of Tenant’s interest in this Lease; (4) any execution, levy, attachment or other process of law against any property of Tenant or Tenant’s interest in this Lease, unless the same is dismissed within twenty (20) Business Days; (5) adjudication that Tenant is bankrupt; (6) the making by Tenant of a transfer in fraud of creditors; or (7) the failure of Tenant to generally pay its debts as they become due; or

(f)any information furnished by or on behalf of Tenant to Landlord in connection with the entry of this Lease is determined to have been materially false, misleading or incomplete when made; or

(g)a failure of the Tenant to deliver the Letter of Credit within seven (7) calendar days of the Effective Date.

5.1.2Tenant shall notify Landlord promptly of any Event of Default or any facts, conditions or events which, with the giving of notice or passage of time or both, would constitute an Event of Default.

5.1.3If a petition in bankruptcy is filed by or against Tenant, and if this Lease is treated as an “unexpired lease” under applicable bankruptcy law in such proceeding, then Tenant agrees that Tenant shall not attempt nor cause any trustee to attempt to extend the applicable time period within which this Lease must be assumed or rejected.

5.2Remedies. If any Event of Default occurs, Landlord may at any time after such occurrence, with or without notice or demand except as stated in this paragraph, and without limiting Landlord in the exercise of any right or remedy at law which Landlord may have by reason of such Event of Default, exercise the rights and remedies, either singularly or in combination, as are specified or described in the subparagraphs of this paragraph.

5.2.1Landlord may terminate this Lease and all rights of Tenant under this Lease either immediately or at some later date by giving Tenant written notice that this Lease is terminated. If Landlord so terminates this Lease, then Landlord may recover from Tenant the sum of:

(a)the unpaid Base Rent, Additional Rent and all other sums payable under this Lease which have been earned at the time of termination;

(b)interest at the Default Rate on the unpaid Base Rent, Additional Rent and all other sums payable under this Lease which have been earned at the time of termination; plus

(c)the amount by which the unpaid Base Rent, Additional Rent and all other sums payable under this Lease which would have been earned after termination until the time of award exceeds the amount of such rental loss, if any, as Tenant affirmatively proves could have been reasonably avoided and interest on such excess at the Default Rate; plus

(d)the amount by which the aggregate of the unpaid Base Rent, Additional Rent and all other sums payable under this Lease for the balance of the Lease Term after the time of award exceeds the amount of such rental loss, if any, as Tenant affirmatively proves could be reasonably avoided, with such difference being discounted to present value at the Prime Rate at the time of award; plus

(e)any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease or which, in the ordinary course of things, would be likely to result from such failure, including, leasing commissions, tenant improvement costs, renovation costs and advertising costs; plus

(f)all such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

5.2.2Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Landlord may cause property so removed from the Premises to-be-stored in public warehouse or elsewhere at the expense and for the account of Tenant.

5.2.3Intentionally Deleted.

5.2.4If Tenant vacates, abandons or surrenders the Premises without Landlord’s consent, or if Landlord re-enters the Premises as provided in subparagraph 5.2.2 or takes possession of the Premises pursuant to legal proceedings or through any notice procedure provided by law, then, if Landlord does not elect to terminate this Lease, Landlord may, from time to time, without terminating this Lease, either (a) recover all Base Rent, Additional Rent and all other sums payable under this Lease as they become due or (b) relet the Premises or any part of the Premises on behalf of Tenant for such term or terms, at such rent or rents and pursuant to such other provisions as Landlord, in its sole discretion, may deem advisable, all with the right, at Tenant’s cost, to make alterations and repairs to the Premises and recover any deficiency from Tenant as set forth in subparagraph 5.2.6.

5.2.5None of the following remedial actions, singly or in combination, shall be construed as an election by Landlord to terminate this Lease unless Landlord has in fact given Tenant written notice that this Lease is terminated: (a) an act by Landlord to maintain or preserve the Premises; (b) any efforts by Landlord to relet the Premises; (c) any repairs or alterations made by Landlord to the Premises; (d) re-entry, repossession or reletting of the Premises by Landlord pursuant to this paragraph; or (e) the appointment of a receiver, upon the initiative of Landlord, to protect Landlord’s interest under this Lease. If Landlord takes any of the foregoing remedial action without terminating this Lease, Landlord may nevertheless at any time after taking any such remedial action terminate this Lease by written notice to Tenant.

5.2.6If Landlord relets the Premises, Landlord shall apply the revenue from such reletting as follows: first, to the payment of any indebtedness of Tenant to Landlord other than Base Rent, Additional Rent or any other sums payable by Tenant under this Lease; second, to the payment of any cost of reletting (including finders’ fees and leasing commissions); third, to the payment of the cost of any alterations, improvements, maintenance and repairs to the Premises; and fourth, to the payment of Base Rent, Additional Rent and other sums due and payable and unpaid under this Lease. Landlord shall hold and apply the residue, if any, to payment of future Base Rent, Additional Rent and other sums payable under this Lease as the same become due, and shall deliver the eventual balance, if any, to Tenant. Should revenue from letting during any month, after application pursuant to the foregoing provisions, be less than the sum of the Base Rent, Additional Rent and other sums payable under this Lease and Landlord’s expenditures for the Premises during such month, Tenant shall be obligated to pay such deficiency to Landlord as and when such deficiency arises.

5.2.7Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any Base Rent, Additional Rent or other sum payable under this Lease or of any damages accruing to Landlord by reason of the violation of any of the covenants or conditions contained in this Lease.

5.3Right to Perform. If Tenant shall fail to pay any sum of money, other than Base Rent or Additional Rent, required to be paid by it under this Lease or shall fail to perform any other act on its part to be performed under this Lease, and such failure shall continue for ten (10) Business Days after notice of such failure by Landlord, or such shorter time if reasonable under the circumstances, Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform such other act on Tenant’s part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this paragraph as in the case of default by Tenant in the payment of Base Rent.

5.4Landlord’s Default. Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within twenty (20) Business Days after written notice is delivered by Tenant to Landlord and to the holder of any mortgages or deeds of trust (collectively, “Lender”) covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying the obligation which Landlord has failed to perform; provided, however, that if the nature of Landlord’s obligation is such that more than twenty (20) Business Days are required for performance, then Landlord shall not be in default if Landlord or Lender commences performance within such twenty (20) Business Day period and thereafter diligently prosecutes the same to completion. All obligations of Landlord hereunder shall be construed as covenants, not conditions. In the event of-any default, breach or violation of Tenant’s rights under this Lease by Landlord, Tenant’s exclusive remedy shall be either an action for specific performance or an action for actual damages. Tenant hereby waives the benefit of any laws granting it the right to perform Landlord’s obligation, a lien upon the property of Landlord and/or upon Rent due Landlord, or the right to terminate this Lease or withhold Rent on account of any Landlord default.

SECTION 6: MISCELLANEOUS PROVISIONS

6.1Notices. Any notice, request, approval, consent or written communication required or permitted to be delivered under this Lease shall be: (a) in writing; (b) transmitted by personal delivery, express or courier service, United States Postal Service in the manner described below, or electronic means of transmitting written material; and (c) deemed to be delivered on the earlier of the date received or four (4) Business Days after having been deposited in the United States Postal Service, postage prepaid. Such writings shall be addressed to Landlord or Tenant, as the case may be, at the respective designated addresses set forth opposite their signatures, or at such other address(es) as they may, after the execution date of this Lease, specify by written notice delivered in accordance with this paragraph, with copies to the persons at the addresses, if any, designated opposite each party’s signature. Those notices which contain a notice of breach or default or a demand for performance may be sent by any of the methods described in clause (b) above, but if transmitted by personal delivery or electronic means, shall also be sent concurrently by certified or registered mail, return receipt requested.

6.2Attorney’s Fees and Expenses. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease, or in the event suit is brought for the recovery of Base Rent, Additional Rent or any other sums payable under this Lease or for the breach of any covenant or condition of this Lease, or for the restitution of the Premises to Landlord or the eviction of Tenant during the Lease Term or after the expiration or earlier termination of this Lease, the non-breaching party shall be entitled to a reasonable sum for attorney’s and paralegal’s fees, expenses and court costs, including those relating to any appeal.

6.3No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of an amount less than the Base Rent or Additional Rent or any other sum due and payable under this Lease shall be deemed to be other than a payment on account of the Base Rent, Additional Rent or other such sum, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, nor preclude Landlord’s right to recover the balance of any amount payable or Landlord’s right to pursue any other remedy provided in this Lease or at law.

6.4Successors; Joint and Several Liability. Except as provided in the paragraph captioned “Limitation on Recourse” and subject to the paragraph captioned “Assignment and Subletting by Landlord”, all of the covenants and conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns. In the event that more than one person, partnership, company, corporation or other entity is included in the term “Tenant”, then each such person, partnership, company, corporation or other entity shall be jointly and severally liable for all obligations of Tenant under this Lease.

6.5Choice of Law. This Lease shall be construed and governed by the laws of the state in which the Land is located. Tenant consents to Landlord’s choice of venue for any legal proceeding brought by Landlord or Tenant to enforce the terms of this Lease.

6.6No Waiver of Remedies. The waiver by Landlord of any covenant or condition contained in this Lease shall not be deemed to be a waiver of any subsequent breach of such covenant or condition nor shall any custom or practice which may develop between the parties in the administration of this Lease be construed to waive or lessen the rights of Landlord to insist on the strict performance by Tenant of all of the covenants and conditions of this Lease. No act or thing done by Landlord or Landlord’s Agents during the Lease Term shall be deemed an acceptance or a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. The mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy it might have, either under this Lease or at law, nor shall the waiver of or redress for any violation of any covenant or condition in this Lease or in any of the rules or regulations attached to this Lease or later adopted by Landlord, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Base Rent, Additional Rent or any other sum payable under this Lease with knowledge of a breach of any covenant or condition in this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the rules and regulations attached to this Lease or later adopted, against Tenant or any other tenant in the Building, shall not be deemed a waiver. Any waiver by Landlord must be in writing and signed by Landlord to be effective.

6.7Offer to Lease. The submission of this Lease in a draft form to Tenant or its broker or other agent does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force or effect until: (a) it is executed and delivered by Tenant to Landlord; and (b) it is executed and delivered by Landlord to Tenant.

6.8Force Majeure. In the event that Landlord shall be delayed, hindered in or prevented from the performance of any act or obligation required under this Lease by reason of acts of God, strikes, lockouts, labor troubles or disputes, inability to procure or shortage of materials or labor, failure of power or utilities, delay in transportation, fire, vandalism, accident, flood, severe weather, other casualty, Governmental Requirements (including mandated changes in the Plans and Specifications or the Tenant Improvements resulting from changes in pertinent Governmental Requirements or interpretations thereof), riot, insurrection, civil commotion, sabotage, explosion, war, natural or local emergency, acts or omissions of others, including Tenant, or other reasons of a similar or dissimilar nature not solely the fault of, or under the exclusive control of, Landlord, then performance of such act or obligation shall be excused for the period of the delay and the period for the performance of any such act or obligation shall be extended for the period equivalent to the period of such delay.

6.9Landlord’s Consent. Unless otherwise provided in this Lease, whenever Landlord’s consent, approval or other action is required under the terms of this Lease, such consent, approval or action shall be subject to Landlord’s judgment or discretion exercised in good faith and shall be delivered in writing.

6.10Severability; Captions. If any clause or provision of this Lease is determined to be illegal, invalid, or unenforceable under present or future laws, the remainder of this Lease shall not be affected by such determination, and in lieu of each clause or provision that is determined to be illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. Headings or captions in this Lease are added as a matter of convenience only and in no way define, limit or otherwise affect the construction or interpretation of this Lease.

6.11Interpretation. Whenever a provision of this Lease uses the term (a) “include” or “including”, that term shall not be limiting but shall be construed as illustrative, (b) “covenant”, that term shall include any covenant, agreement, term or provision, (c) “at law”, that term shall mean as specified in any applicable statute, ordinance or regulation having the force of law or as determined at law or in equity, or both, and (d) “day”, that uncapitalized word shall mean a calendar day. This Lease shall be given a fair and reasonable interpretation of the words contained in it without any weight being given to whether a provision was drafted by one party or its counsel.

6.12Incorporation of Prior Agreement; Amendments. This Lease contains all of the agreements of the parties to this Lease with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties to this Lease or their respective successors in interest.

6.13Authority. If Tenant is a partnership, company, corporation or other entity, each individual executing this Lease on behalf of Tenant represents and warrants to Landlord that he or she is duly authorized to so execute and deliver this Lease and that all partnership, company, corporation or other entity actions and consents required for execution of this Lease have been given, granted or obtained. If Tenant is a partnership, company, corporation or other business organization, it shall, (a) at or prior to the execution of this Lease, deliver to Landlord certificates of good standing for Tenant issued by the Secretary of State of Delaware and the Secretary of State of Massachusetts, and (b) within ten (10) Business Days after demand by Landlord, deliver to Landlord satisfactory evidence of the due authorization of this Lease and the authority of the person executing this Lease on its behalf.

6.14Time of Essence. Time is of the essence with respect to the performance of every covenant and condition of this Lease.

6.15Survival of Obligations. Notwithstanding anything contained in this Lease to the contrary or the expiration or earlier termination of this Lease, any and all obligations of either party accruing prior to the expiration or termination of this Lease, shall survive the expiration or earlier termination of this Lease, and either party shall promptly perform all such obligations whether or not this lease has expired or terminated. Such obligations shall include any and all indemnity obligations set forth in this Lease.

6.16Consent to Service. Tenant irrevocably consents to the service of process of any action or proceeding at the address of the Premises. Nothing in this paragraph shall affect the right to serve process in any other manner permitted by law.

6.17Landlord’s Authorized Agents. Notwithstanding anything contained in the Lease to the contrary, including without limitation, the definition of Landlord’s Agents, only officers of Landlord, are authorized to amend, renew or terminate this Lease, or to compromise any of Landlord’s claims under this Lease or to bind Landlord in any manner. Without limiting the effect of the previous sentence, no property manager or broker shall be considered an authorized agent of Landlord to amend, renew or terminate this Lease, to compromise any of Landlord’s claims under this Lease or to bind Landlord in any manner.

6.18Waiver of Jury Trial. Landlord and Tenant irrevocably waive the respective rights to trial by jury in any action, proceeding or counterclaim brought by either against the other (whether in contract or tort) on any matter arising out of or relating in any way to this Lease, the relationship of Landlord and Tenant or Tenant’s use or occupancy of the Premises.

6.19Specially Designated National or Blocked Person. Tenant hereby represents its compliance with all applicable anti-money laundering laws, including, without limitation, the USA Patriot Act, and the laws administered by the United States Treasury Department’s Office of Foreign Assets Control, including, without limitation, Executive Order 13224. Tenant further represents (i) that it is not, and it is not owned or controlled directly or indirectly by any person or entity, on the Specially Designated Nationals (SDN) List published by the United States Treasury Department’s Office of Foreign Assets Control and (ii) that it is not a person otherwise identified by government or legal authority as a person with whom a U.S. Person is prohibited from transacting business. As of the date hereof, a list of such designations is available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx and the text of Executive Order 13224 is available at http://www.state.gov/j/ct/rls/other/des/122570.htm.. Tenant covenants and agrees to deliver to Landlord any certification or other evidence requested from time to time by Landlord in its reasonable discretion, confirming Tenant’s compliance with this paragraph 6.19.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, this Lease has been executed the day and year first above set forth.

Designated Address for Landlord:	LANDLORD:

MEPT Seaport 13 Stillings LLC	MEPT Seaport 13 Stillings LLC, a Delaware limited
c/o Bentall Kennedy (U.S.) Limited Partnership	liability company
Attn: Director of Asset Management - MEPT
7315 Wisconsin Avenue	By:	MEPT Edgemoor REIT LLC, a Delaware
Suite 200W		limited liability company, its Manager
Bethesda, MD 20814
Fax: 301-656-9339
		By:	Bentall Kennedy (U.S. ) Limited
with copies to:			Partnership, its Authorized Signatory

MEPT Seaport 13 Stillings LLC
c/o Bentall Kennedy (US) LP			By:	Bentall Kennedy (U.S.) G.P., LLC, its
Attention: Director of Asset Management - MEPT				General Partner
1215 Fourth Avenue
Suite 2400				By:
Seattle, WA 98161				Name:
Fax: 206-682-4769				Its:

and

MEPT Seaport 13 Stillings LLC				By:
c/o NewTower Trust Company				Name:
7315 Wisconsin Avenue				Its:
Suite 350W
Bethesda, MD 20814
Attn: Robert B. Edwards or President
Fax: 240-235-9961

with a copy to Manager at:

CB Richard Ellis - N.E. Partners, LP
101 Seaport Blvd.
Boston, Massachusetts 02210
Facsimile: (617) 261 7870

Designated Address for Tenant:	TENANT:

Prior to the Rent Commencement Date:	Duck Creek Technologies LLC, a Delaware limited
liability company.
Duck Creek Technologies LLC
51 Sleeper Street
Boston, MA 02210	By:	/s/ Vincent A. Chippari
Attn: President	Name:	Vincent A. Chippari
Facsimile:	Its:	Chief Financial Officer

From and after the Rent Commencement Date:
Duck Creek Technologies LLC
22 Boston Wharf Road
Boston, MA 02210
Attn: President

IN WITNESS WHEREOF, this Lease has been executed the day and year first above set forth.

Designated Address for Landlord:		LANDLORD:

MEPT Seaport 13 Stillings LLC		MEPT Seaport 13 Stillings LLC, a Delaware limited
c/o Bentall Kennedy (U.S.) Limited Partnership		liability company
Attn: Director of Asset Management - MEPT
7315 Wisconsin Avenue		By:	MEPT Edgemoor REIT LLC, a Delaware
Suite 200W			limited liability company, its Manager
Bethesda, MD 20814
Fax: 301-656-9339
			By:	Bentall Kennedy (U.S. ) Limited
with copies to:				Partnership, its Authorized Signatory

MEPT Seaport 13 Stillings LLC
c/o Bentall Kennedy (US) LP				By:	Bentall Kennedy (U.S.) G.P., LLC, its
Attention: Director of Asset Management - MEPT					General Partner
1215 Fourth Avenue
Suite 2400					By:	/s/ Philip Down
Seattle, WA 98161					Name:	Philip Down
Fax: 206-682-4769					Its:	Vice President

and

MEPT Seaport 13 Stillings LLC					By:	/s/ Jeanette R. Flory
c/o NewTower Trust Company					Name:	Jeanette R. Flory
7315 Wisconsin Avenue					Its:	SVP
Suite 350W
Bethesda, MD 20814
Attn: Robert B. Edwards or President
Fax: 240-235-9961

with a copy to Manager at:

CB Richard Ellis - N.E. Partners, LP
101 Seaport Blvd.
Boston, Massachusetts 02210
Facsimile: (617) 261 7870

Designated Address for Tenant:		TENANT:

Prior to the Rent Commencement Date:		Duck Creek Technologies LLC, a Delaware limited
liability company
Duck Creek Technologies LLC
51 Sleeper Street
Boston, MA 02210		By:	/s/ Vincent A. Chippari
Attn: President		Name:	Vincent A. Chippari
Facsimile:	857 239 5601	Its:	Chief Financial Officer

From and after the Rent Commencement Date:

Duck Creek Technologies LLC
22 Boston Wharf Road
Boston, MA 02210
Attn: President

Facsimile:

With a copy to:

Burns & Levinson LLP
125 Summer Street
Boston, MA 02110
Attn: Michael D. MacClary, Esq.
Facsimile: (617) 345-3299

EXHIBIT A to Lease

Mandatory Tenant LEED Design, Construction and Performance Requirements

Section 1A. Mandatory Leadership in Energy and Environmental Design (LEED) Tenant Compliance. The Tenant shall adhere to the following design and construction requirements in support of and in compliance with the LEED-CS prerequisites and credits satisfied by the base-building scope of work::

a.	WEc3 Water Use Reduction: All tenants are required to install efficient flush/flow fixtures that do not exceed the flush/flow rates of the base-building fixtures shown below:
Fixture Type	Max Flush/Flow Rate:

Water Closet:	1.28 gpf

Urinal:	0.125 gpf

Lays:	0.5 gpm (metered)

Kitchen Sink:	2.2 gpm

Showers:	1.5 gpm

b.

EAp3 Fundamental Refrigerant Management: Any additional work that is executed by the Tenant must adhere to “zero use of chlorofluorocarbon (CFC)-based refrigerants in new base building heating, ventilating, air conditioning and refrigeration (HVAC&R) systems. Small HVAC units (defined as containing less than 0.5 pounds (228 grams) of refrigerant) and other equipment, such as standard refrigerators, small water coolers and any other equipment that contains less than 0.5 pounds (228 grams) of refrigerant, are not considered part of the base building system and are not subject to the requirements of this prerequisite”.

c.	EAc1 Optimize Energy Performance/Energy Conservation Measures

Mandatory Tenant Energy Conservation Measures (ECMs): Tenants fit up design must comply with the following performance requirements to support and align with the Energy Conservation Measures (ECMs) incorporated in the base-building Core and Shell building systems and building envelope design and the LEED-CS whole building energy model.

Landlord shall supply electricity to the Premises. Lighting and, normal office machines at base building standard receptacles should meet a demand requirement not to exceed 5 watts per rentable square foot for lighting and outlets, and Tenant agrees in its use of the Premises (i) not to exceed such requirements, and (ii) that its total connected lighting load it will not exceed the maximum from time to time permitted under applicable governmental regulations.

Lighting Power: Tenants are required to comply with lighting power density (Watts/sf) requirements as per Sections 9.5-9.6 of ASHRAE 90.1-2013. The applicable LPD requirement for office space type is 0.82 W/SF when using the building Area Method.

Lighting Controls: Office tenants are required to provide the following lighting controls:

Automatic Lighting Controls: Tenants are required to install lighting controls, including automatic

Ex. A

1

lighting shut-offs, vacancy sensors, and daylighting controls as per Section 9.4 of ASHRAE 90.1-2013.

Occupancy Sensors on Lighting: Occupancy sensors must be provided for light control in all applicable areas within tenant spaces.

Fan Powered Boxes: The base building systems are designed such that the tenant fit-outs are required to include the installation of fan powered boxes in perimeter spaces.

d.

IEQp1 Minimum Air Quality Performance: All mechanical ventilation systems installed by the Tenant must “meet the minimum requirements of Sections 4 through 7 of ASHRAE Standard 62.1-2007, Ventilation for Acceptable Indoor Air Quality. Mechanical ventilation systems must be designed using the ventilation rate procedure or the applicable local code, whichever is more stringent.”

e.

IEQp2 Environmental Tobacco Smoke Control (ETS): The Tenant is required to “Prohibit smoking in the building. Prohibit on-property smoking within 25 feet (8 meters) of entries, outdoor air intakes and operable windows. Provide signage to allow smoking in designated areas, prohibit smoking in designated areas or prohibit smoking on the entire property.”

f.

IEQc7.1 Thermal Comfort - Design: All tenants are required to, “design heating ventilation and air conditioning systems and the building envelope to meet the requirements of ASHRAE Standard 55-2004, Thermal Environmental Conditions for Human Occupancy. Demonstrate design compliance in accordance with Section 6.1.1 documentation.” Furthermore, tenant spaces such as restaurants or fitness centers that are anticipated to have a time-average metabolic rate above 2.0 MET need to “meet the cooling/humidity temperature set points for spaces with MET levels of 2.0. Time-weighted average metabolic rates should be determined based on guidance in ASHRAE 55-2004, Normative Appendix A”.

Ex. A

2

EXHIBIT B to Lease

DRAWING SHOWING LOCATION OF THE PREMISES.

(see attached)

Ex. B

1

LANDLORD WILL PROVIDE
CURRENT ADA ACCESSIBLE
RESTROOM PER CODE.

LEVEL 10 FLOOR PLAN

Ex. B

2

EXHIBIT C to Lease

LISTING OF PLANS AND SPECIFICATIONS FOR TENANT IMPROVEMENTS

Ex. C

1

EXHIBIT D to Lease

FORM OF LEASE MEMORANDUM

MEPT Seaport 13 Stillings LLC, a Delaware limited liability company, as Landlord, and Duck Creek Technologies LLC, a Delaware limited liability company. as Tenant, executed that Lease dated as of_________________, 2017 (the “Lease”).

The Lease contemplates that this document shall be delivered and executed as set forth in the paragraph entitled “Lease Memorandum”. This Lease Memorandum shall become part of the Lease.

Landlord and Tenant agree as follows:

1.	The Commencement Date of the Lease is

2.	The Rent Commencement Date of the Lease is

3.	The end of the Lease Term and the date on which this Lease will expire is

4.The Lease is in full force and effect as of the date of this Lease Memorandum. By execution of this Lease Memorandum, Tenant confirms that as of the date of the Lease Memorandum (a) Tenant has no claims against Landlord and (b) Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord.

5.The Premises consist of approximately thirty thousand one hundred ten (30,110) rentable square feet.

6.The amount of Base Rent and the portion of the Lease Term during which such Base Rent is payable shall be determined from the following table:

Applicable Portion of Lease Term		Rate Per/Rentable Sq. Ft./ Annum	Annual Base Rent	Monthly Base Rent Installment (Annual ÷ 12)
Beginning	Ending

Notwithstanding the foregoing, Landlord shall abate all Base Rent applicable to the Premises for the period beginning on__________________and ending on ____________________(the “Abatement Period”). Although Landlord shall abate Base Rent payable for the Abatement Period, Tenant acknowledges and agrees that Tenant shall be liable for all Additional Rent payable during such period. If the Rent Commencement Date is a date other than the first day of a calendar month, Base Rent for the partial month in which the Rent Commencement Date occurs shall be prorated as provided in Paragraph 3.2 hereof.

Ex. D

1

7.Tenant’s Pro Rata Share is 30,110/123,977 = twenty-four and twenty-nine one-hundredths percent (24.29%), which shall be final, conclusive and controlling during the Lease Term for all purposes.

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Ex. D

2

Dated:				Dated:	July 28, 2017

LANDLORD:				TENANT:

MEPT Seaport 13 Stillings LLC, a Delaware limited				Duck Creek Technologies LLC, a Delaware limited
liability company				liability company.

By:	MEPT Edgemoor REIT LLC, a Delaware			By:	/s/ Vincent A. Chippari
	limited liability company, its Manager			Name:	Vincent A. Chippari
				Its:	Chief Financial Officer
	By:	Bentall Kennedy (U.S.) Limited
Partnership, its Authorized Signatory

		By:	Bentall Kennedy (U.S.) G.P., LLC, its
General Partner

By:
Name:
Its:

By:
Name:
Its:

Ex. D

3

Dated:					Dated:	July 28, 2017

LANDLORD:					TENANT:

MEPT Seaport 13 Stillings LLC, a Delaware limited					Duck Creek Technologies LLC, a Delaware limited
liability company					liability company.

By:	MEPT Edgemoor REIT LLC, a Delaware				By:	/s/ Vincent A. Chippari
	limited liability company, its Manager				Name:	Vincent A. Chippari
					Its:	Chief Financial Officer
	By:	Bentall Kennedy (U.S.) Limited
Partnership, its Authorized Signatory

		By:	Bentall Kennedy (U.S.) G.P., LLC, its
General Partner

			By:	/s/ Philip Down
			Name:	Philip Down
			Its:	Vice President

			By:	/s/ Jeanette R. Flory
			Name:	Jeanette R. Flory
			Its:	SVP

Ex. D

4

EXHIBIT E to Lease

RULES AND REGULATIONS

1.No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building or Land without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant’s expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

2.If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows, which may appear unsightly from outside the Premises.

3.Tenant shall not obstruct any sidewalk, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, elevators, escalators and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access to such areas of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Land, Building and the Building’s tenants; provided that, nothing in this Lease contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Tenant shall not go upon the roof of the Building.

4.The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

5.All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Cleaning and janitorial services shall be provided five (5) days per week. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant’s property by the janitor, any of Landlord’s Agents or any other person.

6.Landlord will furnish Tenant, free of charge, two (2) keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7.HVAC service shall be provided to the Premises Mondays through Fridays from 8:00 a.m. to 6:00 p.m., except for holidays (“Building Standard Hours”). Landlord shall provide HVAC service at times in addition to Building Standard Hours (“After-Hours HVAC”); provided, however, Tenant gives Landlord notice prior to 1:00 p.m. on the same day such After Hours HVAC is required with respect to service on Business Days and prior to 1:00 p.m. on the immediately preceding Business Day with respect to service on non-Business Days. The charge to Tenant for After-Hours HVAC shall be at Landlord’s then-standard hourly rate in effect from time to time for After-Hours HVAC (currently $35.00 per hour but subject to change in accordance with the foregoing); provided, however there will be no charge for After-Hours HVAC on Saturdays between 9:00 AM and 1:00 PM (although Tenant must request same as set forth in the preceding sentence). Any HVAC service on holidays shall be considered After-Hours HVAC.

8.If Tenant requires telegraphic, telephonic, computer circuits, burglar alarm or similar services, it shall first obtain, and comply with, Landlord’s instructions for their installation, and shall pay the entire cost of such installation(s).

Ex. E

1

9.Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by Governmental Requirements. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building or to any other tenant in the Building, shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10.Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities permitted by the Lease. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11.Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

12.Tenant shall not waste any utility provided by Landlord and agrees to cooperate fully with Landlord to assure the most effective operation of the Building’s heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice.

13.Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14.Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15.Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16.Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services, except at such hours and under such regulations as may be fixed by Landlord.

17.The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not-be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be deposited in them. The expenses of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant if it or its employees or invitees shall have caused it.

18.Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in the Lease.

Ex. E

2

19.Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20.Tenant shall not mark, drive nails, screws or drill into the partitions, woodwork or plaster or in any way deface the Premises. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21.Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

22.Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building or Land are prohibited, and Tenant shall cooperate to prevent the same.

23.Landlord reserves the right to exclude or expel from the Building and Land any person who, in Landlord’s judgment, is intoxicated, under the influence of liquor or drugs or in violation of any of these Rules and Regulations.

24.Tenant shall store all of its trash and garbage within the Premises. Tenant shall not place in any trash box or receptacle any material, which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

25.The Premises shall not be used for lodging or any improper or immoral or objectionable purpose. No cooking shall be done or permitted by Tenant, except that use by Tenant of Underwriters’ Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted; provided that, such equipment and its use is in accordance with all Governmental Requirements.

26.Tenant shall not use in the Premises or in the public halls of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

27.Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant’s address.

28.Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29.Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30.The requirements of Tenant will be attended to only upon appropriate application to the Manager of the Building by an authorized individual. Employees of Landlord are not required to perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord is required to admit Tenant to any space other than the Premises without specific instructions from Landlord.

31.Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building or Land. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or nonmotor driven bicycles or four-wheeled trucks.

32.Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other person, nor prevent Landlord from thereafter revoking such waiver and enforcing any such Rules and Regulations against any or all of the tenants of the Building.

33.These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the covenants and conditions of any lease of premises in the

Ex. E

3

Building. If any provision of these Rules and Regulations conflicts with any provision of the Lease, the terms of the Lease shall prevail.

34.Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, the care and cleanliness of the Building and Land and the preservation of good order in the Building. Tenant agrees to abide by all the Rules and Regulations stated in this exhibit and any additional rules and regulations, which are so, made by Landlord.

35.Tenant shall be responsible for the observance of all of the foregoing rules by Tenant and Tenant’s Agents.

Ex. E

4

EXHIBIT F to Lease

LETTER OF CREDIT CRITERIA

1.The letter of credit shall be clean, irrevocable and unconditional.

2.The letter of credit shall be in the amount specified in the Lease paragraph captioned “Security Provisions”.

3.The letter of credit must either (i) be issued by a national bank which is a member of the New York Clearing House and which has a banking office dedicated to the administration and payment of letters of credit in New York City or Boston, Massachusetts or (ii) if issued by any bank which is not described in clause (i), be confirmed by a bank described in clause (i). The issuing bank must have been assigned by Standard & Poors Investor Services a Bank Financial Strength Rating of BBB+, or better. If clause (ii) is applicable, the confirming bank must be assigned by Standard & Poors Investor Services a Bank Financial Strength Rating of BBB+, or better. The identity of the issuing bank and of any confirming bank shall also be reasonably satisfactory to Landlord.

4.The letter of credit shall have an expiration date no earlier than the first anniversary of the date of its issuance and shall provide for its automatic renewal from year to year unless terminated by the issuing bank by notice to Landlord given not less than sixty (60) days prior to its expiration date by registered or certified mail. The final expiration date of the letter of credit and all renewals of it shall be no earlier than sixty (60) days following the end of the Lease Term.

5.The letter of credit shall be issued in favor of Landlord and shall be effective immediately on its issuance.

6.The letter of credit may be drawn at the New York City or Boston banking office of either the issuer of the letter of credit described in clause (i) of paragraph 3 or, if clause (ii) of paragraph 3 is applicable, the confirming bank described in clause (i) of such paragraph 3. It must allow for draws to be made at sight on a draft drawn under the letter of credit which has been approved as to form by Landlord. It must allow for one draw in the whole amount or multiple partial draws. The Landlord shall not as a condition to any draw be required to deliver any certificate, affidavit or other writing to the issuer expressing the basis for the draw.

7.The letter of credit shall be transferable.

8.The letter of credit shall be governed by (i) the International Standby Practices (SP 98 published by the International Chamber of Commerce) and (ii) the United Nations Convention on Independent Guarantees and Standby Letters of Credit. Alternatively, if approved by the lender and if required by either the issuing bank or the confirming bank the Uniform Customs and Practices for Documentary Credits published by the International Chamber of Commerce may be substituted for the Practices referred to in clause (a) to the extent such Customs and Practices are not inconsistent with the criteria in this Exhibit F.

9.The letter of credit shall otherwise be in such form and shall be subject to such requirements as Landlord may reasonably require.

10.Unless otherwise directed by the Landlord, the letter of credit shall be addressed to the Landlord as follows: MEPT Seaport 13 Stillings LLC, c/o NewTower Trust Company, Attn: Robert B. Edwards or President, 7315 Wisconsin Avenue, Suite 350W, Bethesda, MD 20814.

Ex. F

1

EXHIBIT G to Lease

ROOFTOP DECK AREA

(see attached)

Ex. G

1

NEW MAIN ROOF FRAMING PLAN - TOS = EL. 144'-4" AT HIGHPOINT U.O.N.
STEEL BEAM LEGEND

TRO

Thornton Tomasetti

22 BOSTON WHARF ROAD ADDITION

ROOF FRAMING PLAN

FOR CONSTRUCTION

S1-111

Ex. G

2

EXHIBIT H to Lease

LANDLORD’S BASE BUILDING WORK

22 BOSTON WHARF ROAD

SITEWORK	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Sidewalks, landscaping, street furnishings, etc.	X		X		X		X

STRUCTURE	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T

Floor to Floor Height: 13’-9 1/2 “ on 7th floor, 18’-11 1/2 “ on 8th floor; 13’6” on the 9th floor and 14’-1”on the 10th floor. Ceiling heights will be based on tenant specific requirements. See plans for ceiling height information based on base building infrastructure.

	X		X		X		X
Fireproofing	X		X		X		X
Design Floor Load: 50 PSF	X		X		X		X
Tenant to reinforce floor locally if specialty program exceeds 50 PSF.		X		X		X		X
Framed openings for additional tenant shafts not part of base building		X		X		X		X

MISCELLANEOUS METALS	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Misc. Iron for base building elements (canopies, elevators, railings, etc.)	X		X		X		X
Specialty misc. iron/structural work for tenant rooftop equipment and decks - Galvanized steel dunnage, deck framing maintenance walkways, screens, penthouses, and railings.		X		X		X		X
Misc. iron/structural support for base building rooftop equipment	X		X		X		X
Concrete pads and structural modification related to tenant fit-out		X		X		X		X
Painted steel concrete filled pan stairs at egress stairs. Painted steel guardrails and handrails	X		X		X		X
Railings at exterior terraces as shown on the contract documents	X		X		X		X

BUILDING ENVELOPE	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Exterior Walls
Various Wall Systems including glass/metal curtainwall, composite panel. Glazing is 1” insulated with low-e coating.	X		X		X		X
BUILDING ENVELOPE (cont.)	Designed		Furnished		Installed		Funded

Ex. H

1

	by:		by:		by:		by:
Glass/Metal exterior doors of similar construction to exterior wall glazing systems	X		X		X		X
Canopy and office entry combination of metal panel, glass and brick.	X		X		X		X
Mechanical Penthouse: Aluminum metal panel system	X		X		X		X
Penthouse louvers as required for building common equipment	X		X		X		X
Penthouse louvers as required for specialty tenant equipment		X		X		X		X
Factory applied finish to metal panels, glazing system frames, aluminum doors, louvers, canopies.	X		X		X		X

Roof
Adhered .060 White EPDM roofing system including insulation, transition walls, parapets & accessories.	X		X		X		X
Walkway pads to building common rooftop equipment.	X		X		X		X
Roof penetrations for tenant rooftop equipment, vent stacks, terrace railings, deck framing		X		X		X		X

OFFICE COMMON AREAS	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Main Lobby - Finishes
Stone tile flooring and base. Walk-off mat.	X		X		X		X
Wall finishes may include; Porcelain tile and painted GWB walls.	X		X		X		X
Ceiling finishes - Painted GWB ceilings with soffits.	X		X		X		X
Built-in millwork reception desk at first floor entrance lobby.	X		X		X		X

Upper Floor Elevator Lobbies
Elevator lobbies at single & multi-tenant floors - Painted GWB walls, Stained wood fire rated doors, painted metal frames, Sealed concrete floors.	X		X		X		X

Floor Common Area
Mechanical/Tel-Data Rooms - Sealed Concrete Floors, Rubber Base, Painted GWB walls & no ceilings	X		X		X		X
Electrical/Emergency Elec. Rooms - Sealed concrete floors, Rubber Base, Painted GWB walls.	X		X		X		X
Taped and sanded GWB at tenant side of core and.mechanical rooms	X		X		X		X
Type X GWB at interior face of exterior non-rated walls		X		X		X		X
Interior surface GWB of rated exterior walls patched and sanded, ready for paint	X		X		X		X
Window stools - aluminum extension of glazing system.		X		X		X		X
Floor Common Area (cont.)	Designed by:		Furnished by:		Installed by:		Funded bv:
GWB at column enclosures		X		X		X		X
Base Building Door Frames - Painted Hollow Metal	X		X		X		X

Ex. H

2

Shaft enclosures for tenant provided systems within building core		X		X		X		X
Partitions, ceilings, floorings, painting, finishes, doors, millwork, and all build-out within tenant area		X		X		X		X
Toilet Rooms - Porcelain tile on floors, Ceramic tile on wet walls, and 2’x2’ ACT Ceilings, ADA bathroom accessories and fixtures, metal toilet partitions.	X		X		X		X
Tenant kitchens, and tenant fit out toilet rooms and all associated plumbing		X		X		X		X
Mechanical, electrical and telecomm rooms for individual tenant systems		X		X		X		X
Window Blinds		X		X		X		X
Exit stairs. Finishes include painted steel stringers, risers and railings, sealed concrete floor and treads, vinyl base at landings, painted GWB walls (except at concrete core), no ceilings	X		X		X		X

ELEVATORS	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Office tower passenger elevator serving Ground and 6th thru 10th floors - Geared Traction Kone- 350 FPM	X		X		X		X
Garage tower passenger elevators serving Ground thru 6th floors — Hydraulic Kone- 125 FPM	X		X		X		X

SPECIALTIES & EQUIPMENT	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Building common fire extinguishers with stainless steel recessed cabinets	X		X		X		X
Tenant fire extinguishers		X		X		X		X
Tenant equipment		X		X		X		X

FIRE PROTECTION	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Combination sprinkler/ standpipe system with fire department valves	X		X		X		X
Fire service and double-check valve assembly	X		X		X		X
Fire pump, controller, test header	X		X		X		X
Alarm Check valve and Siamese connection	X		X		X		X
Floor control valve assemblies and test drains	X		X		X		X
Sprinkler loop main and sprinkler coverage to all core areas	X		X		X		X
Flow switches, tamper switches, pressure switches on main distribution	X		X		X		X
All tenant spaces to be provided with upturned heads which can be modified / supplemented by the tenant	X		X		X		X
Installation and modification of sprinkler piping and head layout to suit tenant build-out and hazard index. System shall be based on NFPA 13 - Ordinary Hazard Group 1 densities at a minimum.		X		X		X		X

Ex. H

3

i
PLUMBING	Designed by:		Furn shed by:		lustalled by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Domestic water from meter to all core fixtures and wet columns and penthouse requiring cold water. Backflow preventers at entrance. Pressure booster pumps if required.	X		X		X		X
Wet columns at two locations per floor with 2” CW riser and 1-1/2” Pressure Regulating Valve and CW future, 4” waste and 4” vent	X		X		X		X
Electric domestic water heaters and hot water supply piping to all core fixtures	X		X		X		X
Additional plumbing fixtures / specialty equipment items for tenant fit out.		X		X		X		X
Plumbing equipment (water heater, disposal), supply piping (HW & CW) and drainage piping (Waste & Vent) for tenant fit out items.		X		X		X		X
One water fountain per office floor	X		X		X		X
Water meter within Tenant area with remote reading device (Landlord to provide specification)		X		X		X		X

HVAC	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Central gas fired condensing hot water plant 3,000 MBH	X		X		X		X
(4) DX Air Handling Units at 28,000 CFM (1.0 CFM/SF Cooling)	X		X		X		X
Hot water (via high efficiency condensing boilers) pumping and distribution for base building systems	X		X		X		X
Hot water distribution piping on floors (loop provided on 7; taps on 8, 9, 10.)		X		X		X		X
Metering of AHU and boiler plant electricity and natural gas consumption	X		X		X		X
Exhaust capacity for mechanical and electrical rooms and toilets per code	X		X		X		X
Supply, exhaust and return duct risers for base building systems	X		X		X		X
Supply, exhaust and return distribution for floor common area (bathrooms, mech. Rooms, etc.) - installed in rooms by landlord and stubbed through core - tied into distribution by tenant during fit out	X		X		X		X
Supply and return system, including medium pressure air distribution loop, distribution ductwork, control boxes, grilles, registers and diffusers in tenant areas		X		X		X		X
Heating based on 160 F hot water from high-efficiency condensing boilers capped at each floor		X		X		X		X
VAV and fan powered terminal boxes in tenant space including perimeter		X		X		X		X
Automatic temperature control system for base building systems	X		X		X		X
Automatic temperature control system for tenant areas and systems. Tenant to tie into base building system.		X		X		X		X
Vibration isolation and sound attenuation for tenant equipment		X		X		X		X
Balancing and commissioning of systems for tenant area		X		X		X		X
Hot water piping to fan powered terminal units within tenant space		X		X		X		X

Ex. H

4

ELECTRICAL	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Transformer vault with utility-supplied 480/277V transformer	X		X		X		X
Main electrical service switchboards	X		X		X		X
480/277V, 3 phase, 4 wire main switchboard, metered, for base building systems	X		X		X		X
480/277V, 3 phase, 4 wire metered feed for tenant areas	X		X		X		X
Office capacity 4 W/SF for tenant lighting and power.	X		X		X		X
ELECTRICAL (Cont.)	Designed by:		Furnished by:		Installed by:		Funded by:
Power and controls to VAV boxes and supplemental air conditioning (on tenant’s meter)		X		X		X		X
Feeders and associated electrical distribution for tenant supplemental power		X		X		X		X
Emergency generator for base building life safety systems, including fuel storage and transfer system	X		X		X		X
Emergency egress lighting within tenant areas		X		X		X		X
Electric closets at floor for base building systems and core areas	X		X		X		X
Additional electric closets, if required for tenant areas		X		X		X		X
Power distribution for tenant areas		X		X		X		X
Fire alarm system and risers	X		X		X		X
Fire alarm devices and exit signs in tenant spaces. Compliant to tie into base building systems		X		X		X		X
Lighting in common and base building areas	X		X		X		X
Lighting in tenant areas		X		X		X		X
Lightning protection system for base building systems	X		X		X		X
Lightning protection system for tenant systems		X		X		X		X
Temporary code-minimum lighting, fire alarm and exit signs at unoccupied tenant areas	X		X		X		X
Electrified hardware for base building card key access doors	X		X		X		X
Electrified hardware for tenant card key access doors (including doors to the egress stairs)		X		X		X		X

TELCOM	Designed by:		Furnished by		Installed by:		Funded by
	LL	T	LL	T	LL	T	LL	T
4 - 4” telephone/data conduit sleeves from the secondary Tel/data closet floor IDF closet on floors 7-10	X		X		X		X
Main & Secondary building telecommunications rooms (interconnected)	X		X		X		X
Telephone/data system, including service, risers, wiring closets, and distribution		X		X		X		X
Cable TV service		X		X		X		X

Ex. H

5

SECURITY	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LL	T	LL	T	LL	T
Card access at office building entries and within elevators	X		X		X		X
Card access at exit stair doors on every floor		X		X		X		X
Card access and/or alarm systems into or within tenant areas		X		X		X		X
Security system and access control for tenant areas. Tenant systems need to be coordinated with the base building system		X		X		X		X

ACOUSTICAL	Designed by:		Furnished by:		Installed by:		Funded by:
	LL	T	LI	T	LL	T	LL	T
Acoustical sound attenuation and isolation of base building systems	X		X		X		X
Acoustical sound attenuation and isolation of tenant systems		X		X		X		X

Ex. H

6

A
B
C
D
E
F
G
H
J
1
2
3
4
5
6
7

1 OFFICE FLOOR LOADING DIAGRAM

A
B
C
D
E
F
G
H
J
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2 ROOF LOADING DIAGRAM

TRO

Thornton Tomasetti

22 BOSTON WHARF ROAD ADDITION

FLOOR LOADING DIAGRAMS

FOR CONSTRUCTION

S0-003

Ex. H

7

EXHIBIT I to Lease

CLEANING SPECIFICATIONS

MAIN LOBBY

Daily*

o	Empty trash receptacles; replace liners (as necessary)
o	Vacuum walk-off mats and carpeted areas
o	Spot-clean carpets with approved spotter
o	Sweep and damp-mop hard-surface floors
o	Clean glass—includes doors, windows within reach of cleaner, and floor directories
o	Spot-clean and sanitize horizontal and vertical surfaces; remove fingerprints, smudges, and stains
o	Wipe down and polish elevator doors

Weekly

o	Dust horizontal surfaces—includes moldings, baseboards, railings, charts, pictures, window ledges, sills, and other surfaces within reach of cleaner.

Monthly

o	High-dust horizontal and vertical surfaces—includes lobby, tops of vestibules, and other surfaces beyond reach of cleaner

Quarterly

o	Carpet Clean Main Entrance Upon request as extra service
*	Daily = Five (5) days a week

Ex. I

1

ELEVATORS

Daily

o	Clean interior walls, doors, ceiling, and bright work
o	Clean and polish exterior doors, trim, and track
o	Vacuum carpeted floors
o	Spot-clean carpets with approved spotter

Quarterly

o	Carpet Clean elevator cabs Upon request as extra service

CORRIDORS, STAIRS, COMMON AREA

Daily

o	Vacuum carpeted floors
o	Spot-clean carpets with approved spotter
o	Spot-clean and sanitize horizontal and vertical surfaces; remove fingerprints, smudges, and stains
o	Police stairwell for trash

Weekly

o	Dust railings, ledges, fixtures, and fire extinguishers
o	Damp-mop stairs

Quarterly

o	Carpet Clean Main Entrance Upon request as extra service
*	Daily = Five (5) days a week

Ex. I

2

RESTROOMS

Daily

o	Empty trash and feminine receptacles; replace liners (as necessary)
o	Clean and polish stainless steel surfaces
o	Refill paper and hand-soap dispensers
o	Clean and sanitize urinals, sinks, toilets, and shower stalls
o	Polish mirrors and chrome fittings
o	Sweep and damp-mop floors using germicidal solution
o	Spot-clean walls and partitions
o	Dust horizontal and vertical surfaces

Quarterly

o	Machine-scrub restroom floors using germicidal solution

Upon request as extra service

Ex. I

3

TENANT OFFICE AREA

Daily

o	Empty trash receptacles; replace liners (as necessary)
o	Remove articles labeled “throw out”
o	Sweep and damp-mop hard surface floors
o	Vacuum carpeted floors
o	Spot-clean carpets with approved spotter
o	Straighten reception areas—neaten magazines, polish glass tables, etc.

Weekly

o	Dust horizontal surfaces—includes, pictures, window sills, tops of cubicles and other surfaces within reach of cleaner.

Bi-Annually

o	Dust heating and A/C diffusers

TENANT KITCHENETTES

Daily

o	Empty trash receptacles; replace liners (as necessary)
o	Clean and sanitize sinks, tables, countertops; wipe dry
o	Sweep and damp-mop floors using germicidal solution

Yearly

o	Strip and refinish VCT tiled floor surfaces using two (2) coats of seal and three (3) coats of finish Upon request as extra service

*Daily = Five (5) days a week

Ex. I

4

TENANT CONFERENCE ROOMS

Daily

o	Empty trash receptacles; replace liners (as necessary)
o	Remove articles labeled “throw out”
o	Vacuum carpeted area
o	Spot-clean carpets with approved spotter.
o	Spot-clean and sanitize horizontal and vertical surfaces, walls, switch plates, and doors; remove smudges and stains
o	Clean and polish conference table
o	Reposition furniture

Weekly

o	Dust window ledges, sills, doors, door frame, wall hangings, wood trim, baseboards, moldings, ledges, and horizontal and vertical surfaces.

Bi-Annually

o	Dust heating and A/C diffusers

*Daily = Five (5) days a week

RECEIVING AREA

Daily

o	Sweep and mop floors
o	Wash walls and doors

*Daily = Five (5) days a week

Ex. I

5

STAIRS, BACK LOBBY

Daily

o	Damp-mop and vacuum stairs and back entrance floor
o	Clean both sides of glass back door
o	Dust railings and ledges
o	Polish brass

Weekly

o	Dust railings, ledges, fixtures, and fire extinguishers
o	Edge-vacuum carpeted stairs
o	Damp-mop stairwells from top to bottom

*Daily = Five (5) days a week

Ex. I

6

Specialty Services

In addition to your janitorial needs. DCS also offers the following

o	24-hour emergency cleaning—fire, flood, etc.
o	Anti-static treatment
o	Carpet shampooing
o	Computer room cleaning
o	Facility/office services personnel—day porter/matron service, elevator operators, shipping/receiving, restroom attendants, light fixture porters
o	Furniture cleaning, polishing, restoration
o	Furniture moving
o	Graffiti removal
o	Landscaping
o	Leather upholstery cleaning
o	Light bulb replacement
o	Floor care—marble, tile, wood
o	Metal restoration and maintenance
o	Parking lot maintenance
o	Pest control
o	Power/pressure cleaning— idewalks, building facades
o	Recycling programs
o	Snow removal
o	Specialty products—mats, cleaning supplies, paper products, etc.
o	Trash removal
o	Upholstery and fabric partition cleaning
o	Window cleaning

Ex. I

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EXHIBIT J to Lease

Drawing Showing the First Floor of the Garage

(see attached)

Ex. J

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1 LEVEL 1 FLOOR PLAN

GENERAL NOTES

TRO

REDGATE

MEPT Seaport 13 Stillings LLC

22 Boston Wharf Road - Addition

LEVEL 1 FLOOR PLAN

CD SET

A201

Ex. J

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EXHIBIT K to Lease

RENDERING OF BUILDING LOBBY

The parties hereto acknowledge and agree that the drawing on the following page is merely a rendering and that Landlord’s plans and specification for the Building lobby that are included in the Landlord’s Base Building Work shall control.

(see next page)

Ex. K

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Ex. K

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EXHIBIT B

MASTER LESSOR CONSENT

[SEE ATTACHED]

Inventory List by Location

1.) Kitchen\Breakroom: 2 Big fridges, 1 mini drink fridge, 3 microwaves, dishwasher, Samsung TV (HDMI connection) Speakers on the ceiling, 4 booths, 4 wall tables with 8 chairs, 6 dining tables with 24 chairs.

2.) Conference table +12 chars, 3 wall benches, 1 conference phone, TV on wall + Clickshare, speakers on the ceiling.

3 & 4.) This is an executive Office: Desk+ 3 chairs, 2 Monitors, TV(HDMI/WIPS), round table + 4 chairs

5.) Coffee table, TV(HDMI) , 4 Lounge Chairs

6.) Office Desk + 3 chairs, 2 monitors

7.) 2 Phone Booths

8 & 9 & 10.) Desk + 3 Chairs, 2 Monitors

11.) Large Table + 10 Chairs, TV+ Clickshare

12.) Small table + 2 chairs, File Cabinet, Conference Phone

13.) & 14.) Med table + 4 chairs, TV (HDMI)

15.) Small table + 2 Chairs, Wall Bench

16.) Small Table + 4 Chairs, TV(HDMI)

17.) 6 Desk + 1 Monitor, 2 lounge Chairs, 3 TVs(HDMI), Storage Cabinet (All other desk have been moved to engineering section including podium. Older HuddleCam but is not connected or in use.

18.) Small table, 3 wall benches

19.) Printer Room Storage cabinets on top wall + bottom Storage cabinet

20.) Table + 4 chairs, TV(HDMI)

21.) Server room: 2 server cages, AV Switch, APC. (AV buildout and AV contacts included in separate attachment)

22 & 23 & 24 & 25 & 26 & 27.) Office Desk + 3 Chairs, 2 Monitors (room 22 has 1 monitor and room 23 only has 2 chairs)

28.) 2 Rooms with 1 Chair each

29.) Printing Room: Storage Cabinets on wall

30.) Wellness Room: Sink, mini fridge, lounge Chair, small side table

31.) Table + 4, Chairs TV(HDMI)

32.) 2 Rooms with 1 Chair each

33.) Table + 10 chairs, TV + Clickshare

34 & 35 & 36 & 37.) Office Desk + 3 Chairs, 2 Monitors

38.) Innovation Room: Large Table Conference table + 19 chairs, 3 TVs + Clickshare screen sharing, 2 Cameras on ceiling, Speakers on ceiling, Microphones on ceiling, AV Junction Box behind TV, 4 high tables + 11 chairs

39.) Small attached kitchen space: Sink, Mini fridge, Cabinet Storage, Coffee Machine and Grinder

40.) Printer Space / Cabinet

41. & 43 & 45.) Executive Office Desk + 3 Chairs, Small Table + 4 Chairs, TV(HDMI/WIPS)

42.) Assistant Space, 2 Desk + 2 chairs, 4 Monitors, 2 Filing Cabinets

44.) Table + 8 Chairs, TV + Clickshare

46.) Table + 12 chairs, Speakers on ceiling, TV (on TV Stand) + Clickshare, Conference phone

Other .) Left Side Lounge Space = 11 Chairs & 9 tables of different size. Top Lounge Space = 4 chairs, Right Lounge Space = 10 chairs & 7 tables of different size. Lobby Entrance = 2 chairs and table, bench seat, welcome TV on wall. 4 mobile TV’s on a cart.

Sever Room Equipment\Access Points\TV size and details included in separate attachment.

FURNITURE

Model Number	Serial Number	Asset Tag
Cisco AlR-AP2802I-B-K9	FDW2142D29H	AMER- 0001
Cisco AlR-AP2802I-B-K9	FDW2142D2BP	AMER- 0002
Cisco AIR-AP2802I -B-K9	FDW2142B24G	AMER- 0003
Cisco AIR-AP2802I -B-K9	FDW2142D2AZ	AMER- 0004
Cisco AlR-AP2802I-B-K9	FDW2142B28 H	AMER- 0005
Cisco AlR-AP2802I-B-K9	FDW2142B27V	AMER- 0006
Cisco AlR-AP2802I-B-K9	FDW2142B23Z	AMER- 0007
Cisco AlR-AP2802I-B-K9	FDW2142B24L	AMER- 0008
Cisco AIR-AP2802I -B-K9	FDW2142D2AP	AMER- 0009
Cisco AlR-AP2802I-B-K9	FDW2142B24H	AMER- 0010
Cisco AIR-AP2802I -B-K9	FDW2142D26X	AMER- 0011
Cisco AlR-AP2802I-B-K9	FDW2142D2AQ	AMER- 0012
Cisco AlR-AP2802I-B-K9	FDW2142D2AK	AMER- 0013
Cisco AlR-AP2802I-B-K9	FDW2142D26W	AMER- 0014
Cisco AIR-AP2802 I -B-K9	FGL2044A9D1	AMER- 0015
Cisco AIR-AP2802 I -B-K9	FGL2044A9CX	AMER- 0016
Cisco C9300-48T-E	FOC2133Z0CF	AMER- 0019
Cisco C9300-48T-E	FCW2133G0LC	AMER- 0020
Cisco C9300-48T-E	FCW2133L0RD	AMER- 0021
Cisco C9300-48T-E	FCW2133G0KA	AMER- 0022
Cisco C9300-48T-E	FCW2133G0K3	AMER- 0023
Cisco C9300-48T-E	FCW2133L0RR	AMER- 0024
Cisco C9300-48P-E	FOC2151Z0AG	AMER- 0025

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Product	Model	QTY
APC Basic Rack PDU	AP7941	1
Minuteman UPS	PRO1500RT	1
Server Cabinet	Dell 4210 42U	1

Room Number	Room Name	TV/Phone	AV
1008	Fenway	Samsung 65”/ Yealink CP960	One Barco CX-50 ClickShare Wirleess Conference presenter unit (with 2 USB dongle) One Poly Studio X50 - all in one VTC unit with speaker, microphone and camera
1019	The Garden	LG 65”	One Barco CX-50 ClickShare Wirleess Conference presenter unit (with 2 USB dongle) One Poly Studio X50 - all in one VTC unit with speaker, microphone and camera
1030	Gillette	LG 70”/ Yealink CP960	One Barco CX-50 ClickShare Wirleess Conference presenter unit (with 2 USB dongle) One Poly Studio X50 - all in one VTC unit with speaker, microphone and camera
1047	Zakim Bridge	LG 65”	One Barco CX-50 ClickShare Wirleess Conference presenter unit (with 2 USB dongle) One Poly Studio X50 - all in one VTC unit with speaker, microphone and camera
1064	Aquarium	LG 55”	One Barco CX-50 ClickShare Wirleess Conference presenter unit (with 2 USB dongle) One Poly Studio X50 - all in one VTC unit with speaker, microphone and camera

	Kitchen	Samsung 75”

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1002	Launch Pad	LG 79” 79UX340C (xl) LG 75” 75UM3C (x2)
1072	HR	Yealink CP960
1075	Hatch Shell	LG 45”
1076	Huddle MFA	LG 45”
1074	Huddle Copley	LG 45”
1062	DCU Training	LG 65” (x3)
Mobile Presenter		LG 45” (x4)

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